Exhibit 10

Execution Copy

SECURITIES EXCHANGE AGREEMENT

This  SECURITIES  EXCHANGE  AGREEMENT  (the  “Agreement”),  dated  as  of  April  28,  2014,  by and  between  ABAKAN  INC.,  a  Nevada  corporation,  with  headquarters  located  at  2665  S.  Bayshore

Drive,  Suite  450,  Miami,  Florida  33133  (the  “Company”),  MESOCOAT,  INC.,  a  Nevada  corporation,

with  headquarters  located  at  24112  Rockwell  Drive,  Euclid,  Ohio  44117  (“MesoCoat”)  and  GEORGE

TOWN  ASSOCIATES  S.A.,  a  Panama  corporation  with  headquarters  located  at  Samuel  Lewis  Ave.  &

53rd Street, Omega Building Mezanine, Panama, Republic of Panama  (the “Lender”).

WHEREAS:

A.

As   of   the   date   hereof,   MesoCoat,   a   majority  owned   subsidiary  of   the   Company,   has   five

outstanding  loans  from  Kyrtos  Limited,  a  British  Virgin  Islands  company  (“Kyrtos”)  in  an  aggregate amount  of  $1,309,000,  all  of  which  plus  accrued  interested  remains  outstanding,  all  as  evidenced  by five

Secured Promissory Notes issued by MesoCoat to Kyrtos (collectively the “Existing Notes”).

B.

The Existing Notes have been assigned by Kyrtos to the Lender.

C.

The  Company,  MesoCoat  and  the  Lender  have  agreed  to  exchange  the  Existing  Notes  for  (1)  a new convertible note of the Company, in the form attached hereto as Exhibit A, in the principal amount of

$1,341,963.34  (together  with  any  note(s)  issued  in  replacement  thereof  or  as  a  dividend  thereon  or otherwise  with  respect  thereto  in  accordance  with  the  terms  thereof,  the  “New  Note”),  convertible  into units  consisting  of  shares  of  Company  common  stock,  $0.0001  par  value  per  share  (the  “Shares”),  and warrants to  purchase shares of Company common  stock (the  “Warrants”),  upon  the  terms  and  subject  to the limitations and conditions set forth in such New Note, and (2) a Subsidiary Guarantee by MesoCoat in favor of the Lender, guarantying the satisfaction of all of the Company’s obligations under the New Note,

in the form attached hereto as Exhibit B (the “Subsidiary Guarantee”).

D.

In connection with the foregoing transactions, the Company and MesoCoat have agreed to amend and  restate  that  certain  Security  Agreement,  dated  as  of  October  30,  2013,  by  MesoCoat  in  favor  of

Kyrtos,  which  has  been  heretofore  assigned  to  the  Lender,  and  such  amended  and  restated  Security

Agreement  shall  be in  the  from attached  hereto  as Exhibit C,  and provide that  the Company’s  obligations under  the  New  Note  and  MesoCoat’s  obligations  under  the  Guarantee  will  be  continue  to  be  secured  by all of the assets of MesoCoat (the “Security Agreement”).

E.

The  Company  and  the  Lender  are  executing  and  delivering  this  Agreement  in  reliance  upon exemptions  from  securities  registration  afforded  by  the  rules  and  regulations  as  promulgated  by  the

United  States  Securities  and  Exchange  Commission  (the  “Commission”)  under  the  Securities  Act  of

1933, as amended (the “Securities Act”).

NOW  THEREFORE,  in  consideration  of  the  foregoing  and  such  other  consideration  as  the  parties  mutually agree, the parties hereto agree as follows:

1.

Recitals.   The  recitals  set  forth  above  are  accurate,  represent  the  intent  of  the  parties  hereto  and are incorporated herein by reference.

Exhibit 10

2.

Exchange of Existing Notes and Guarantee for New Note.

a.

Issuance of New Note.   On the Closing Date (as defined below), the Company shall issue

and  deliver  the  New  Note  to  the  Lender.   The  New  Note  shall  be  issued  to  the  Lender,  and  the

Subsidiary  Guarantee  and  Security  Agreement  shall  be  executed  and  delivered  for  the  benefit  of the  Lender,  all  in  exchange  for  the  Existing  Notes,  without  the  payment  of  any  additional consideration.

b.

Closing Date.   Subject  to  the  satisfaction  (or  written waiver)  of  the  conditions thereto  set forth in Sections 12 and 13 below, the date and time of the issuance and delivery of the New Note and  surrender  of  the  Existing  Notes  pursuant  to  this  Agreement  (the  “Closing  Date”)  shall  be

12:00  noon,  Eastern  Standard  Time  on  or  before  April  28,  2014,  or  such  other  mutually  agreed

upon time.   The closing of the transactions contemplated by this Agreement (the “Closing”)  shall occur on the Closing Date.

c.

Expenses.   At  the  Closing,  the  Company  shall  pay  all  expenses  and  costs  of  the  Lender

(including,  without  limitation,  the  attorney  fees  and  expenses  of  counsel  for  Lender,  all  as reasonable  incurred)  in  connection  with  the  preparation,  negotiation,  execution  and  approval  of this  Agreement  and  any  and  all  other  documents,  instruments  and  things  contemplated  hereby,

whether or not such transactions are consummated.

3.

Lender’s  Representations  and  Warranties.   The  Lender  represents  and  warrants  to  the  Company

and MesoCoat that:

a.

Investment Purpose.   As of the date hereof, the Lender is acquiring the New Note and the

Shares   and   Warrants   issuable   upon   conversion   of   or   otherwise   pursuant   to   the   New   Note

(including,  without  limitation,  such  additional  Shares  and  Warrants,  if  any,  as  are  issuable  as  a result  of  the  events  described  in  the  New  Note  or  pursuant  to  this  Agreement)  (such  Shares  and

Warrants  being  collectively  referred  to  herein  as  the  “Conversion  Units”  and,  collectively  with the  New  Note,  the  “Securities”)  for  its  own  account  and  not  with  a  present  view  towards  the

public   sale   or   distribution   thereof,   except   pursuant   to   sales   registered   or   exempted   from

registration  under  the  Securities  Act;  provided,  however,  that  by  making  the  representations herein,  the Lender does not agree to hold any of  the Securities for any minimum or other  specific term and reserves the right to dispose of the Securities at any time in accordance with U.S. federal and state securities laws applicable to such disposition.

b.

Lender Status.

(i)

The   Lender   is   not   a   “U.S.   person”   as   that   term   is   defined   in  Rule 902   of

Regulation  S  under  the  Securities  Act,  and  is  not  acquiring  the  Securities  for  the account or benefit of any U.S. person;

(ii)

The Lender is not, and at Closing will not be, an affiliate of the Company;

(iii)

As  of  the  date  this  Agreement  was  executed  and  delivered,  and  on  the  Closing

Date,  Lender  was  outside  the  United  States;  no  offer  to  purchase  the  Securities was made in the United States and the transactions contemplated hereby have not been  and  will  not  be  pre-arranged  by  the  Lender  with  a  purchaser  located  in  the

United States or who is a U.S. person;

Securities Exchange Agreement

Exhibit 10

(iv)

All  offers  or  sales  of  the  Securities  made  before  the  expiration  of  the  six  month

“distribution compliance period” (which begins on the date of the final closing of the offering and ending 180 days thereafter) shall not be made to a U.S. person or for  the  account  or  benefit  of  a  U.S.  person  (other  than  a  distributor)  unless  such

Securities  are  registered  under  the  Securities  Act  or  a  valid  exemption  can  be relied upon under both the appropriate U.S. state or federal securities laws;

(v)

Lender  hereby  agrees  that  Lender  will  resell  the  Securities  only  in  accordance with  the  provisions  of  Regulation  S,  pursuant  to  registration  under  the  Securities

Act, or pursuant to an available exemption from registration, and Lender shall not

engage   in   hedging   transactions   with   regard   to   such   Securities   unless   in

compliance with the Securities Act;

(vi)

Lender  is  not  an  underwriter  or  dealer  in  the  Securities  and  is  not  a  distributor  or

participating,   pursuant   to   contractual   agreement,   in   the   distribution   of   such

Securities;

(vii)

Each  distributor  participating  in  offering  the  Securities,  if  any,  has  agreed  in writing  that  all  offers  and  sales  of  the  Securities  prior  to  the  expiration  of  the

“distribution  compliance  period”  shall  only be  made  in  compliance  with  the  safe harbor  contained in Rules 903  or  904  of Regulation  S,  pursuant  to  registration  of such  Securities  under  the  Securities  Act,  or  pursuant  to  an  exemption  from registration;  and  each  distributor  has  further  agreed  in  writing  not  to  engage  in

hedging   transactions   regarding  the   Securities   unless  in   compliance   with   the

Securities Act;

(viii)     All  offering  documents  received  by  Lender  include  statements  to  the  effect  that the  Securities  have  not  been  registered  under  the  Securities  Act  and  may  not  be offered  or  sold  in  the  United  States  or  to  U.S.  persons  (other  than  distributors  as defined in  Regulation  S)  during the  “distribution  compliance  period”  unless  such

Securities  are  registered  under  the  Securities  Act  or  an  exemption  from  the registration requirements is available;

(ix)

Lender  acknowledges  that  receipt  of the  Securities  involves  a  high  degree  of  risk and  further  acknowledges  that  it  can  bear  the  economic  risk  of  the  acquiring  of such Securities, including the total loss of its investment;

(x)

Lender understands that  the Securities  are being offered and issued in reliance on

specific   exemptions   from   the   registration   requirements   of   federal   and   state

securities  laws  and  that  the  Company  is  relying  on  the  truth  and  accuracy  of  the representations,  warranties, and  agreements  of  Lender  set  forth  herein  in  order  to determine  the  applicability  of  such  exemptions  and  the  suitability  of  Investor  to acquire such securities;

(xi)

Lender is sufficiently experienced in financial  and business  matters to be capable of  evaluating  the  merits  and  risks  of  receiving  the  Securities  and  to  make  an informed decision relating thereto;

(xii)

In  evaluating  its  investment,  Lender  has  consulted  its  own  investment  and/or legal and/or tax advisors; and

Securities Exchange Agreement

Exhibit 10

(xiii)     Lender  understands  that  in  the  Commission’s  view,  the  statutory  basis  for  the exemption  claimed  for  this  transaction  would  not  be  available  if  the  offering,

though  in  technical  compliance  with  Regulation  S,  is  part  of  a  plan  or  scheme  to evade  the  registration  provisions  of  the  Securities  Act;  and  Lender  confirms  that this  transaction  is  not  part  of  any  such  plan  or  scheme.  Lender  is  acquiring  the

New  Note  and  the  underlying  Conversion  Units  for  investment  purposes  and  has no  present  intention  to  sell  such  Securities  in  the  United  States  or  to  a  U.S.

person or for  the account  or  benefit  of a U.S. person either  now or promptly after the expiration of the “distribution compliance period.”

c.

Reliance  on  Exemptions.   The  Lender  understands  that  the  Securities  are  being  offered and  sold  to  it  in  reliance  upon  specific  exemptions  from  the  registration  requirements  of  U.S federal  and  state  securities  laws  and  that  the  Company  is  relying  upon  the  truth  and  accuracy of,

and    the    Lender’s    compliance    with,    the    representations    and    warranties,    agreements,

acknowledgments  and  understandings  of  the  Lender  in  this  Section  3  in  order  to  determine  the availability of such exemptions and the eligibility of the Lender to acquire the Securities.

d.

Information.   The  Lender  and  its  advisors,  if  any,  have  been,  and  for  so  long  as  the  New

Note remains outstanding will continue to be, furnished with all materials relating to the business,

finances  and  operations  of  the  Company  and  materials  relating  to  the  offer  and  sale  of  the

Securities  which  have  been requested  by the  Lender  or its  advisors.   The  Lender  and  its  advisors,

if  any,  have  been,  and  for  so  long  as  the  New  Note  remains  outstanding  will  continue  to  be,

afforded  the  opportunity  to  ask  questions  of  and  receive  answers  from  representatives  of  the

Company,  its  officers,  directors,  employees  and  agents  concerning  the  Company  in  order  for  the

Lender   to   make   an   informed   decision   with   respect   to   its   investment   in   the   Securities.

Notwithstanding  the  foregoing,  the  Company  has   not   disclosed  to  the   Lender   any  material

nonpublic information and will not disclose such information unless such information is disclosed

to the public prior to or promptly following such disclosure to the  Lender.   Neither  such  inquiries

nor   any   other   due   diligence   investigation   conducted   by   Lender   or   any   of   its   advisors   or

representatives  shall  modify,  amend  or  affect  Lender’s  right  to  rely  on  the  Company’s  and

MesoCoat’s  representations  and  warranties  contained  in  Sections  4  and  5  below.   The  Lender  is

not  aware  of  any  facts  that  may constitute  a  breach  of  any  of  the  Company’s  representations  and warranties made herein.

e.

Governmental  Review.    The  Lender  understands  that  no  United  States  federal  or  state

agency   or   any   other   government   or   governmental   agency   has   passed   upon   or   made   any

recommendation or endorsement of the Securities.

f.

Transfer  or  Re-sale.   The  Lender  acknowledges  that  the  Securities  have  not  been  and  are not  being  registered  under  the  Securities  Act  and  may  not  be  transferred  or  resold  without registration under the Securities Act or unless pursuant to an exemption therefrom.

g.

Legends.   The  Lender  understands  that  unless  the  Securities  underlying  the  Conversion

Units have been registered under the Securities Act or the Securities may be sold pursuant to Rule

144   promulgated   under   the   Securities  Act   (or   a   successor   rule)   (“Rule   144”)   without   any

restriction as to the number of Securities as of a particular date that can then be immediately sold,

the Securities shall bear a restrictive legend in substantially the following form:

Securities Exchange Agreement

Exhibit 10

“THESE   SECURITIES   HAVE   NOT   BEEN   REGISTERED   WITH   THE

UNITED     STATES     SECURITIES     AND     EXCHANGE     COMMISSION

(“COMMISSION”)  OR  THE  SECURITIES  COMMISSION  OF  ANY  STATE

BECAUSE      THEY      ARE      BELIEVED      TO      BE      EXEMPT      FROM

REGISTRATION   UNDER   REGULATION   “S”   PROMULGATED   UNDER

THE  SECURITIES  ACT  OF  1933,  AS  AMENDED  (“SECURITIES  ACT”).

THESE  SECURITIES  MAY  NOT  BE  OFFERED  OR  SOLD  IN  THE  UNITED

STATES   OR   TO   U.S.   PERSONS   (I)   IN   THE   ABSENCE   OF   (A)   AN

EFFECTIVE    REGISTRATION    STATEMENT    FOR    THE    SECURITIES

UNDER  THE  SECURITIES  ACT,  OR  (B)  AN  OPINION  OF  COUNSEL,  IN  A

GENERALLY   ACCEPTABLE   FORM,   THAT   REGISTRATION   IS   NOT

REQUIRED  UNDER  SAID  ACT  OR  (II)  UNLESS  SOLD  PURSUANT  TO

RULE  144 OR  RULE  144A  UNDER  SAID  ACT.   NOTWITHSTANDING  THE

FOREGOING,  THE  SECURITIES  MAY  BE  PLEDGED  IN  CONNECTION

WITH   A   BONA   FIDE   MARGIN   ACCOUNT   OR   OTHER   LOAN   OR

FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

Notwithstanding  the  foregoing,  the  legend  set  forth  above  shall  be  removed  and  the  Company shall  issue  a  certificate  without  such  legend  to  the  holder  of  any  Securities  upon  which  it  is stamped,  if,  unless  otherwise  required  by  applicable  state  securities  laws,  (a)  such  Securities  are registered  for  sale  under  an  effective  registration  statement  filed  under  the  Securities  Act  or otherwise may be sold pursuant to  Rule 144 without any restriction as to the number  of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with  an  opinion  of  counsel,  in  form,  substance  and  scope  customary  for  opinions  of  counsel  in comparable  transactions,  to  the  effect  that  a  public  sale  or  transfer  of  such  Securities  may  be made  without  registration  under  the  Securities  Act,  which  opinion  shall  be  accepted  by  the

Company  so  that  the  sale  or  transfer  is  effected.    The  Lender  agrees  to  sell  all  Securities,

including  those  represented  by  a  certificate(s)  from  which  the  legend  has  been  removed,  in

compliance  with  applicable  prospectus  delivery  requirements,  if  any.    In  the  event  that  the

Company  does  not  accept  the  opinion  of  counsel  provided  by  the  Lender  with  respect  to  the transfer  of  Securities  pursuant  to  an  exemption  from  registration,  such  as  Rule  144,  it  will  be considered an Event of Default pursuant to Section 3.2 of the New Note.

h.

Authorization;   Enforcement.   This   Agreement   has  been   duly  and   validly  authorized,

executed and  delivered  on behalf  of  the  Lender,  and  constitutes  a  valid  and  binding agreement  of the Lender enforceable in accordance with its terms.

Securities Exchange Agreement

Exhibit 10

4.

Representations  and  Warranties  of  the  Company.    The  Company  and  MesoCoat,  jointly  and

severally, represent and warrant to the Lender that:

a.

Organization  and  Qualification.   The  Company  and  each  of  its  Subsidiaries  (as  defined below)  is  a  corporation  duly  organized,  validly  existing  and  in  good  standing  under  the  laws  of the  jurisdiction  in  which  it  is  incorporated,  with  full  power  and  authority (corporate  and  other)  to own,  lease,  use  and  operate  its  properties  and  to  carry  on  its  business  as  and  where  now  owned,

leased,  used,  operated and conducted. The Company and each of its  Subsidiaries is  duly qualified as  a  foreign  corporation  to  do  business  and  is  in  good  standing  in  every  jurisdiction  in  which  its

ownership   or   use   of   property   or   the   nature   of   the   business   conducted   by   it   makes   such

qualification  necessary except  where  the  failure  to  be  so  qualified  or  in  good  standing  would  not

have  a  Material  Adverse  Effect.   “Material  Adverse  Effect”  means  any  material  adverse  effect

on  the   business,   operations,   assets,   financial   condition  or  prospects   of  the  Company  or   its

Subsidiaries,  if  any,  taken  as  a  whole,  or  on  the  transactions  contemplated  hereby  or  by  the

agreements   or   instruments   to   be   entered   into   in   connection   herewith.   “Subsidiaries”   or

“Subsidiary”    means    any    corporation    or    other    organization,    whether    incorporated    or

unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest,  which  such  entities  are  disclosed  in  the  Commission  Documents  (defined  below  in

Section 4(g)).

b.

Authorization;  Enforcement.    (i)  The  Company  has  the  requisite  corporate  power  and authority  to  enter  into  and  perform  this  Agreement  and  the  Security  Agreement,  issue  the  New

Note  and  to  consummate  the  transactions  contemplated  hereby  and  on  conversion  to  issue  the

Securities, in  accordance with the terms hereof, (ii) the execution and delivery of this Agreement,

the   Security   Agreement,   the   New   Note   and   the   consummation   by   it   of   the   transactions

contemplated   hereby  (including,   without   limitation,   the   issuance   of   the   New  Note   and   the

issuance  and  reservation  for  the  issuance  of  the  Securities  underlying  the  Conversion  Units issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its

shareholders   is   required,   (iii)   this   Agreement   and   the   Security  Agreement   have   been   duly

executed  and  delivered  by  the  Company  by  its  authorized  representative,  and  such  authorized representative  is the  true  and  official representative  with  authority to  sign this  Agreement and the other  documents executed  in  connection  herewith  and  to  bind  the  Company accordingly,  and  (iv)

this  Agreement  and  the  Security  Agreement  constitute,  and  upon  execution  and  delivery  by  the

Company  of  the  New  Note,  each  of  such  instruments  will  constitute,  a  legal,  valid  and  binding obligation of the Company enforceable against the Company in accordance with its terms.

Securities Exchange Agreement

Exhibit 10

c.

Capitalization.    As  of  the  date  hereof,  the  authorized  capital  stock  of  the  Company consists  of  2,500,000,000  shares  of  common  stock,  $0.0001  par  value  per  share,  of  which

66,254,815  shares  are  issued  and  outstanding,  there  are  no  authorized  shares  of  preferred  stock,

4,166,667  shares  of  common  stock  are  reserved  for  issuance  pursuant  to  the  Company’s  stock

option   plan,   2,136,397   shares   are   reserved   for   issuance   pursuant   to   outstanding   warrants

exercisable  or  convertible  into  or  exchangeable  for  shares,  3,300,000  shares  are  reserved  for issuance pursuant  to outstanding convertible  notes  and 2,516,181 shares are  reserved for issuance upon  conversion  of  the  New  Note  into  Shares  and  the  exercise  of  the  Warrants.  All  of  such outstanding  shares  of  capital  stock  are,  or  upon  issuance  will  be,  duly authorized,  validly issued,

fully   paid   and   non-assessable.   No   shares   of   capital   stock   of   the   Company   are   subject   to

preemptive  rights  or  any  other  similar  rights  of  the  shareholders  of  the  Company  or  any  liens  or

encumbrances  imposed  through  the  actions  or  failure  to  act  of  the  Company.   As  of  the  date  of

this  Agreement,  (i)  except  as  disclosed  above,  there  are  no  outstanding  options,  warrants,  scrip,

rights  to  subscribe  for,  puts,  calls,  rights  of  first  refusal,  agreements,  understandings,  claims  or other  commitments  or  rights  of  any  character  whatsoever  relating  to,  or  securities  or  rights convertible  into  or  exchangeable  for  any  shares  of  capital  stock  of  the  Company  or  any  of  its

Subsidiaries,  or arrangements by which  the Company or  any of its Subsidiaries is or may become bound  to  issue  additional  shares  of  capital  stock  of  the  Company  or  any  of  its  Subsidiaries,  (ii)

there  are  no  agreements  or  arrangements  under  which  the  Company  or  any  of  its  Subsidiaries  is obligated to register the sale of any of its or their securities under the Securities Act and (iii) there are  no  anti-dilution  or  price  adjustment  provisions  contained  in  any  security  issued  by  the

Company  (or  in  any agreement  providing  rights  to  security holders)  that  will  be  triggered  by  the

issuance  of  the  New  Note  or  the  securities  underlying  the  Conversion  Units.   The  Company  has

furnished  to  the  Lender  true  and  correct  copies  of  the  Company’s  Articles  of  Incorporation  as  in

effect  on  the  date  hereof  (“Articles  of  Incorporation”),  the  Company’s  By-laws,  as  in  effect  on the  date  hereof  (the  “By-laws”),  and  the  terms  of  all  securities  convertible  into  or  exercisable  for

Shares of the Company and the material rights of the holders thereof in respect thereto.

d.

Issuance  of  Conversion  Units.   The  Securities  underlying  the  Conversion  Units  are  duly authorized  and  reserved  for  issuance  and,  upon  conversion  of  the  New  Note  in  accordance  with its respective  terms,  will  be validly issued,  fully paid  and  non-assessable,  and  free from  all  taxes,

liens,  claims  and  encumbrances  with  respect  to  the  issue  thereof  and  shall  not  be  subject  to preemptive  rights  or  other  similar  rights  of  shareholders  of  the  Company  and  will  not  impose personal liability upon the holder thereof.

e.

Acknowledgment   of   Dilution.      The   Company   understands   and   acknowledges   the

potentially  dilutive  effect  of  the  Securities  underlying  the  Conversion  Units  upon  conversion  of the  New  Note.  The  Company  further  acknowledges  that  its  obligation  to  issue  the  Securities underlying  the  Conversion  Units  upon  conversion  of  the  New  Note  in  accordance  with  this

Agreement  is  absolute  and  unconditional  regardless  of  the  dilutive  effect  that  such  issuance  may have on the ownership interests of other shareholders of the Company.

Securities Exchange Agreement

Exhibit 10

f.

No  Conflicts.   The  execution,  delivery  and  performance  of  this  Agreement,  the  Security

Agreement,  the  New  Note  by  the  Company  and  the  consummation  by  the  Company  of  the transactions  contemplated  hereby  and  thereby  (including,  without  limitation,  the  issuance  and reservation  for  issuance  of  the  Securities  underlying  the  Conversion  Units)  will  not  (i)  conflict with  or  result  in  a  violation  of  any  provision  of  the  Articles  of  Incorporation  or  By-laws,  or  (ii)

violate  or  conflict  with,  or  result  in  a  breach  of  any  provision  of,  or  constitute  a  default  (or  an event  which  with  notice  or  lapse  of time  or  both  could  become  a  default)  under,  or  give  to  others any  rights  of  termination,  amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture,

patent,  patent  license  or  instrument  to which  the Company or  any of its Subsidiaries is a party,  or

(iii)  result  in  a  violation  of any law,  rule,  regulation,  order, judgment or  decree  (including federal and  state  securities  laws  and  regulations  and  regulations  of  any  self-regulatory  organizations  to which  the  Company  or  its  securities  are  subject)  applicable  to  the  Company  or  any  of  its

Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound

or   affected   (except   for   such   conflicts,   defaults,   terminations,   amendments,   accelerations,

cancellations  and  violations  as  would  not,  individually  or  in  the  aggregate,  have  a  Material

Adverse Effect).   Neither the Company nor  any of its Subsidiaries is in violation of its Articles of

Incorporation, By-laws or other organizational documents and neither the Company nor any of its

Subsidiaries  is  in  default  (and  no  event  has  occurred  which  with  notice  or  lapse  of  time  or  both could  put  the  Company or  any of  its  Subsidiaries  in  default)  under,  and  neither  the  Company nor any of  its  Subsidiaries  has  taken  any action  or  failed  to  take  any  action  that  would  give  to  others any  rights  of  termination,  amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or  assets  of  the  Company  or  any  of  its  Subsidiaries  is  bound  or  affected,  except  for  possible defaults  as  would  not,  individually  or  in  the  aggregate,  have  a  Material  Adverse  Effect.  The businesses  of  the  Company and  its  Subsidiaries,  if  any,  are  not  being  conducted,  and  shall  not  be conducted so long as  the Lender owns  any of  the Securities,  in violation of any law, ordinance or

regulation  of  any  governmental  entity.   Except  as  specifically  contemplated  by  this  Agreement and  as  required  under  the  Securities Act  and  any applicable  state  securities  laws,  the Company is not  required  to  obtain  any  consent,  authorization  or  order  of,  or  make  any  filing  or  registration with,  any  court,  governmental  agency,  regulatory  agency,  self-regulatory  organization  or  stock market  or  any third party in order for it to execute, deliver or perform any of its obligations under this  Agreement,  the  Security  Agreement,  the  New  Note  in  accordance  with  the  terms  hereof  or thereof  or  to  issue  the  New  Note  in  accordance  with  the  terms  hereof  and  to  issue  the  Securities

upon  conversion  of  the  New  Note.   All  consents,  authorizations,  orders,  filings  and  registrations which  the  Company  is  required  to  obtain  pursuant  to  the  preceding  sentence  have  been  obtained

or  effected  on  or  prior  to  the  date  hereof.    The  Company  is  not  in  violation  of  the  quotation

requirements  of  the  OTC  Market  Group  (the  “OTCQB”)  and  does  not  reasonably anticipate  that

the  Shares  will  be  no  longer  eligible  for  quotation  on  the  OTCQB  in  the  foreseeable  future.   The

Company and its  Subsidiaries are unaware of any facts or  circumstances which might  give rise to any of the foregoing.

Securities Exchange Agreement

Exhibit 10

g.

Commission  Documents;  Financial  Statements.    The  Company  has  filed  all  reports,

schedules,  forms,  statements  and  other  documents  required to  be  filed  by it  with  the  Commission pursuant  to  the  reporting  requirements  of  the  Securities  Exchange  Act  of  1934,  as  amended  (the

“Exchange  Act”)  (all  of  the  foregoing  filed  prior  to  the  date  hereof  and  all  exhibits  included therein and financial  statements and schedules thereto and documents (other than exhibits to  such

documents)   incorporated   by   reference   therein,   being   hereinafter   referred   to   herein   as   the

“Commission Documents”).   Upon  written  request,  the  Company will  deliver  to the  Lender  true and  complete  copies  of  the  Commission  Documents,  except  for  such  exhibits  and  incorporated

documents.   As  of  their  respective  dates,  the  Commission  Documents  complied  in  all  material

respects   with   the   requirements   of   the   Exchange   Act   and   the   rules   and   regulations   of   the

Commission  promulgated  thereunder  applicable  to  the  Commission  Documents,  and  none  of  the

Commission  Documents,  at  the  time  they  were  filed  with  the  Commission,  contained  any untrue statement  of  a  material  fact  or  omitted  to  state  a  material  fact  required  to  be  stated  therein  or necessary in  order  to  make  the  statements  therein,  in  light  of the  circumstances  under  which  they were made, not misleading.  None of the statements made in any such Commission Documents is,

or  has  been,  required  to  be amended  or  updated  under  applicable  law (except  for  such  statements

as  have  been  amended  or  updated  in  subsequent  filings  prior  the  date  hereof).    As  of  their

respective   dates,   the   financial   statements   of   the   Company   included   in   the   Commission

Documents  complied  as  to  form  in  all  material  respects  with  applicable  accounting  requirements

and  the  published  rules  and  regulations  of  the  Commission  with  respect  thereto.   Such  financial

statements  have  been  prepared  in  accordance  with  United  States  generally  accepted  accounting principles,  consistently  applied,  during  the  periods  involved  and  fairly  present  in  all  material respects  the  consolidated  financial  position  of  the  Company  and  its  consolidated  Subsidiaries  as of the  dates thereof and the consolidated results of their  operations and cash flows for  the periods then  ended  (subject,  in  the  case  of  unaudited  statements,  to  normal  year-end  audit  adjustments).

Except  as  set  forth  in  the  financial  statements  of  the  Company  included  in  the  Commission

Documents,  the  Company  has  no  liabilities,  contingent  or  otherwise,  other  than  (i)  liabilities incurred  in  the  ordinary course  of  business  subsequent  to  February 28,  2014,  and  (ii)  obligations under  contracts  and  commitments  incurred  in  the  ordinary  course  of  business  and  not  required under  generally  accepted  accounting  principles  to  be  reflected  in  such  financial  statements,

which,  individually  or  in  the  aggregate,  are  not  material  to  the  financial  condition  or  operating results  of  the  Company.  The  Company  is  subject  to  the  reporting  requirements  of  the  Exchange

Act.

h.

Absence  of  Certain  Changes.    Since  February  28,  2014,  there  has  been  no  material adverse change and no material adverse development in the assets, liabilities, business, properties,

operations,  financial  condition,  results  of  operations,  prospects  or  Exchange  Act  reporting  status of the Company or any of its Subsidiaries.

i.

Absence   of   Litigation.      There   is   no   action,   suit,   claim,   proceeding,   inquiry   or

investigation   before   or   by   any   court,   public   board,   government   agency,   self-regulatory

organization  or  body  pending  or,  to  the  knowledge  of  the  Company  or  any  of  its  Subsidiaries,

threatened  against  or  affecting  the  Company  or  any  of  its  Subsidiaries,  or  their  officers  or directors  in  their  capacity as  such,  that  could  have  a  Material  Adverse  Effect.  The  Company  and its  Subsidiaries  are  unaware  of  any  facts  or  circumstances  which  might  give  rise  to  any  of  the foregoing.

Securities Exchange Agreement

Exhibit 10

j.

Patents,  Copyrights,  etc.   The  Company  and  each  of  its  Subsidiaries  owns  or  possesses the  requisite  licenses  or  rights  to  use  all  patents,  patent  applications,  patent  rights,  inventions,

know-how,  trade  secrets,  trademarks,  trademark applications,  service  marks,  service  names,  trade names  and  copyrights  (“Intellectual  Property”)  necessary to  enable  it  to  conduct  its  business  as

now operated  (and,  as  presently contemplated  to  be  operated  in  the  future).   There  is  no  claim  or

action  by  any  person  pertaining  to,  or  proceeding  pending,  or,  to  the  Company’s  knowledge,

threatened,  which  challenges  the  right  of  the  Company  or  of  a  Subsidiary  with  respect  to  any

Intellectual  Property  necessary  to  enable  it  to  conduct  its  business  as  now  operated  (and,  as

presently  contemplated  to  be  operated  in  the  future).   To  the  best  of  the  Company’s  knowledge,

the  Company’s  or  its  Subsidiaries’  current  and  intended  products,  services  and  processes  do  not infringe on any Intellectual Property or other rights held by any person. The Company is unaware

of  any  facts  or  circumstances  which  might  give  rise  to  any  of  the  foregoing.   The  Company  and

each   of   its   Subsidiaries   have   taken   reasonable   security   measures   to   protect   the   secrecy,

confidentiality and value of their Intellectual Property.

k.

No  Materially  Adverse  Contracts,  Etc.   Neither  the  Company  nor  any  of  its  Subsidiaries

is  subject  to  any charter,  corporate  or  other  legal  restriction,  or  any judgment,  decree,  order,  rule or  regulation  which  in  the  judgment  of the  Company’s  officers  has  or  is  expected in  the  future  to have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

l.

Tax Status.   The Company and each of its Subsidiaries has made or  filed all  federal,  state and foreign income and all  other tax returns, reports and declarations required by any jurisdiction to which it is subject  (unless and only to the extent that  the Company and each of its Subsidiaries has  set  aside  on  its  books  provisions  reasonably  adequate  for  the  payment  of  all  unpaid  and unreported taxes) and  has  paid  all  taxes and  other  governmental assessments  and  charges  that  are material  in  amount,  shown  or  determined  to  be  due  on  such  returns,  reports  and  declarations,

except  those  being  contested  in  good  faith  and  has  set  aside  on  its  books  provisions  reasonably adequate  for the payment of all  taxes  for periods subsequent to the  periods  to which  such returns,

reports  or  declarations  apply.   There  are  no  unpaid  taxes  in  any  material  amount  claimed  to  be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis

for  any  such  claim.    The  Company  has  not  executed  a  waiver  with  respect  to  the  statute  of limitations relating to the assessment or collection of any foreign, federal, state or local tax.  None of the Company’s tax returns is presently being audited by any taxing authority.

m.

Certain   Transactions.     Except   for   arm’s   length   transactions   pursuant   to   which   the

Company  or  any  of  its  Subsidiaries  makes  payments  in  the  ordinary  course  of  business  upon terms  no  less  favorable  than  the  Company  or  any  of  its  Subsidiaries  could  obtain  from  third parties and other than the grant of stock options disclosed in the Commission Documents, none of the  officers,  directors,  or  employees  of  the  Company  is  presently  a  party  to  any  transaction  with the  Company  or  any  of  its  Subsidiaries  (other  than  for  services  as  employees,  officers  and directors), including any contract, agreement or  other arrangement  providing for the furnishing of services  to  or  by,  providing  for  rental  of  real  or  personal  property  to  or  from,  or  otherwise requiring  payments  to  or  from  any officer,  director  or  such  employee  or,  to  the  knowledge  of  the

Company,  any corporation, partnership,  trust  or other entity in  which  any officer,  director, or  any such employee has a substantial interest or is an officer, director, trustee or partner.

Securities Exchange Agreement

Exhibit 10

n.

Disclosure.     All   information   relating   to   or   concerning   the   Company  or   any   of   its

Subsidiaries  set  forth  in  this  Agreement  and  provided  to  the  Lender  in  connection  with  the transactions contemplated hereby is true and correct in  all material  respects and the Company has not  omitted  to  state  any  material  fact  necessary  in  order  to  make  the  statements  made  herein  or

therein,  in  light  of  the  circumstances  under  which  they  were  made,  not  misleading.   No  event  or

circumstance  has  occurred  or  exists  with  respect  to  the  Company or  any of  its  Subsidiaries  or  its

or   their   business,   properties,   prospects,   operations   or   financial   conditions,   which,   under

applicable  law,  rule  or  regulation,  requires  public  disclosure  or  announcement  by  the  Company but  which  has  not  been  so  publicly  announced  or  disclosed  (assuming  for  this  purpose  that  the

Company’s   reports   filed   under   the   Exchange   Act   are   being   incorporated   into   an   effective

registration statement filed by the Company under the Securities Act).

o.

Acknowledgment    Regarding    Lender’s    Acquiring    of    Securities.

The    Company

acknowledges  and  agrees  that  the  Lender  is  acting  solely  in  the  capacity  of  an  arm’s  length

purchaser   with   respect   to   this   Agreement   and   the   transactions   contemplated   hereby.     The

Company further acknowledges that  the Lender is not acting as a financial  advisor or  fiduciary of the  Company  (or  in  any  similar  capacity)  with  respect  to  this  Agreement  and  the  transactions

contemplated   hereby   and   any   statement   made   by   the   Lender   or   any   of   its   respective

representatives  or  agents  in  connection  with  this  Agreement  and  the  transactions  contemplated hereby  is  not  advice  or  a  recommendation  and  is  merely  incidental  to  the  Lender’s  acquiring  of

the  Securities.   The  Company  further  represents  to  the  Lender  that  the  Company’s  decision  to enter  into  this  Agreement  has  been  based  solely  on  the  independent  evaluation  of  the  Company and its representatives.

p.

No  Integrated  Offering.   Neither  the  Company,  nor  any  of  its  affiliates,  nor  any  person acting  on  its  or  their  behalf,  has  directly or  indirectly  made  any offers  or  sales  in  any  security or solicited any offers  to buy any security under  circumstances that  would require registration  under

the  Securities  Act  of  the  issuance  of  the  Securities  to  the  Lender.   The  issuance  of  the  Securities

to  the  Lender  will  not  be  integrated  with  any  other  issuance  of  the  Company’s  securities  (past,

current or  future) for  purposes  of any shareholder  approval provisions applicable to the Company or its securities.

q.

No  Brokers.   The  Company  has  taken  no  action  which  would  give  rise  to  any  claim  by any  person  for  brokerage  commissions,  transaction  fees  or  similar  payments  relating  to  this

Agreement or the transactions contemplated hereby.

r.

Permits;  Compliance.   The  Company  and  each  of  its  Subsidiaries  is  in  possession  of  all franchises,  grants,  authorizations,  licenses,  permits,  easements,  variances,  exemptions,  consents,

certificates,  approvals  and  orders  necessary  to  own,  lease  and  operate  its  properties  and  to  carry on  its  business  as it  is  now being conducted (collectively,  the  “Company Permits”),  and there  is no  action  pending  or,  to  the  knowledge  of  the  Company,  threatened  regarding  suspension  or

cancellation  of  any of  the  Company Permits.   Neither  the  Company nor  any of  its  Subsidiaries  is

in  conflict  with,  or  in  default  or  violation  of,  any  of  the  Company  Permits,  except  for  any  such conflicts,  defaults  or  violations  which,  individually  or  in  the  aggregate,  would  not  reasonably  be

expected  to  have  a  Material  Adverse  Effect.   Since  February  28,  2014,  neither  the  Company nor

any of  its  Subsidiaries  has  received  any notification  with  respect  to  possible  conflicts,  defaults  or

violations   of   applicable   laws,   except   for   notices   relating   to   possible   conflicts,   defaults   or

violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

Securities Exchange Agreement

Exhibit 10

s.

Environmental Matters.

(i)

There   are,   with   respect   to   the   Company   or   any  of   its   Subsidiaries   or   any

predecessor  of  the  Company,  no  past  or  present  violations  of  Environmental  Laws  (as

defined   below),   releases   of   any   material   into   the   environment,   actions,   activities,

circumstances,  conditions,  events,  incidents,  or  contractual  obligations  which  may  give rise to any common  law environmental  liability or  any liability under the Comprehensive

Environmental  Response,  Compensation  and  Liability  Act  of  1980  or  similar  federal,

state,  local  or  foreign  laws  and  neither  the  Company  nor  any  of  its  Subsidiaries  has received  any notice  with  respect  to  any of  the  foregoing,  nor  is  any action  pending  or,  to

the Company’s knowledge, threatened in connection with any of the foregoing.   The term

“Environmental   Laws”   means   all   federal,   state,   local   or   foreign   laws   relating   to

pollution or protection of human health or the environment (including, without limitation,

ambient  air,  surface  water,  groundwater,  land  surface  or  subsurface  strata),  including,

without  limitation,  laws  relating  to  emissions,  discharges,  releases  or  threatened  releases

of   chemicals,   pollutants   contaminants,   or   toxic   or   hazardous   substances   or   wastes

(collectively,  “Hazardous  Materials”)  into  the  environment,  or  otherwise  relating  to  the

manufacture,   processing,   distribution,   use,   treatment,   storage,   disposal,   transport   or

handling  of  Hazardous  Materials,  as  well  as  all  authorizations,  codes,  decrees,  demands

or   demand  letters,   injunctions,  judgments,  licenses,  notices  or   notice  letters,  orders,

permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)

Other  than  those  that  are  or  were  stored,  used  or  disposed  of  in  compliance  with applicable  law,  no  Hazardous  Materials  are  contained  on  or  about  any  real  property currently  owned,  leased  or  used  by  the  Company  or  any  of  its  Subsidiaries,  and  no

Hazardous  Materials  were  released  on  or  about  any  real  property  previously  owned,

leased  or  used  by  the  Company  or  any  of  its  Subsidiaries  during  the  period  the  property was  owned,  leased  or  used  by  the  Company  or  any  of  its  Subsidiaries,  except  in  the normal course of the Company’s or any of its Subsidiaries’ business.

(iii)

There  are  no  underground  storage  tanks  on  or  under  any  real  property  owned,

leased  or  used  by the  Company or  any of  its  Subsidiaries  that  are  not  in  compliance  with applicable law.

t.

Title to Property.  The Company and its Subsidiaries have good and marketable title to all personal  property  owned  by  them  which  is  material  to  the  business  of  the  Company  and  its

Subsidiaries,  in each case free  and  clear of all liens, encumbrances  and  defects except  such as are described  in  the  Commission  Documents  or  such  as  would  not  have  a  Material  Adverse  Effect.

Any real  property and  facilities  held under lease by the Company and its  Subsidiaries are held by them  under  valid,  subsisting  and  enforceable  leases  with  such  exceptions  as  would  not  have  a

Material Adverse Effect.

Securities Exchange Agreement

Exhibit 10

u.

Insurance.     The   Company   and   each   of   its   Subsidiaries   are   insured   by   insurers   of

recognized  financial  responsibility  against  such  losses  and  risks  and  in  such  amounts  as  are reasonably sufficient  and  customary in  the  businesses  in  which  the Company and  its  Subsidiaries

are engaged.   As  of the  date hereof and as of the Closing Date, no notice  of cancellation  has  been received  for  any of  such  policies  and  the  Company  is  in  compliance  in  all  material  respects  with

all  of  the  terms  and  conditions  thereof.   Neither  the  Company  nor  any  such  Subsidiary  has  any reason  to  believe  that  it  will  not  be  able  to  renew  its  existing  insurance  coverage  as  and  when such  coverage  expires  or  to  obtain  similar  coverage  from  similar  insurers  as  may be  necessary to

continue  its  business  without  a  significant  increase  in  cost.   Upon  written  request,  the  Company

will provide to the Lender true and correct copies of all policies relating to directors’ and officers’

liability coverage, errors and omissions coverage, and commercial general liability coverage.

v.

Internal  Accounting  Controls.    The  Company  and  each  of  its  Subsidiaries  maintain  a system  of  internal  accounting  controls  sufficient,  in  the  judgment  of  the  Company’s  board  of directors,  to  provide  reasonable  assurance  that  (i)  transactions  are  executed  in  accordance  with management’s  general  or  specific  authorizations,  (ii)  transactions  are  recorded  as  necessary  to permit  preparation  of  financial  statements  in  conformity  with  generally  accepted  accounting

principles   and   to   maintain   asset   accountability,   (iii)   access   to   assets   is   permitted   only   in

accordance   with   management’s   general   or   specific   authorization   and   (iv)   the   recorded

accountability   for   assets   is   compared   with   the   existing   assets   at   reasonable   intervals   and

appropriate action is taken with respect to any differences.

w.

Foreign  Corrupt  Practices.    Neither  the  Company,  nor  any  of  its  Subsidiaries,  nor  any

director,  officer,  agent,  employee  or  other  person  acting  on  behalf  of  the  Company  or  any

Subsidiary has, in the course of his  actions for,  or on behalf of,  the Company,  used any corporate funds  for  any  unlawful  contribution,  gift,  entertainment  or  other  unlawful  expenses  relating  to political  activity;  made  any  direct  or  indirect  unlawful  payment  to  any  foreign  or  domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff,

influence  payment,  kickback  or  other  unlawful  payment  to  any  foreign  or  domestic  government official or employee.

x.

Solvency.    The  Company  (after  giving  effect  to  the  transactions  contemplated  by  this

Agreement) is solvent (i.e., its assets have a fair market  value  in excess of the  amount  required to pay  its  probable  liabilities  on  its  existing  debts  as  they  become  absolute  and  matured)  and currently  the  Company  has  no  information  that  would  lead  it  to  reasonably  conclude  that  the

Company  would  not,  after  giving  effect  to  the  transaction  contemplated  by this  Agreement,  have the  ability  to,  nor  does  it  intend  to  take  any  action  that  would  impair  its  ability  to,  pay  its  debts

from  time  to  time  incurred  in  connection  therewith  as  such  debts  mature.   The  Company  did  not

receive  a  qualified  opinion  from  its  auditors  with  respect  to  its  most  recent  fiscal  year  end  and,

after  giving  effect  to  the  transactions  contemplated  by  this  Agreement,  does  not  anticipate  or know of any basis upon which its auditors  might issue a qualified opinion in respect  of its current fiscal year.

y.

No  Investment  Company.   The  Company  is  not,  and  upon  the  issuance  and  sale  of  the

Securities as contemplated by this Agreement will not be an “investment company” required to be

registered  under  the  Investment  Company  Act  of  1940  (an  “Investment  Company”).    The

Company is not controlled by an Investment Company.

Securities Exchange Agreement

Exhibit 10

z.

Breach  of  Representations  and  Warranties  by  the  Company.   If  the  Company  breaches

any  of  the  representations  or  warranties  set  forth  in  this  Section  4,  in  addition  to  any  other remedies  available  to  the  Lender  pursuant  to  this  Agreement,  it  will  be  considered  an  Event  of default under Section 3.4 of the New Note.

5.

Representations   and   Warranties   of   MesoCoat.     The   Company   and   MesoCoat,   jointly   and

severally, represent and warrant to the Lender that:

a.

MesoCoat  has  the  requisite  corporate  power  and  authority  to  enter  into  this  Agreement,

the  Security  Agreement,  the  Subsidiary  Guarantee  and  all  other  agreements,  documents  and instruments contemplated herein to which it is a party.

b.

All  corporate  action  on  the  part  of  MesoCoat  by  its  officers,  directors  and  shareholders necessary  for  the  authorization,  execution  and  delivery  of,  and  the  performance  by  MesoCoat  of its  obligations  in  connection  with  this  Agreement,  including,  without  limitation,  the  issuance  and delivery  of  the  Security  Agreement  and  the  Subsidiary  Guarantee,  has  been  duly  and  validly taken.

c.

This  Agreement  and  all  other  agreements,  documents  and  instruments  contemplated herein  to  which  MesoCoat  is  a  party  constitute,  including,  without  limitation,  the  issuance  and delivery  of  the  Security  Agreement  and  the  Subsidiary  Guarantee,  will  constitute,  valid  and legally  binding  obligations  of  MesoCoat,  enforceable  against  MesoCoat  in  accordance  with  their

respective    terms,    subject    to    (a)    applicable    bankruptcy,    insolvency,    fraudulent    transfer,

moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) general principles of equity.

d.

The  execution  and  performance  of  this  Agreement,  Security  Agreement,  the  Subsidiary

Guarantee  and  all  other  agreements,  documents  and  instruments  contemplated  herein  to  which

MesoCoat  is  a  party  do  not  conflict  in  any  material  respect  with  any  other  agreement  to  which

MesoCoat  is  a  party  or  is  bound,  any  court  order  or  judgment  applicable  to  MesoCoat  or  the constituent documents of MesoCoat.

e.

MesoCoat  has  received  fair  value  from  the  Company  in  consideration  for  the  executing the Security Agreement and Subsidiary Guarantee made part of this Agreement.

f.

The  total  indebtedness  owed  by  MesoCoat  to  Huntington  National  Bank  as  of  the  date

hereof is $134,427.22.   Without the prior written consent of the Lender, MesoCoat shall not incur additional  indebtedness  from  Huntington  National  Bank  or  any  other  lender,  other  than  the

Company,   after   the   date   hereof,   while   the   New   Note   remains   outstanding.      MesoCoat

acknowledges  and  agrees  that  the  subordination  of  Lender’s  security  interest  as  set  forth  in  the

Security Agreement is conditioned on the accuracy and compliance with this Section 5(f).

6.

Covenants.

a.

Best  Efforts.     The  parties  shall   use  their   best   efforts  to  satisfy  timely  each  of  the

conditions described in Sections 12 and 13 of this Agreement.

Securities Exchange Agreement

Exhibit 10

b.

Financial  Information.    Upon  written  request,  the  Company  agrees  to  send  or  make available  the  following reports to  the  Lender  until  the Lender  transfers,  assigns,  or  sells all  of the

Securities:  (i) within  ten  (10)  days  after  the  filing  with  the  Commission,  a  copy  of  its  Annual

Report  on  Form  10-K,  its  Quarterly Reports  on  Form  10-Q  and  any Current  Reports  on  Form  8-

K;  (ii) within  one  (1)  day after  release,  copies  of all  press  releases  issued  by the  Company or  any of  its  Subsidiaries;  and  (iii)  contemporaneously  with  the  making  available  or  giving  to  the shareholders  of  the  Company,  copies  of  any  notices  or  other  information  the  Company  makes available or gives to such shareholders.

c.

Listing.     The   Company   shall   maintain   quotation   of   its   common   stock   upon   each

automated  quotation  system  upon  which  its  common  stock  is  now  quoted  and,  for  so  long  as  the

Lender  owns  any of  the  Securities,  shall  maintain such  quotation  for  all  Shares  from time to time

issuable  upon  conversion  of  the New Note.   The  Company will  obtain and, so long as  the Lender

owns  any  of  the  Securities,  maintain  the  trading  of  its  common  stock  on  the  OTCQB  or  any

equivalent   replacement   exchange,   the   Nasdaq   National   Market   (“Nasdaq”),   the   Nasdaq

SmallCap  Market  (“Nasdaq  SmallCap”),  the  New  York  Stock  Exchange  (“NYSE”),  or  the

American  Stock  Exchange  (“AMEX”)  and  will  comply  in  all  respects  with  the  Company’s

reporting,   filing   and   other   obligations   under   the   bylaws   or   rules   of   the   Financial   Industry

Regulatory  Authority  (“FINRA”)   and   such   exchanges,   as   applicable.     The   Company   shall

promptly provide  to  the  Lender  copies  of  any notices  it  receives  from  the  OTCQB  and  any other

exchanges   or   quotation   systems   on   which   its   common   stock   are   then   listed   regarding   the

continued eligibility of its common stock for listing on such exchanges and quotation systems.

d.

Corporate  Existence.   So  long  as  the  Lender  or  any  of  its  affiliates  beneficially  own  the

New   Note,   the   Company   shall   maintain   its   corporate   existence   and   shall   not   sell   all   or

substantially all  of the Company’s  assets,  except in the  event of a  merger  or  consolidation  or  sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction  (i)  assumes  the  Company’s  obligations  hereunder  and  under  the  agreements  and instruments  entered  into  in  connection  herewith  and  (ii)  is  a  publicly  traded  corporation  whose shares are listed for trading on the OTCQB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

e.

No  Integration.   The  Company  shall  not  make  any  offers  or  sales  of  any  security  (other than  the  Securities)  under  circumstances  that  would  require  registration  of  the  Securities  being offered  or  sold  hereunder  under  the  Securities  Act  or  cause  the  offering  of  the  Securities  to  be

integrated   with   any   other   offering   of   securities   by   the   Company   for   the   purpose   of   any

stockholder approval provision applicable to the Company or its securities.

f.

Breach  of  Covenants.    If  the  Company  breaches  any  of  the  covenants  set  forth  in  this

Section 6, in addition to any other remedies available to the Lender pursuant to this Agreement, it will be considered an event of default under Section 3.4 of the New Note.

g.

Failure  to  Comply  with  the  Exchange  Act.   So  long  as  the  New  Note  is  outstanding,  the

Company  shall  comply  with  the  reporting  requirements  of  the  Exchange  Act  and  the  Company shall continue to be subject to the reporting requirements of the Exchange Act.

h.

Trading  Activities.   Neither  the  Lender  nor  its  affiliates  has  an  open  short  position  in  the common  stock  of  the  Company  and  the  Lender  agrees  that  it  shall  not,  and  that  it  will  cause  its affiliates  not  to,  engage  in  any short  sales  of  or  hedging  transactions  with  respect  to  the  common stock of the Company.

Securities Exchange Agreement

Exhibit 10

i.

Borrowings.   So long as the Company shall  have  any obligation under  the New Note,  the

Company and MesoCoat shall not, without  giving advance  notice to the  Lender and obtaining the

Lender’s  prior  written  consent,  which  consent  may  not  be  unreasonably  withheld,  incur  any

indebtedness,   or   otherwise   assume,   guarantee,   endorse,   contingently   agree   to   purchase   or

otherwise  become  liable  for  the indebtedness  of any other person,  firm,  partnership,  joint  venture or corporation, or grant or suffer to exist any lien on its assets, except (a) the Ohio State Calf loan that  is  currently  committed  as  publically  disclosed  on  February  18,  2014,  (b)  the  Director  of

Development  of  the  State  of  Ohio  lien,  (c)  the  Huntington  National  Bank  lien,  (c)  the  County of

Cuyahoga, Ohio lien, or (d) indebtedness to trade creditors or financial institutions incurred in the ordinary course of business and consistent with past practice.

j.

Issuances  of  Equity.   So  long  as  the  Company  shall  have  any  obligation  under  the  New

Note,  the  Company  and  MesoCoat  shall  not,  without  giving  advance  notice  to  the  Lender  and obtaining  the  Lender’s  prior  written  consent,  which  consent  may  not  be  unreasonably  withheld,

issue  any  equity  securities  of  the  Company  or  MesoCoat,  or  any  securities  that  are  convertible,

exercisable or  exchangeable  into equity securities of the Company or MesoCoat, except  shares of common  stock  that  are  issuable  (a)  under  any  employee  equity  incentive  plans  in  effect  prior  to

the   date   of  the   New  Note,   or   (b)   upon   the  exercise   or   conversion   of  securities   that   were

outstanding  prior  to  the  date  of  the  New  Note;  provided  that  in  each  such  case,  issuances  are made  in  accordance  with  the  terms  of  the  underlying  plan  or  securities  documents  as  in  effect prior to the date of the New Note and not pursuant to terms that have been amended after the date of the New Note.

k.

Advances  and Loans.   So long as  the Company shall  have  any obligation  under  the  New

Note,  the  Company  and  MesoCoat  shall  not,  without  giving  advance  notice  to  the  Lender  and obtaining  the  Lender’s  prior  written  consent,  which  consent  may  not  be  unreasonably  withheld,

lend  money,  give  credit  or  make  advances  to  any  person,  firm,  joint  venture  or  corporation,

including,  without  limitation,  officers,  directors,  employees,  subsidiaries  and  affiliates  of  the

Company and MesoCoat.

7.

Preemptive Right.

a.

Right  of  Lender  to  Purchase  Company  Securities.   The  Company  shall  give  the  Lender

written notice (an “Issuance Notice”) of any proposed issuance  by the Company of any shares of capital  stock  of  the  Company,  warrants,  convertible  notes  or  any  other  instruments  exercisable,

convertible   into   or   exchangeable   for   shares   of   capital   stock   of   the   Company   (“Company

Securities”)  at  least  15  days  prior  to  the  proposed  issuance  date.  The  Issuance  Notice  shall specify  the  number  and  class  of  such  Company  Securities,  the  price  at  which  such  Company

Securities  are  to  be  issued  and  the  other  material  terms  and  conditions  of  the  issuance.   As  used

herein,  a  “proposed  issuance”  means  a  proposal  for  which  the  Company  has  one  or  more  third party  purchasers  that  are  willing  to  purchase  the  Company  Securities  on  the  terms  stated  in  the

Issuance  Notice,  all  on  an arm’s  length  basis.   The  Lender  shall  be entitled to  purchase all  or  any

of  the  Company  Securities  proposed  to  be  issued,  at  the  price  and  on  the  other  terms  and conditions specified in the Issuance Notice.

Securities Exchange Agreement

Exhibit 10

b.

Exercise of Preemptive Right.  The Lender may exercise its rights under this Section 7 by delivering  notice  of  its  election  to  purchase  such  Company Securities  to  the  Company,  within  15 days  of  receipt  of  the  Issuance  Notice.  A  delivery  of  such  notice  (which  notice  shall  specify  the number  (or  amount)  of  Company  Securities  to  be  purchased)  by  the  Lender  shall  constitute  a binding  agreement  of  the  Company to  sell,  at  the  price  and  on  the  terms  and  conditions  specified in  the  Issuance  Notice,  the  number  of  shares  (or  amount)  of  Company  Securities  specified  in  the

Lender’s notice.

c.

Issuance of Company Securities Not Purchased by Lender.   Subject to Section 6(i) of this

Agreement, the Company shall  have 90 days from the date of the Issuance Notice to consummate the proposed issuance of any or all of such Company Securities that the Lender has elected not  to purchase  at  the  price  and  upon  terms  and  conditions  that  are  not  materially  less  favorable  to  the

Company than those specified  in the Issuance Notice,  provided that,  if such issuance is  subject  to regulatory  approval,  such  90  day  period  shall  be  extended  until  the  expiration  of  five  business days after all such approvals have been received, but in no event later than 120 days from the date of  the  Issuance  Notice.  If  the  Company  proposes  to  issue  any  class  of  Company  Securities  after such  90  day  period  or  on  other  terms  materially  less  favorable  to  the  Company,  it  shall  again comply with the procedures set forth in this Section 7.

d.

No  Waiver.   The  election  by  the  Lender  not  to  exercise  its  preemptive  rights  in  any  one instance  shall  not  affect  its  rights  under  this  Section  7  as  to  any  future  issuances  of  Company

securities.   Any  sale  of  Company  Securities  by  the  Company  without  first  giving  the  Lender  the rights described in this Section 7 shall be void and of no force and effect.

8.

Transfer  Agent  Instructions.   The  Company  shall  issue  instructions  to  its  transfer  agent  to  issue certificates,  registered  in  the  name  of  the  Lender  or  its  nominee,  for  the  Shares  in  such  amounts  as specified  from  time  to  time  by  the  Lender  to  the  Company  upon  conversion  of  the  New  Note  in

accordance  with  the  terms  thereof.   Prior  to  any  registration  of  the  securities  underlying  the  Conversion

Units  under  the  Securities  Act  or  the  date  on  which  the  Shares  may be  sold  pursuant  to Rule  144  without any restriction  as  to  the  number  of securities  as  of  a  particular  date  that  can  then  be  immediately sold,  all

such  certificates  shall  bear  the  restrictive  legend  specified  in  Section  3(g)  of  this  Agreement.   Nothing  in

this  Section  shall  affect  in  any  way  the  Lender’s  obligations  and  agreement  set  forth  in  Section  3(g)

hereof  to  comply  with  all   applicable  prospectus  delivery  requirements,  if  any,   upon  re-sale  of  the

Securities.   If  the  Lender  provides  the  Company  with  (i)  an  opinion  of  counsel  in  form,  substance  and scope  customary  for  opinions  in  comparable  transactions,  to  the  effect  that  a  public  sale  or  transfer  of such  Securities  may  be  made  without  registration  under  the  Securities  Act  and  such  sale  or  transfer  is effected or  (ii) the Lender  provides  reasonable  assurances that  the Securities can be sold pursuant to Rule

144,  the  Company  shall  permit  the  transfer,  and,  in  the  case  of  the  securities  underlying  the  Conversion

Units, promptly instruct its transfer  agent  to issue  one or  more certificates,  free  from restrictive  legend, in

such  name  and  in  such  denominations  as  specified  by  the  Lender.   The  Company  acknowledges  that  a

breach  by it  of  its  obligations  hereunder  will  cause  irreparable  harm  to  the  Lender,  by vitiating  the  intent

and  purpose  of  the  transactions  contemplated  hereby.   Accordingly,  the  Company  acknowledges  that  the

remedy  at  law  for  a  breach  of  its  obligations  under  this  Section  8  may  be  inadequate  and  agrees,  in  the event  of  a  breach  or  threatened  breach  by the  Company  of  the  provisions  of  this  Section,  that  the  Lender shall  be  entitled,  in  addition  to  all  other  available  remedies,  to  an  injunction  restraining  any  breach  and requiring  immediate  transfer,  without  the  necessity  of  showing  economic  loss  and  without  any  bond  or other security being required.

Securities Exchange Agreement

Exhibit 10

9.

Release.   The  Company  and  MesoCoat  do  hereby  release,  remise,  acquit  and  forever  discharge

the   Lender,   Kyrtos   and   the   Lender’s   and   Kyrtos’   employees,   agents,   representatives,   consultants,

attorneys,   fiduciaries,   servants,   officers,   directors,   partners,   predecessors,   successors   and   assigns,

subsidiary   corporations,   parent   corporation,   and   related   corporate   divisions   (all   of   the   foregoing

hereinafter  called  the  “Released  Parties”),  from  any  and  all  action  and  causes  of  action,  judgments,

executions,  suits,  debts,  claims,  demands,  liabilities,  obligations,  damages  and  expenses  of  any and  every character,  known  or  unknown,  direct  and/or  indirect,  at  law  or  in  equity,  of  whatsoever  kind  or  nature,

whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Closing Date, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Existing Notes, and the New Note

(all   of   the   foregoing   hereinafter   called   the   “Released   Matters”).     The   Company   and   MesoCoat

acknowledge  that  the  agreements  in  this  Section  9  are  intended  to  be  in  full  satisfaction  of  all  or  any

alleged   injuries   or   damages   arising   in   connection   with   the   Released   Matters.     The   Company  and

MesoCoat  represent  and  warrant  to  the  Lender  that  it  has  not  purported  to  transfer,  assign  or  otherwise convey  any  right,  title  or  interest  of  the  Company  or  MesoCoat  in  any  Released  Matter  to  any  other person and that the foregoing constitutes a full and complete release of all Released Matters.

10.

Renewal.   To  the  extent  that  any payment  or  payments  made  to  the  Lender  or  Kyrtos  under  this

Agreement,  the Existing Notes, or  the New Note,  as  each  may be  amended,  are  subsequently invalidated,

declared  to  be  fraudulent  or  preferential,  set  aside  and/or  required  to  be  repaid  to  a  trustee,  to  the

Company  or  MesoCoat,  whether  directly  or  indirectly  as  a  debtor-in-possession,  or  to  a  receiver  or  any other party under any bankruptcy law, or other state or federal law, then the portion of the indebtedness of the  Company or  MesoCoat  intended  to  have  been  satisfied  by such  payment  or  payments  will  be  revived and  will  continue  in  full  force  and  effect  as  if  such  payment  or  payments  had  never  been  received  by the

Lender or Kyrtos.

11.

No Cancellation.   This Agreement evidences the same indebtedness as evidenced by the Existing

Notes  and  the  same  lien  as  evidenced  by  the  UCC  Financing  Statement  filed  by  Kyrtos  in  the  State  of

Nevada  against  MesoCoat  on  October  31,  2013  (the  “UCC-1”).    This  Agreement  is  an  extension,

modification  and  amendment  of  the  prior  documents  and  the  execution  hereof  does  not  evidence  a cancellation  of  the  indebtedness  evidenced  by  the  Existing  Notes  or  the  lien  evidenced  by  the  UCC-1.

The  Company  and  MesoCoat  agree  that  Kyrtos  may  assign  the  UCC-1  to  the  Lender  and  that  the  lien evidenced by the UCC-1 is hereby continued.

12.

Conditions  to  the  Company’s  and  MesoCoat’s  Obligations  Hereunder.    The  obligations  of  the

Company  and  MesoCoat  to  the  Lender  at  the  Closing  are  subject  to  the  satisfaction,  at  or  before  the

Closing  Date,  of  each  of  the  following  conditions,  provided  that  these  conditions  are  for  the  Company’s and  MesoCoat’s  sole  benefit and  may be  waived  by the  Company and  MesoCoat at  any time  in their  sole discretion:

a.

The  Lender  shall  have  executed  this  Agreement  and  delivered  the  same  to  the  Company and MesoCoat.

b.

The  Lender  shall  have  executed  the  Security  Agreement  and  delivered  the  same  to  the

Company and MesoCoat.

c.

The Lender shall have delivered the Existing Notes to the Company.

Securities Exchange Agreement

Exhibit 10

d.

The  representations  and  warranties  of  the  Lender  in  this  Agreement  shall  be  true  and correct  in  all  material  respects  as  of  the  date  when  made  and  as  of  the  Closing  Date  as  though made  at  that  time  (except  for  representations  and  warranties  that  speak  as  of  a  specific  date),  and

the   Lender   shall   have   performed,   satisfied   and   complied   in   all   material   respects   with   the

covenants,  agreements  and  conditions  required  by  this  Agreement  to  be  performed,  satisfied  or complied with by the Lender at or prior to the Closing Date.

e.

No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or  injunction  shall

have   been   enacted,   entered,   promulgated   or   endorsed   by  or   in   any  court   or   governmental

authority  of  competent  jurisdiction  or  any  self-regulatory  organization  having  authority  over  the

matters   contemplated   hereby   which   prohibits   the   consummation   of   any  of   the   transactions

contemplated by this Agreement.

13.

Conditions  to  the  Lender’s  Obligations  Hereunder.   The  obligations  of  the  Lender  hereunder  are

subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Lender’s sole  benefit and may be  waived by the  Lender at  any time in its sole discretion:

a.

The Company and  MesoCoat shall  have  executed this Agreement  and  delivered the  same to the Lender.

b.

The  Company  and  MesoCoat  shall  have  executed  the  Security  Agreement  and  delivered the same to the Lender.

c.

MesoCoat  shall  have  executed  the  Subsidiary  Guarantee  and  delivered  the  same  to  the

Lender.

d.

The Company shall have delivered to the Lender the duly executed New Note.

e.

The  representations  and  warranties  of  the  Company  and  MesoCoat  shall  be  true  and correct  in  all  material  respects  as  of  the  date  when  made  and  as  of  the  Closing  Date  as  though made  at  such  time  (except for  representations  and  warranties  that  speak as  of a  specific  date)  and the Company and  MesoCoat  shall  have  performed,  satisfied and complied in all  material  respects with  the  covenants,  agreements  and  conditions  required  by  this  Agreement  to  be  performed,

satisfied or complied with by the Company and MesoCoat at or prior to the Closing Date.

f.

The  Lender  shall  have  received  documentation  as  may  be  reasonably  requested  by  the

Lender  including,  but  not  limited  to,  certificates  signed  by  the  Secretary  of  the  Company  and

MesoCoat  dated  as  of  the  Closing  Date  with  respect  to  the  Company’s  and  MesoCoat’s  Articles

of    Incorporation,    By-laws,    board    of    directors’    resolutions    relating    to    the    transactions

contemplated  hereby and  the  authority and  incumbency of  the  officers  executing this Agreement,

the  New  Note  or  any  other  documents  required  to  be  executed  or  delivered  in  connection therewith.

g.

No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or  injunction  shall

have   been   enacted,   entered,   promulgated   or   endorsed   by  or   in   any  court   or   governmental

authority  of  competent  jurisdiction  or  any  self-regulatory  organization  having  authority  over  the

matters   contemplated   hereby   which   prohibits   the   consummation   of   any  of   the   transactions

contemplated by this Agreement.

Securities Exchange Agreement

Exhibit 10

h.

No  event  shall  have  occurred  which  could  reasonably  be  expected  to  have  a  Material

Adverse Effect on the Company or MesoCoat.

i.

The Company’s common stock being eligible for quotation on the OTCBQ and trading in the  common  stock  of  the  Company  on  the  OTCBQ  shall  not  have  been  suspended  by  the

Commission or the OTCQB.

j.

The  Company  and  MesoCoat  shall  have  paid  the  expenses  described  in  Section  2(c)  of this Agreement.

14.

Governing Law; Miscellaneous.

a.

Governing Law.   This Agreement shall  be governed by and construed in accordance with

the  laws  of  the  State  of  New  York  without  regard  to  principles  of  conflicts  of  laws.   Any  action

brought  by  any  party  against  another  party  concerning  the  transactions  contemplated  by  this

Agreement  shall  be  brought  only  in  the  Supreme  Court  of  the  State  of  New  York  or  the  United

States  District  Court  for  the  Southern  District  of  New  York  located  in  New  York  County,  New

York.   The  parties  to  this  Agreement  hereby  irrevocably  waive  any  objection  to  jurisdiction  and venue  of  any  action  instituted  hereunder  and  shall  not  assert  any  defense  based  on  lack  of

jurisdiction or venue or based upon  forum non conveniens.   The Company, MesoCoat and Lender

waive  trial  by  jury.    The  prevailing  party  shall  be  entitled  to  recover  from  the  other  party  its

reasonable  attorney’s  fees  and  costs.   Each  party  hereby  irrevocably  waives  personal  service  of process and consents  to  process being served in any suit, action or  proceeding in  connection with this  Agreement,  the Security Agreement, the  Subsidiary Guarantee or  the New Note by mailing a copy  thereof  via  registered  or  certified  mail  or  overnight  delivery  (with  evidence  of  delivery)  to such  party  at  the  address  in  effect  for  notices  to  it  under  this  Agreement  and  agrees  that  such

service  shall  constitute  good  and  sufficient  service  of  process  and  notice  thereof.    Nothing

contained  herein  shall  be  deemed  to  limit  in  any  way  any  right  to  serve  process  in  any  other manner permitted by law.

b.

Counterparts.    This  Agreement  may  be  executed  in  one  or  more  counterparts,  each  of which  shall  be  deemed  an  original  but  all  of  which  shall  constitute  one  and  the  same  agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c.

Headings.   The  headings  of  this  Agreement  are  for  convenience  of  reference  only  and shall not form part of, or affect the interpretation of, this Agreement.

d.

Severability.      In   the   event   that   any   provision   of   this   Agreement   is   invalid   or

unenforceable  under  any  applicable  statute  or  rule  of  law,  then  such  provision  shall  be  deemed inoperative  to  the  extent  that  it  may conflict  therewith  and  shall  be  deemed  modified  to  conform

with such statute or rule  of law.   Any provision hereof which may prove invalid  or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.

Entire  Agreement;  Amendments.   This  Agreement  and  the  instruments  referenced  herein contain  the  entire  understanding  of  the  parties  with  respect  to  the  matters  covered  herein  and therein and, except as specifically set forth herein or therein, none of the parties hereto makes any

representation,  warranty,  covenant  or  undertaking  with  respect  to  such  matters.   No  provision  of

this Agreement may be waived or amended other than by an instrument in writing signed by all of the parties hereto.

Securities Exchange Agreement

Exhibit 10

f.

Notices.   All  notices,  demands,  requests,  consents,  approvals,  and  other  communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be

(i)  personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,  return  receipt  requested,

postage  prepaid,  (iii)  delivered  by  reputable  air  courier  service  with  charges  prepaid,  or  (iv)

transmitted by hand delivery,  telegram,  or facsimile, addressed as set forth below or to such other

address  as  such  party  shall  have  specified  most  recently  by  written  notice.   Any  notice  or  other

communication  required  or  permitted  to  be  given  hereunder  shall  be  deemed  effective  (a)  upon hand  delivery  or  delivery  by  facsimile,  with  accurate  confirmation  generated  by  the  transmitting facsimile  machine,  at  the  address  or  number  designated  below  (if  delivered  on  a  business  day during  normal  business  hours  where  such  notice  is  to  be  received),  or  the  first  business  day following  such  delivery  (if  delivered  other  than  on  a  business  day  during  normal  business  hours where  such  notice  is  to  be  received)  or  (b)  on  the  second  business  day  following  the  date  of mailing  by  express  courier  service,  fully  prepaid,  addressed  to  such  address,  or  upon  actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company, to:

ABAKAN INC.

2665 South Bayshore Drive, Suite 450

Miami, Florida 33133

Attn: Robert H. Miller, Chief Executive Officer

Facsimile: (786) 347-7706

E-mail:  robert.miller@abakaninc.com

If to MesoCoat, to

MESOCOAT, INC.

24112 Rockwell Drive

Euclid, Ohio 44117

Attn: Andrew Sherman, President

Facsimile:

E-mail: ajsherman@mesocoatinc.com

If to the Lender:

GEORGE TOWN ASSOCIATES S.A.

c/o JTE FINANCE AG

Biermensdorferstrasse 55

CH 8004 Zurich, Switzerland

Facsimile:

E-mail:

With a Copy to:

Mazzeo Song & Bradham LLP

708 Third Avenue

New York, NY 10017

Facsimile:  212-599-8400

E-mail:  dsong@mazzeosong.com

Securities Exchange Agreement

Exhibit 10

Each party shall provide notice to the other party of any change in address.

g.

Successors  and  Assigns.   This  Agreement  shall  be  binding  upon  and  inure  to  the  benefit

of  the  parties  and  their  successors  and  assigns.    None  of  the  parties  hereto  shall  assign  this

Agreement  or  any  rights  or  obligations  hereunder  without  the  prior  written  consent  of  the  other

parties.   Notwithstanding  the  foregoing,  subject  to  Section 3(f),  the  Lender  may  assign  its  rights hereunder  to  any  person  that  purchases  Securities  in  a  private  transaction  from  the  Lender  or  to any of  its  “affiliates,”  as  that  term  is  defined  under  the  Exchange  Act,  without  the  consent  of  the

Company.

h.

Third  Party  Beneficiaries.    This  Agreement  is  intended  for  the  benefit  of  the  parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.

Survival.    The  representations  and  warranties  of  the  Company  and  MesoCoat  and  the

agreements   and   covenants   set   forth   in   this   Agreement   shall   survive   the   closing   hereunder

notwithstanding  any  due  diligence  investigation  conducted  by  or  on  behalf  of  the  Lender.   The

Company  and  MesoCoat  agree  to  indemnify  and  hold  harmless  the  Lender  and  its  officers,

directors,  employees  and  agents  for  loss  or  damage  arising  as  a  result  of  or  related  to  any  breach or  alleged  breach  by  the  Company  or  MesoCoat  of  any  of  their  representations,  warranties  and covenants set forth in this Agreement.

j.

Publicity.   The  Company  shall  be  entitled,  without  the  prior  approval  of  the  Lender,  to make  any  press  release  or  filing  with  the  Commission,  OTCQB  (or  other  applicable  trading

market)   or   FINRA   with  respect   to   such   transactions   as   is   required   by  applicable  law  and

regulations.

k.

Further  Assurances.   Each  of  the  parties  shall  do  and  perform,  or  cause  to  be  done  and

performed,   all   such   further   acts   and   things,   and   shall   execute   and   deliver   all   such   other

agreements,  certificates,  instruments and documents, as  the other party may reasonably request  in

order   to   carry   out   the   intent   and   accomplish   the   purposes   of   this   Agreement   and   the

consummation of the transactions contemplated hereby.

l.

No  Strict  Construction.   The  language  used  in  this  Agreement  will  be  deemed  to  be  the language  chosen  by  the  parties  to  express  their  mutual  intent,  and  no  rules  of  strict  construction will be applied against any party.

m.

Remedies.   The  Company  and  MesoCoat  acknowledge  that  a  breach  by  either  party  of their  obligations  hereunder  will  cause  irreparable  harm  to  the  Lender  by  vitiating  the  intent  and

purpose  of  the  transaction  contemplated  hereby.    Accordingly,  the  Company  and  MesoCoat

acknowledge that the remedy at law for a breach of their obligations under this Agreement will be inadequate and agree, in the event of a breach or threatened breach by the Company or MesoCoat of  the  provisions  of  this  Agreement,  that  the  Lender  shall  be  entitled,  in  addition  to  all  other available  remedies  at  law  or  in  equity,  and  in  addition  to  the  penalties  assessable  herein,  to  an injunction  or  injunctions  restraining,  preventing  or  curing  any  breach  of  this  Agreement  and  to enforce  specifically  the  terms  and  provisions  hereof,  without  the  necessity  of  showing  economic loss and without any bond or other security being required

Securities Exchange Agreement

Exhibit 10

n.

Conflict.   In the  event  of a conflict between or  among the terms, covenants,  conditions or provisions  of  this  Agreement,  the  Existing  Notes  or  the  New Note,  as  each  may be  amended,  the

Lender  may elect  to  enforce  from  time  to  time  those  provisions  that  would  afford  the  Lender  the maximum  financial  benefits  and  security  for  the  obligations  under  the  New  Note  and/or  provide the Lender the maximum assurance of payment of the obligations under the New Note in full.

[Signature Page Follows]

Securities Exchange Agreement

Exhibit 10

IN  WITNESS  WHEREOF,  the  undersigned  the  Company,   MesoCoat  and  Lender  have  caused  this

Agreement to be duly executed as of the date first above written.

ABAKAN INC.

By: /s/ Robert H. Miller

Name: Robert H. Miller

Title: Chief Executive Officer

MESOCOAT, INC.

By: /s/ Andrew Sherman

Name: Andrew Sherman

Title: President

GEORGE TOWN ASSOCIATES S.A.

By: /s/ Engelbert Schreiber

Name: Engelbert Schreiber

Title: Director

Securities Exchange Agreement

Exhibit 10

Execution Copy

SECURED CONVERTIBLE PROMISSORY NOTE

Principal Amount: $1,341,963.34

Issue Date: April 28, 2014

FOR VALUE RECEIVED, ABAKAN INC., a Nevada corporation (hereinafter called the “Maker”),

hereby promises to pay to the order of GEORGE TOWN ASSOCIATES S.A., a Panama corporation, or its registered assigns (as the case may be, the “Holder”), the sum of $1,341,963.34 on April 27, 2015 (the

“Maturity Date”). Any amount of principal on this Secured Convertible Promissory Note (this “Note”)

which is not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the due date thereof until the same is paid (“Default Interest”).  Any payment due hereunder (to the extent not converted into common stock, $0.0001 par value per share (the “Shares”), and stock purchase warrants (the “Warrants”) in accordance with the terms hereof) shall be made in lawful money of the

United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Maker by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day.  As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of Miami, Florida are authorized or required by law or executive order to remain closed.

Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Exchange Agreement dated the date hereof pursuant to which this Note was originally issued (the “Exchange Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Maker and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

2.

CONVERSION RIGHTS

A.

Holder  Conversion  Right.   The  Holder  shall  have  the  right  from  time  to  time  following the  date  of  this  Note  and  ending  on  the  later  of:  (i)  the  Maturity  Date  and  (ii)  the  date  of payment  of  the  Default  Amount  (as  defined  in  Article  III)  pursuant  to  Section  1.8(a)  or  Article

III, each in respect of the remaining outstanding principal  amount  of  this Note  to convert  all or any part of the outstanding and unpaid principal amount of this Note into Conversion Units (as defined  in  Section  1.3(b))  at  the  Conversion  Price  (as  defined  in  Section  1.3(a)).  Each  such conversion is referred to herein as a “Conversion”. The number of Conversion Units to be issued upon  each  Conversion  shall  be  determined  by  dividing  the  Conversion  Amount  (as  defined below)  by  the  Conversion  Price  then  in  effect  on  the  date  specified  in  the  notice  of  Conversion,

in  the  form  attached  hereto  as  Exhibit  I  (the  “Notice  of  Conversion”),  delivered  to  the  Maker  by the  Holder  in  accordance  with  Section  1.6  below;  provided  that  the  Notice  of  Conversion  is submitted  by  facsimile  or  e-mail  (or  by  other  means  resulting  in  notice)  to  the  Maker  before

6:00  p.m.,  Miami,  Florida  time  on  such  conversion  date  (the  “Conversion  Date”).    The  term

“Conversion Amount” means,  with respect to a Conversion,  the sum of (1) the principal  amount of  this  Note  to be converted  in such  Conversion,  plus  (2) at  the Holder’s  option,  Default  Interest

(if  any)  on  the  amounts  referred  to  in  the  immediately  preceding  clause  (1),  plus  (3)  at  the

Holder’s  option,  any  other  fees,  penalties  or  liquidated  damage  amounts  owed  to  the  Holder pursuant to the terms of this Note (if any).

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

B.

Maker Conversion Right.

1.

Unit Conversion. The Maker shall have the right from time to time, and at any time following the date  of  this  Note  and  ending  on  the  Maturity  Date,  in  respect  of  the  remaining  outstanding  principal amount of this Note, in its sole discretion, to cause the conversion of all or any part of the outstanding and unpaid  principal  amount  of  this  Note  into  fully  paid  and  non-assessable  Conversion  Units,  or  any  shares of  capital  stock  or  other  securities  of  the  Maker  into  which  such  Units  shall  hereafter  be  changed  or reclassified  at  the  Conversion  Price  if  (i)  at  any time  the  closing  price  for  the  Shares  for  each  of  ten  (10)

consecutive  trading  days  is  greater  than  three  times  the  Conversion  Price  then  in  effect,  (ii)  the  Maker shall  have  complied  in  all  material  respects  with  its  obligations  under  this  Note,  and  (iii)  the  Shares  shall at  all  times  have  been  and  continue  to  be  listed  or  quoted  on  a  trading  market,  then,  subject  to  the conditions  set  forth  in  this  Section  (the  “Call  Condition  Period”)  on  the  date  that  is  five  days  after written  notice  thereof  (a  “Call  Notice”)  is  received  by  the  Holder  (such  date  shall  be  known  as  the  “Call

Date”)  at the  address  last  shown  on  the  records  of the Maker  for  the Holder  or  given  by the  Holder  to the

Maker for the purpose of notice; provided, that the conditions to giving such notice must be in effect at all times during the Call Condition Period or any such Call Notice shall be null and void.

2.

Warrant  Exercise.  The  Maker  may further,  in  its  sole  discretion,  require  the  exercise  of  all  of  the then  unexercised  Warrants,  if  (i)  at  any  time  the  closing  price  for  the  Shares  for  each  of  ten  (10)

consecutive trading days is greater than five times the Conversion Price then in effect, (ii) the Maker shall have  complied  in  all  material  respects  with its  obligations  under  this  Note,  and (iii)  the  Shares  shall  at  all times have been and continue to be listed or quoted on a trading market, then, subject to the conditions set forth  in  this  Section  on  the  date  that  is  five  (5)  days  after  a  Call  Notice  is  received  by  the  Holder  on  the

Call  Date  at  the  address  last  shown  on  the  records  of  the  Maker  for  the  Holder  or  given  by the  Holder  to the  Maker  for  the  purpose  of  notice;  provided,  that  the  conditions  to  giving  such  notice  must  be  in  effect at  all  times  during  the  Call  Condition  Period  or  any  such  Call  Notice  shall  be  null  and  void.  Should

Holder  fail  to  exercise  Warrants  according  to  the  terms  and  conditions  hereinabove,  such  Warrants  shall expire within ten (10) days after a Call Notice is received.

C.

Conversion.

1.

Conversion Price.  As used in this Note, the term “Conversion Price” shall equal $0.80, and shall be  subject  to  (i)  equitable  adjustments  for  stock  splits,  stock  dividends  or  rights  offerings  by  the  Maker

relating   to   the   Maker’s   securities,   combinations,   recapitalization,   reclassifications,   extraordinary

distributions and similar events, and (ii) all other adjustments required under Section 1.8.

2.

Conversion Units

As used in this Note, the term “Conversion Unit” shall consist of one (1)

share of fully paid and non-assessable Share and one half (½) Warrant  entitling the Holder to purchase an

additional  Share  at  $1.20  (“Warrant  Exercise  Price”)  for  each  whole  Warrant.   The  Warrant  Exercise

Price  shall  be  subject  to  (i)  equitable  adjustments  for  stock  splits,  stock  dividends  or  rights  offerings  by

the    Maker    relating    to    the    Maker’s    securities,    combinations,    recapitalization,    reclassifications,

extraordinary  distributions  and  similar  events,  and  (ii)  all  other  adjustments  required  under  Section  1.8

and  under  the  terms  of  the  Warrant.   The  exercise  period  of  each  Warrant  shall  be  a  period  of  two  (2)

years following the applicable Conversion Date.

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

D.

Authorized  Shares.   The  Maker  covenants  that  during  the  period  the  conversion  right exists,  and  if  converted,  until  the  expiration  or  exercise  of  all  Warrants,  the  Maker  will  reserve from  its  authorized  and  unissued  capital  a  sufficient  number  of  Shares,  free  from  preemptive rights,  to  provide  for  the  issuance  of  Shares  and  the  exercise  of  the  Warrants  upon  the  full conversion  of  this  Note  issued  pursuant  to  the  Exchange  Agreement  (the  “Reserved  Amount”).

The  Maker  represents  that  upon  issuance,  the  Shares  will  be  duly  and  validly  issued,  fully  paid

and  non-assessable.   In addition,  if  the  Maker  shall  issue  any  securities  or  make  any  change  to its  capital  structure  which  would  change  the  number  of  Shares  and  Warrants  into  which  the

Note  shall  be  convertible,  the  Maker  shall  at  the  same  time  make  proper  provision  so  that thereafter  there  shall  be  a  sufficient  number  of  shares  authorized  and  reserved,  free  from preemptive rights, for conversion of the outstanding Note.

E.

Failure  to  Maintain  Reserved  Amount.   If  at  any  time  the  Maker  does  not  maintain  the

Reserved Amount, it will be considered an Event of Default under Article III.

F.

Method of Conversion.

1.

Mechanics  of  Conversion.   Subject  to  Section  1.1,  this  Note  may  be  converted  by  the  Holder  in whole  or  in  part  at  any  time  from  time  to  time  after  the  Issue  Date,  by  (A) submitting  to  the  Maker  a

Notice  of  Conversion  (by  facsimile,  e-mail  or  other  reasonable  means  of  communication  dispatched  on

the   Conversion   Date   prior   to   6:00   p.m.,   Miami,   Florida   time)   and   (B) subject   to   Section   1.6(b),

surrendering this Note at the principal office of the Maker.

2.

Surrender  of  Note  Upon  Conversion.   Notwithstanding  anything  to  the  contrary  set  forth  herein,

upon  conversion  of  this  Note  in  accordance  with  the  terms  hereof,  the  Holder  shall  not  be  required  to physically  surrender  this  Note  to  the  Maker  unless  the  entire  unpaid  principal  amount  of  this  Note  is  so converted.  The  Holder  and  the  Maker  shall  maintain  records  showing  the  principal  amount  so  converted and  the  dates  of  such  conversions  or  shall  use  such  other  method,  reasonably  satisfactory  to  the  Holder and  the  Maker,  so  as  not  to  require  physical  surrender  of  this  Note  upon  each  such  conversion.  In  the event  of  any  dispute  or  discrepancy,  such  records  of  the  Maker  shall,  prima  facie,  be  controlling  and

determinative in the absence of manifest error.   Notwithstanding the foregoing, if any portion of this Note is  converted  as  aforesaid,  the  Holder  may  not  transfer  this  Note  unless  the  Holder  first  physically surrenders  this  Note  to  the  Maker,  whereupon  the  Maker  will  forthwith  issue  and  deliver  upon  the  order of  the  Holder  a  new  Note  of  like  tenor,  registered  as  the  Holder  (upon  payment  by  the  Holder  of  any applicable  transfer  taxes)  may  request,  representing  in  the  aggregate  the  remaining  unpaid  principal amount  of  this  Note.  The  Holder  and  any  assignee,  by  acceptance  of  this  Note,  acknowledge  and  agree that,  by  reason  of  the  provisions  of  this  paragraph,  following  conversion  of  a  portion  of  this  Note,  the unpaid  and  unconverted  principal  amount  of  this  Note  represented  by  this  Note  may  be  less  than  the amount stated on the face hereof.

3.

Payment  of  Taxes.   The  Maker  shall  not  be  required  to  pay  any  tax  which  may  be  payable  in respect  of  any  transfer  involved  in  the  issue  and  delivery  of  Shares  or  other  securities  or  property  on conversion  of  this  Note  in  a  name  other  than  that  of  the  Holder  (or  in  street  name),  and  the  Maker  shall not  be  required  to  issue  or  deliver  any  such  shares  or  other  securities  or  property  unless  and  until  the person  or persons  (other than  the Holder or  the  custodian in  whose street  name such  shares  are to be  held for  the  Holder’s  account)  requesting  the  issuance  thereof  shall  have  paid  to  the  Maker  the  amount  of  any such tax or shall have established to the satisfaction of the Maker that such tax has been paid.

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

4.

Delivery of  Shares  and  Warrants  Upon  Conversion.   Upon  receipt  by the  Maker  from  the Holder

of  a  facsimile  transmission  or  e-mail  (or  other  reasonable  means  of  communication)  of  a  Notice  of

Conversion meeting the requirements for conversion as provided in this Section 1.6, the Maker shall issue and  deliver  or  cause  to  be  issued  and  delivered  to  or  upon  the  order  of  the  Holder  certificates  for  the

Shares  and  Warrants  issuable  upon  such  conversion  within  three  (3)  business  days  after  such  receipt  (but in  any  event  the  fifth  (5th)  business  day  being  hereinafter  referred  to  as  the  “Deadline”)  (and,  solely  in the case of conversion of the entire unpaid principal amount  hereof,  surrender of this  Note)  in accordance with the terms hereof and the Exchange Agreement.

5.

Obligation  of  Maker  to  Deliver  Conversion  Units.   Upon  receipt  by  the  Maker  of  a  Notice  of

Conversion,  the  Holder  shall  be  deemed  to  be  the  holder  of  record  of  the  Shares  issuable  upon  such conversion  and  the  Warrants  attached  thereto,  the  outstanding  principal  amount  on  this  Note  shall  be reduced  to  reflect  such  conversion,  and,  unless  the  Maker  defaults  on  its  obligations  under  this  Article  I,

all  rights  with  respect  to  the  portion  of  this  Note  being  so  converted  shall  forthwith  terminate  except  the right  to  receive  the  Shares  and  Warrants  or  other  securities,  cash  or  other  assets,  as  herein  provided,  on such  conversion.  If  the  Holder  shall  have  given  a  Notice  of  Conversion  as  provided  herein,  the  Maker’s

obligation   to   issue   and   deliver   the   certificates   for   Shares   and   Warrants   shall   be   absolute   and

unconditional,  irrespective  of the  absence  of  any action  by the  Holder  to  enforce  the  same,  any waiver  or consent  with  respect  to  any  provision  thereof,  the  recovery  of  any  judgment  against  any  person  or  any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Maker to the  holder  of  record,  or  any  setoff,  counterclaim,  recoupment,  limitation  or  termination,  or  any breach  or alleged  breach  by  the  Holder  of  any  obligation  to  the  Maker,  and  irrespective  of  any  other  circumstance

which   might   otherwise  limit   such  obligation  of  the   Maker   to  the  Holder  in  connection  with  such

conversion.   The  Conversion  Date  specified  in  the  Notice  of  Conversion  shall  be  the  Conversion  Date  so long as the Notice of Conversion is received by the Maker before 6:00 p.m., Miami, Florida time, on such date.

6.

Failure to Deliver  Conversion  Units  Prior to Deadline.   Without in any way limiting the  Holder’s

right  to  pursue  other  remedies,  including  actual  damages  and/or  equitable  relief,  the  parties  agree  that  if delivery  of  the  Shares  and  Warrants  issuable  upon  conversion  of  this  Note  are  not  delivered  by  the

Deadline (other than a failure due to the circumstances described in Section 1.4 above, which failure shall be governed by Sections 1.4 and 1.5), the Maker shall pay to the Holder the greater of (x) $500 per day in cash,  for  each  day beyond  the  Deadline  that  the  Maker  fails  to  deliver  such  Shares  and  Warrants,  and  (y)

an  amount  in  cash  equal  to  (A)  (N/360)  multiplied  by  (B)  the  Conversion  Amount  multiplied  by  (C)  the

Default  Interest  rate,  where  “N”  equals  the  number  of  days  beyond  the  Deadline  that  the  Maker  fails  to

deliver  such Shares and Warrants.   Amounts payable pursuant to the preceding sentence shall be paid to the

Holder  in  immediately  available  funds  on  or  before  the  second  (2nd)  business  day  following  written  notice

from  the  Holder  to  the  Maker  specifying  the  amount  owed  to  it  by  the  Maker.   In  the  event  that  shares  of

Maker’s  common  stock  are  purchased  by  or  on  behalf  of  the  Holder  in  order  to  make  delivery  on  a  sale effected  in  anticipation  of  receiving  Shares  upon  conversion,  and  there  is  a  conversion  default  with respect  thereto,  the  Holder  shall  have  the  right  to  receive  from  the  Maker,  in  addition  to  the  foregoing amounts,  (1)  the  aggregate  amount  paid  by  or  on  behalf  of  the  Holder  for  such  shares  of  common  stock minus (2) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Shares

as  and  when  such  Shares  are  delivered  by  the  Maker  to  the  Holder.    At  the  Holder’s  option,  amounts

payable  hereunder  may  be  added  to  the  principal  amount  of  this  Note,  and  such  additional  principal

amount  shall  be  convertible  into  Conversion  Units  in accordance  with the  terms of  this  Note.   The Maker

agrees  that  the  right  to  convert  is  a  valuable  right  to  the  Holder.  The  damages  resulting  from  a  failure,

attempt  to  frustrate,  interference  with  such  conversion  right  are  difficult  if  not  impossible  to  qualify.

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

Accordingly  the  parties  acknowledge  that  the  liquidated  damages  provision  in  this  Section  1.6(f)  are justified.

G.

Concerning the Conversion Units. The Shares and Warrants issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration  statement  under  the  Securities  Act  or  (ii)  the  Maker  or  its  transfer  agent  shall have  been furnished  with  an  opinion  of  counsel  (which  opinion shall  be  in form,  substance  and scope  customary  for  opinions  of  counsel  in  comparable  transactions)  to  the  effect  that  the shares  to  be  sold  or  transferred  may  be  sold  or  transferred  pursuant  to  an  exemption  from such  registration  or  (iii) such  shares  are  sold  or  transferred  pursuant  to  Rule  144  under  the

Securities  Act  (or  a  successor  rule)  (“Rule  144”)  or  (iv)  such  shares  are  transferred  to  an

“affiliate”  (as  defined  in  Rule  144)  of  the  Holder  who  agrees  to  sell  or  otherwise  transfer  the shares  only  in  accordance  with  this  Section  1.7  and  who  is  not  a  U.S.  Person  (as  defined  in  the

Exchange  Agreement).   Except  as  otherwise  provided  in  the  Exchange  Agreement  (and  subject

to   the   removal   provisions   set   forth   below),   until   such   time   as   the   Shares   issuable   upon

conversion of  this  Note  have  been registered  under  the  Securities  Act  or  otherwise  may  be  sold pursuant  to  Rule  144  without  any  restriction  as  to  the  number  of  securities  as  of  a  particular date  that  can  then  be  immediately  sold,  each  certificate  for  Shares  and  the  Warrants  issuable

upon   conversion   of   this   Note   that   has   not   been   so   included   in   an   effective   registration

statement  or  that  has  not  been  sold  pursuant  to  an  effective  registration  statement  or  an

exemption   that   permits   removal   of   the   legend,   shall   bear   a   legend   substantially   in   the

following form, as appropriate:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED

STATES SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”) OR

THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE

BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION

“S” PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(“SECURITIES ACT”). THESE SECURITIES MAY NOT BE OFFERED OR

SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE

SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, OR AN

EXEMPTION FROM SUCH REGISTRATION REQUIREMENT IS

AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES

MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE

SECURITIES ACT.  THESE SECURITIES SHALL NOT CONSTITUTE AN

OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE

SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR

SOLICITATION WOULD BE UNLAWFUL.”

The legend set forth above shall be removed and the Maker shall issue to the Holder a new certificate or stock purchase warrant therefore free of any transfer legend if (i) the Maker or its transfer agent shall have received an opinion of counsel, to the effect that a public sale or transfer of such security may be made without registration under the Securities Act, or (ii) in the case of securities issuable upon conversion of this Note or exercise of Warrants, such securities are registered for sale by the Holder under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

H.

Effect of Certain Events.

1.

Effect  of  Merger,  Consolidation,  Etc.    At  the  option  of  the  Holder,  the  sale,  conveyance  or disposition  of  all  or  substantially  all  of  the  assets  of  the  Maker,  the  effectuation  by  the  Maker  of  a transaction  or  series  of  related  transactions  in  which  more  than  50%  of  the  voting  power  of  the  Maker  is disposed  of,  or  the  consolidation,  merger  or  other  business  combination  of  the  Maker  with  or  into  any other Person (as defined below) or Persons when the Maker is not the  survivor  shall either:  (i)  be  deemed to  be  an  Event  of Default  (as  defined  in Article  III)  pursuant  to  which  the  Maker shall  be  required  to  pay to  the  Holder  upon  the  consummation  of  and  as  a  condition  to  such  transaction  an  amount  equal  to  the

Default  Amount  (as  defined  in  Article  III)  or  (ii)  be  treated  pursuant  to  Section  1.8(b)  hereof.  “Person”

shall  mean  any  individual,  corporation,  limited  liability  company,  partnership,  association,  trust  or  other entity or organization.

2.

Adjustment  Due  to  Merger,  Consolidation,  Etc.    If,  at  any  time  when  this  Note  is  issued  and

outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization,

or  other  similar  event,  as  a  result  of  which  securities  of  the  Maker  shall  be  changed  into  the  same  or  a different  number  of  shares  and  warrants  of  another  class  or  classes  of  stock  or  securities  of  the  Maker  or another  entity,  or  in  case  of  any  sale  or  conveyance  of  all  or  substantially  all  of  the  assets  of  the  Maker other  than  in  connection  with  a  plan  of  complete  liquidation  of  the  Maker,  then  the  Holder  of  this  Note shall  thereafter  have  the  right  to  receive  upon  conversion  of this  Note,  upon  the  basis  and  upon  the  terms and conditions specified herein and in lieu  of Shares  and Warrants  immediately theretofore issuable upon conversion,  such  stock,  securities  or  assets  which  the  Holder  would  have  been  entitled  to  receive  in  such transaction  had  this  Note  been  converted  in  full  immediately  prior  to  such  transaction  (without  regard  to any limitations on  conversion set  forth herein),  and in any such case appropriate provisions  shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof shall thereafter  be  applicable,  as  nearly  as  may  be  practicable  in  relation  to  any  securities  or  assets  thereafter

deliverable  upon  the  conversion  hereof.    The  Maker  shall  not  affect  any  transaction  described  in  this

Section 1.8(b) unless (a) it first gives, to the extent practicable, thirty (30) days prior written notice (but in any  event  at  least  fifteen  (15)  days  prior  written  notice)  of  the  record  date  of  the  special  meeting  of

shareholders   to   approve,   or   if   there   is   no   such   record   date,   the   consummation   of,   such   merger,

consolidation,  exchange  of  shares,  recapitalization,  reorganization  or  other  similar  event  or  sale  of  assets

(during  which  time  the  Holder  shall  be  entitled  to  convert  this  Note)  and  (b)  the  resulting  successor  or acquiring  entity  (if  not  the  Maker)  assumes  by  written  instrument  the  obligations  of  this  Section  1.8(b).

The  above  provisions shall  similarly apply to  successive  consolidations,  mergers,  sales,  transfers  or  share exchanges.

3.

Adjustment  Due  to  Distribution.   If  the  Maker  shall  declare  or  make  any distribution  of  its  assets

(or rights to acquire its assets) to holders of its shares as a dividend, stock repurchase, by way of return of capital  or  otherwise  (including  any dividend  or  distribution  to  the  Maker’s  shareholders  in  cash  or  shares

(or  rights  to  acquire  shares)  of  capital  stock  of  a  subsidiary  (i.e.,  a  spin-off))  (a  “Distribution”),  then  the

Holder of this Note shall receive the amount of such assets on an “as-converted” basis; that is, the amount which  would  have  been  payable  to  the  Holder  with  respect  to  the  Shares  issuable if  the  Holder  converted this  Note  in  full  (without  regard  to  any  limitations  on  conversion  contained  herein)  immediately  prior  to the date of record for determining shareholders entitled to such Distribution.

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

4.

Purchase  Rights.   If,  at  any  time  when  this  Note  is  issued  and  outstanding,  the  Maker  issues  any convertible  securities  or  rights  to  purchase  stock,  warrants,  securities  or  other  property  (the  “Purchase

Rights”)  pro  rata  to  the  record  holders  of  any  class  of  Shares,  then  the  Holder  of  this  Note  will  acquire,

upon  the  terms  applicable  to  such  Purchase  Rights,  the  aggregate  Purchase  Rights  on  an  “as-converted”

basis;  that  is,  the  aggregate  Purchase  Rights  such  Holder  would  have  acquired  if  such  Holder  converted this  Note  in  full  (without  regard  to  any  limitations  on  conversion  contained  herein)  immediately  before the  date  on  which  a  record  is  taken  for  the  grant,  issuance  or  sale  of  such  Purchase  Rights  or,  if  no  such record is  taken,  the  date as of which the record holders of Shares are  to be determined for  the grant,  issue or sale of such Purchase Rights.

5.

Dilutive  Issuances.   If  the  Maker  issues  or  sells,  or  is  deemed  to  have  issued  or  sold,  any  Shares for  no  consideration  or  for  consideration  on  a  per  share  basis  less  than  the  Conversion  Price  in  effect  on

the   date   of   such  issuance   or   sale   (or   deemed  issuance   or   sale)   (a   “Dilutive   Issuance”),   then   the

Conversion  Price  and  the  Warrant  Exercise  Price  shall  be  adjusted  so  as  to  equal  the  consideration  per share  received  or  receivable  by the  Maker  (on  a  per  share  basis)  for  the  additional  Shares  so  issued,  sold,

or  deemed  issued  or  sold  in  such  Dilutive  Issuance.   If  the  Maker  issues  or  sells,  or  is  deemed  to  have issued or sold, any Shares for consideration per share less than the Warrant Exercise Price and equal to or greater  than  the  Conversion  Price  in  effect  on  the  date  of  such  issuance  or  sale  (or  deemed  issuance  or sale), then the Warrant Exercise Price shall be adjusted so as to equal the consideration per share received or  receivable  by  the  Maker  (on  a  per  share  basis)  for  the  additional  Shares  so  issued,  sold,  or  deemed

issued  or  sold  in  such  issuance.   For  purposes  of  this  Section  1.8(e),  if  the  Maker  issues,  sells  or  amends any  options,  warrants,  convertible  securities  or  other  similar  instruments  whether  or  not  immediately convertible,  exercisable  or  exchangeable,  then  the  Shares  issuable  upon  the  exercise  of  such  securities shall,  as  of  the  date  of  the  issuance,  sale  or  amendment  of  such  securities,  be  deemed  to  be  outstanding and  to  have  been  issued  and  sold  by the  Maker  at  the  per  share  price  for  which  Shares  are  issuable  upon the conversion, exercise or exchange of such securities.

6.

Notice of Adjustments.  Upon the occurrence of each adjustment or readjustment as a result of the events described in this Section 1.8, the Maker, at its expense, shall promptly compute such adjustment or readjustment  and  prepare  and  furnish  to  the  Holder  of  a  certificate  setting  forth  such  adjustment  or readjustment  and  showing  in  detail  the  facts  upon  which  such  adjustment  or  readjustment  is  based.  The

Maker  shall,  upon  the  written  request  at  any  time  of  the  Holder,  furnish  to  such  Holder  a  like  certificate setting forth (i) such adjustment or readjustment, and (ii) the number of Shares, Warrants and the amount,

if any, of other securities or property which at the time would be received upon conversion of this Note.

I.

Reserved

J.

Status  as  Shareholder.   Upon  submission  of  a  Notice  of  Conversion  by  a  Holder,  (i)  the

Conversion Units covered thereby shall be deemed converted into Shares and Warrants and (ii)

the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate,

excepting   only   the   right   to   receive   certificates   for   such   Shares   and   Warrants   and   to   any

remedies provided herein or otherwise available at law or in equity to such Holder because of a failure  by  the  Maker  to  comply  with  the  terms  of  this  Note.  Notwithstanding  the  foregoing,  if  a

Holder  has  not  received  certificates  for  all  Shares  and  all  Warrants  prior  to  the  tenth  (10th)

business  day  after the  expiration of  the Deadline with  respect  to a  conversion of  any  portion of

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

this  Note  for  any  reason,  then  (unless  the  Holder  otherwise  elects  to  retain  its  status  as  a holder  of  Shares  and  Warrants  by  so  notifying  the  Maker)  the  Holder  shall  regain,  retroactive to  the  date  the  Notice  of  Conversion  was  submitted,  the  rights  of  a  Holder  of  this  Note  with respect  to  such  unconverted  portions  of  this  Note  and  the  Maker  shall,  as  soon  as  practicable,

return such  unconverted  Note  to the  Holder  or,  if  the  Note  has  not  been surrendered,  adjust  its

records to reflect  that such portion of this Note has  not been converted.   In all  cases, the Holder

shall retain all of its rights and remedies for the Maker’s failure to convert this Note.

K.

Prepayment.   Notwithstanding  anything  to  the  contrary  contained  in  this  Note,  so  long as  the  Maker  has  not  received  a  Notice  of  Conversion  from  the  Holder,  then  at  any  time  during the  period  beginning  on  October  30,  2014  and  ending  on  the  Maturity  Date,  the  Maker  shall have  the  right,  exercisable  on  not  less  than  five  (5)  business  days  prior  written  notice  to  the

Holder,  to  prepay  the  outstanding  Note  in  full,  in  accordance  with  this  Section  1.11.  Any  notice of  prepayment  hereunder  (an  “Optional  Prepayment  Notice”)  shall  be  delivered  to  the  Holder of  the  Note  at  its  registered  addresses  and  shall  state:  (1) that  the  Maker is  exercising  its  right to  prepay  the  Note,  and  (2)  the  date  of  prepayment  which  shall  be  not  less  than  five  (5)

business  days  from  the  date  on  which  the  Optional  Prepayment  Notice  is  delivered.   On  (and

not  before)  the  date  fixed  for  prepayment  (the  “Optional  Prepayment  Date”),  the  Maker  shall make  payment  of  the  Optional  Prepayment  Amount  (as  defined  below)  to  or  upon  the  order  of the Holder as specified by the Holder in writing to the Maker at least one (1) business day prior

to  the  Optional  Prepayment  Date.    Notwithstanding  the  foregoing,  the  Holder  shall  have  the right  to  convert  all  or  any  portion  of  this  Note  even  after  an  Optional  Prepayment  Notice  has

been   delivered,   so   long   as   the   Holder   submits   a   Notice   of   Conversion   prior   to   actual

prepayment of this Note.

If the Maker exercises its right to prepay the Note, the Maker shall make payment to the Holder of an amount (the “Optional Prepayment Amount”) in cash equal to 125% of the sum of: (x) the then outstanding principal amount of this Note plus  (y) Default Interest (if any) on the amount referred to in clause (x), plus (z) all other fees, penalties or liquidated damage amounts owed to the Holder pursuant to the terms of this Note (if any).  The Maker shall also issue, for no additional consideration, the number of  Warrants equal to what the Holder would have received if such Holder converted this Note in full (without regard to any limitations on conversion contained herein) immediately before the date on which the Optional Prepayment

Notice is delivered.  If the Maker delivers an Optional Prepayment Notice and fails to pay the

Optional Prepayment Amount due to the Holder on the Optional Prepayment Date, the Maker

shall forever forfeit its right to prepay the Note pursuant to this Section 1.11.

3.

CERTAIN COVENANTS

A.

Distributions  on  Capital  Stock.   So  long  as  the  Maker  shall  have  any  obligation  under this Note, the Maker shall not without the Holder’s written consent (a) pay, declare or set apart for  such  payment,  any  dividend  or  other  distribution  (whether  in  cash,  property  or  other securities)  on  shares  of  capital  stock  other  than  dividends  on  Shares  solely  in  the  form  of

additional   Shares   or  (b)   directly  or   indirectly  or  through  any   subsidiary  make  any   other

payment  or  distribution  in  respect  of  its  capital  stock  except  for  distributions  pursuant  to  any

shareholders’   rights   plan   which   is   approved   by   a   majority   of   the   Maker’s   disinterested

directors.

B.

Restriction on Stock Repurchases.  So long as the Maker shall have any obligation under this  Note,  the  Maker  shall  not  without  the  Holder’s  written  consent  redeem,  repurchase  or

otherwise   acquire   (whether   for   cash   or   in   exchange   for   property   or   other   securities   or

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

otherwise)  in  any  one  transaction  or  series  of  related  transactions  any  shares  of  capital  stock of the Maker or any warrants, rights or options to purchase or acquire any such shares.

C.

Borrowings.   So long  as  the  Maker  shall  have  any  obligation under  this  Note,  the  Maker shall  not,  without  giving advance  notice  to the  Holder  and  obtaining  the  Holder’s  prior  written

consent,   which   consent   shall   not   be   unreasonably   withheld,   incur   any   indebtedness,   or

otherwise  assume,  guarantee,  endorse,  contingently  agree  to  purchase  or  otherwise  become liable for the indebtedness of  any other person,  firm,  partnership, joint  venture or  corporation,

or  grant  or  suffer  to  exist  any  lien  on  its  assets,  except  (a)  the  Ohio  State  Calf  loan  that  is

currently   committed   as   publically   disclosed   on   February   18,   2014,   (b)   the   Director   of

Development  of  the  State  of  Ohio  lien,  (c)  the  Huntington  National  Bank  lien,  (d)  the  County  of

Cuyahoga,  Ohio  lien  or  (e)  indebtedness  to  trade  creditors  or  financial  institutions  incurred  in the ordinary course of business and consistent with past practice.

D.

Issuances  of  Equity.   So long as  the  Maker shall  have any  obligation under this Note, the

Maker  shall  not,  without  giving  advance  notice  to  the  Holder  and  obtaining  the  Holder’s  prior written  consent,  which  consent  may  not  be  unreasonably  withheld,  issue  any  equity  securities of  the  Maker,  or  any  securities  that  are  convertible,  exercisable  or  exchangeable  into  equity

securities   of   the   Maker,   except   shares   of   common   stock   that   are   issuable   (a)   under   any

employee  equity  incentive  plans  in effect  prior  to the  date  of  this  Note,  or  (b)  upon the  exercise or conversion of securities that were outstanding prior to the date of this Note; provided that in each  such  case,  issuances  are  made  in  accordance  with  the  terms  of  the  underlying  plan  or securities  documents  as  in  effect  prior  to  the  date  of  this  Note  and  not  pursuant  to  terms  that

have  been  amended  after  the  date  of  this  Note.   Any  issuances  of  equity  securities  consented  to

by the Holder shall nonetheless remain subject to the provisions of Section 1.8 of this Note.

E.

Sale  of  Assets.    So  long  as  the  Maker  shall  have  any  obligation  under  this  Note,  the

Maker  shall  not,  without  giving  advance  notice  to  the  Holder  and  obtaining  the  Holder’s  prior written  consent,  sell,  lease  or  otherwise  dispose  of  any  significant  portion  of  its  assets  outside

the   ordinary   course   of   business.     Any   consent   to   the   disposition   of   any   assets   may   be

conditioned on a specified use of the proceeds of disposition.

F.

Advances  and  Loans.   So  long  as  the  Maker  shall  have  any  obligation  under  this  Note,

the  Maker  shall  not,  without  giving  advance  notice  to  the  Holder  and  obtaining  the  Holder’s prior  written  consent,  which  consent  may  not  be  unreasonably  withheld,  lend  money,  give credit  or  make  advances  to  any  person,  firm,  joint  venture  or  corporation,  including,  without limitation, officers, directors, employees, subsidiaries and affiliates of the Maker.

4.

EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

A.

Failure  to  Pay  Principal.   The  Maker  fails  to  pay  the  principal  hereof  when  due  on  this

Note,   whether   at   maturity,   upon   acceleration   or   otherwise   and   such   failure   to   pay   shall

continue  for  a  period  of  two  (2)  business  days  after  written  notice  thereof  to  the  Maker  from the Holder.

B.

Conversion and the Shares.   The Maker  fails to issue  Shares and Warrants to the Holder

(or  announces  or  threatens  in  writing  that  it  will  not  honor  its  obligation  to  do  so)  upon exercise  by  the  Holder  of  the  conversion  rights  of  the  Holder  in  accordance  with  the  terms  of this  Note,  fails  to  transfer  or  cause  its  transfer  agent  to  transfer  (issue)  (electronically  or  in

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

certificated   form)   any   certificate   for   Shares      and   Warrants   issued   to   the   Holder   upon

conversion of  or  otherwise  pursuant  to  this  Note as  and  when required  by  this  Note,  the  Maker directs  its  transfer  agent  not  to  transfer  or  delays,  impairs,  and/or  hinders  its  transfer  agent in transferring  (or  issuing)  (electronically  or  in  certificated  form)  any  certificate  for  Shares  or

Warrants  to  be  issued  to  the  Holder  upon  conversion  of  or  otherwise  pursuant  to  this  Note  as and  when  required  by  this  Note,  or  fails  to  remove  (or  directs  its  transfer  agent  not  to  remove or impairs,  delays,  and/or  hinders  its transfer agent  from removing) any restrictive legend (or to withdraw  any stop transfer instructions  in respect thereof) on any certificate for any Shares or Warrants  issued to the Holder upon conversion of  or  otherwise pursuant to this Note as and when  required  by  this  Note  (or  makes  any  written  announcement,  statement  or  threat  that  it does  not  intend  to  honor  the  obligations  described  in  this  paragraph)  and  any  such  failure shall  continue  uncured  (or  any  written  announcement,  statement  or  threat  not  to  honor  its obligations  shall  not  be  rescinded  in writing)  for  three  (3) business  days  after  the  Holder  shall have delivered a Notice of Conversion.

C.

Breach  of  Covenants.    The  Maker  or  MesoCoat,  Inc.  (“MesoCoat”),  a  majority  owned subsidiary  of  Maker,  breaches  any  material  covenant  or  other  material  term  or  condition contained  in  this  Note  and  any  collateral  documents  including  but  not  limited  to  the  Exchange

Agreement,  Security  Agreement  and  such  breach  continues  for  a  period  of  five  (5)  business days after written notice thereof to the Maker from the Holder.

D.

Breach  of  Representations  and  Warranties.      Any  representation  or  warranty  of  the

Maker  or  MesoCoat  made  herein or  in any  agreement,  statement or  certificate  given in writing

pursuant   hereto   or   in   connection   herewith   (including,   without   limitation,   the   Exchange

Agreement and Security Agreement),  shall be false or misleading in any material  respect  when made  and  the  breach  of  which  has  (or  with  the  passage  of  time  will  have)  a  material  adverse effect  on  the  rights  of  the  Holder  with  respect  to  this  Note,  the  Exchange  Agreement  or  the

Security Agreement.

E.

Receiver   or   Trustee.     The   Maker   or   any   subsidiary   of   the   Maker   shall   make   an

assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or  trustee  for  it  or  for  a  substantial  part  of  its  property  or  business,  or  such  a  receiver  or trustee shall otherwise be appointed.

F.

Judgments.    Any  money  judgment,  writ  or  similar  process  shall  be  entered  or  filed against  the  Maker  or  any  subsidiary  of  the  Maker  or  any  of  its  property  or  other  assets  for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of twenty

(20) days unless otherwise consented to by the Holder,  which consent will not be unreasonably withheld.

G.

Bankruptcy.     Bankruptcy,   insolvency,   reorganization   or   liquidation   proceedings   or

other  proceedings,  voluntary  or  involuntary,  for  relief  under  any  bankruptcy  law  or  any  law for  the  relief  of  debtors  shall  be  instituted  by  or  against  the  Maker  or  any  subsidiary  of  the

Maker.

H.

Delisting of Shares.   The Maker shall fail to maintain the listing of the Shares on at least one  of  the  OTCQB  or  an  equivalent  replacement  exchange,  the  Nasdaq  National  Market,  the

Nasdaq  SmallCap  Market,  the  New  York  Stock  Exchange,  or  the  American  Stock  Exchange  and

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

such  failure  to  maintain  continues  for  a  period  of  five  (5)  business  days  after  written  notice thereof to the Maker from the Holder.

I.

Failure  to  Comply  with  the  Exchange  Act.    The  Maker  shall  fail  to  comply  with  the

reporting  requirements  of  the  Exchange  Act;  and/or  the  Maker  shall  cease  to  be  subject  to  the reporting  requirements  of  the  Exchange  Act  and  such  failure  or  ceasing  continues  for  a  period of five (5) business days after written notice thereof to the Maker from the Holder.

J.

Liquidation.  Any  dissolution,  liquidation,  or  winding  up  of  Maker  or  any  subsidiary  of the Maker or any substantial portion of their respective businesses.

K.

Cessation  of  Operations.  Any  cessation  of  operations  by  Maker  or  any  subsidiary  of

Maker,  or  Maker  or  any  subsidiary  of  Maker  admits  it  is  otherwise  generally  unable  to  pay  its debts as such debts become due, provided however, that any disclosure of the Maker’s ability to continue as a “going  concern”  shall  not  be an admission that  the Maker cannot  pay its debts as such become due.

L.

Maintenance  of  Assets.  The  failure  by  Maker  or  any  subsidiary  of  Maker  to  maintain any  material  intellectual  property  rights,  personal,  real  property  or  other  assets  which  are necessary  to  conduct  its  business  (whether  now  or  in  the  future)  and  such  failure  to  maintain continues  for  a  period  of  five  (5)  business  days  after  written  notice  thereof  to  the  Maker  from the Holder.

M.

Financial  Statement  Restatement.  The  restatement  of  any  financial  statements  filed  by the Maker with the  Securities and Exchange  Commission for  any date  or  period from  two years prior  to  the  Issue  Date  of  this  Note  and  until  this  Note  is  no  longer  outstanding,  if  the  result  of

such    restatement    would,    by    comparison    to    the    unrestated    financial    statement,    have

constituted  a  material  adverse  effect  on  the  rights  of  the  Holder  with  respect  to  this  Note,  the

Exchange Agreement or the Security Agreement.

N.

Reverse  Splits.  The  Maker  effectuates  a  reverse  split  of  its  Shares  without  twenty  (20)

days prior written notice to the Holder.

O.

Replacement  of  Transfer  Agent.  In  the  event  that  the  Maker  proposes  to  replace  its transfer  agent,  the  Maker  fails  to  provide,  prior  to  the  effective  date  of  such  replacement,  fully executed  Irrevocable  Transfer  Agent  Instructions  (including,  but  not  limited  to,  the  provision to  irrevocably  reserve  Shares  in  the  Reserved  Amount)  signed  by  the  successor  transfer  agent to Holder.

P.

Cross-Default.   Notwithstanding  anything  to  the  contrary  contained  in  this  Note  or  the other  related  or  companion  documents,  a  breach  or  default  by  the  Maker  or  any  subsidiary  of

the   Maker   of   any   covenant   or   other   term   or   condition   contained   in   any   of   the   Other

Agreements  (as  defined  below),  after  the  passage  of  all  applicable  notice  and  cure  or  grace periods,  shall,  at  the  option  of  the  Holder,  be  considered  a  default  under  this  Note  and  the

Other  Agreements,  in  which  event  the  Holder  shall  be  entitled  (but  in  no  event  required)  to

apply   all   rights   and   remedies   of   the   Holder   under   the   terms   of   this   Note   and   the   Other

Agreements   by   reason   of   a   default   under   said   Other   Agreement   or   hereunder.     “Other

Agreements”  means,  collectively,  all  agreements  and  instruments  between,  among  or  by:  (1)

the  Maker  and  any  affiliate  of  the  Maker,  and,  or  for  the  benefit  of,  (2) the  Holder  and  any

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

affiliate  of  the  Holder,  however,  the  term  “Other  Agreements”  shall  not  include  the  related  or companion documents to this Note.

Upon the occurrence and during the continuation of an Event of Default specified in this Article III, the

Note shall become immediately due and payable upon delivery of written notice to the Maker by the

Holder (the “Default Notice”), in which case, the Maker shall pay to the Holder an amount equal to the sum of:

(A) 125% times the greater of:

(1) the sum of (x) the outstanding principal amount of this Note plus (y) Default Interest (if any) on the amount referred to in clause (x) plus (z) all other fees, penalties or liquidated damage amounts owed to the Holder pursuant to the terms of this Note (if any) (collectively, the “Default Amount”);

and

(2) the product of (x) the quotient of (i) the Default Amount divided by (ii) the Conversion Price then in effect multiplied by (y) the greater of (i) the Market Price and (ii) the VWAP; in each case,

calculated as of the date on which the Default Notice is delivered.  “Market Price” means, as of a particular date, the highest daily VWAP during the period of twenty (20) consecutive trading days occurring immediately prior to (but not including) such date.  “VWAP” means, as of a particular date,

the volume weighted average price of the Maker’s common stock for such date (provided if such date is not a trading day, then as of the trading day immediately preceding such date) on its principal trading market as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Holder and reasonably satisfactory to the Maker.

plus

(B) all costs of collection, including, without limitation, legal fees and expenses reasonably incurred.

The Maker’s payment in full of the above amount shall be in full satisfaction of its obligations hereunder.

The Holder shall be entitled to exercise all other rights and remedies available at law or in equity. If the

Maker fails to pay the Default Amount as and when due, then the Holder shall have the right at any time,

so long as the Maker remains in default, to require the Maker, upon written notice, to immediately issue,

in lieu of the Default Amount, the number of Shares of the Maker equal to the Default Amount divided by

80% of the Conversion Price then in effect.

5.

MISCELLANEOUS

A.

Failure  or  Indulgence  Not  Waiver.   No  failure  or  delay  on  the  part  of  the  Holder  in  the exercise  of  any  power,  right  or  privilege  hereunder  shall  operate  as  a  waiver  thereof,  nor  shall any  single  or  partial  exercise  of  any  such  power,  right  or  privilege  preclude  other  or  further

exercise  thereof  or  of  any  other  right,  power  or  privileges.    All  rights  and  remedies  existing

hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

B.

Notices.  All notices, demands, requests, consents, approvals, and other communications required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise  specified  herein,

shall  be  (i)  personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,  return  receipt

requested,   postage   prepaid,   (iii)   delivered   by   reputable   air   courier   service   with   charges

prepaid,  or  (iv)  transmitted  by  hand  delivery,  telegram,  or  facsimile,  addressed  as  set  forth below  or  to  such  other  address  as  such  party  shall  have  specified  most  recently  by  written

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

notice.   Any  notice  or  other  communication  required  or  permitted  to  be  given  hereunder  shall

be    deemed    effective    (a)    upon    hand    delivery    or    delivery    by    facsimile,    with    accurate

confirmation   generated  by  the   transmitting   facsimile  machine,   at   the  address   or   number

designated  below  (if  delivered  on  a  business  day  during  normal  business  hours  where  such notice  is  to  be  received),  or  the  first  business  day  following  such  delivery  (if  delivered  other than  on  a  business  day  during  normal  business  hours  where  such  notice  is  to  be  received)  or

(b)  on  the  second  business  day  following  the  date  of  mailing  by  express  courier  service,  fully prepaid,  addressed  to  such  address,  or  upon  actual  receipt  of  such  mailing,  whichever  shall first occur.  The addresses for such communications shall be:

If to the Maker, to:

ABAKAN INC.

2665 S. Bayshore Drive, Suite 450

Miami, Florida 33133

Attn: Robert H. Miller, Chief Executive Officer

Facsimile: (786) 347-7706

E-mail: robert.miller@abakaninc.com

If to the Holder:

GEORGE TOWN ASSOCIATES S.A.

Samuel Lewis Ave. & 53rd Street

Omega Building Mezanine,

Panama, Republic of Panama

Attn: _____________________

Facsimile: _________________

E-mail: ___________________

and

JTE FINANCE AG

Biermensdorferstrasse 55

CH 8004 Zurich, Switzerland

With a copy to:

Mazzeo Song & Bradham LLP

708 Third Avenue

New York, NY 10017

Attn:  David S. Song

Facsimile:  212-599-8400

E-mail:  dsong@mazzeosong.com

C.

Amendments.     This   Note   and   any   provision   hereof   may   only   be   amended   by   an

instrument  in  writing  signed  by  the  Maker  and  the  Holder.   The  term  “Note”  and  all  reference

thereto, as used throughout this instrument, shall mean this instrument as originally executed,

or if later amended or supplemented, then as so amended or supplemented.

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

D.

Assignability.     This   Note   shall   be   binding   upon   the   Maker   and   its   successors   and

assigns,  and  shall  inure  to  be  the  benefit  of  the  Holder  and  its  successors  and  assigns.   Except

as otherwise permitted, each transferee of this Note must not be a “U.S. Person” (as that term is defined  in  Rule 902  of  Regulation  S),  and  is  not  acquiring  the  securities  for  the  account  or

benefit  of  any  U.S.  Person  (as  defined  in  Rule  501(a)  of  the  Securities  Act).   Notwithstanding

anything in this Note to the contrary,  this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

E.

Cost of Collection.  If default is made in the payment of this Note, the Maker shall pay the

Holder hereof costs of collection, including reasonable attorneys’ fees.

F.

Governing  Law.   This  Note  shall  be  governed  by  and  construed  in  accordance  with  the laws  of  the  State  of  New  York  without  regard  to  principles  of  conflicts  of  laws.  Any  action brought  by  either  party  against  the  other  concerning  the  transactions  contemplated  by  this

Note  shall  be  brought  only  in  the  state  courts  of  New  York  or  in  the  federal  courts  located  in

New   York   County.   The   parties   to   this   Note   hereby   irrevocably   waive   any   objection   to

jurisdiction  and  venue  of  any  action  instituted  hereunder  and  shall  not  assert  any  defense

based  on  lack  of  jurisdiction  or  venue  or  based  upon  forum  non  conveniens.   The  Maker  and

Holder  waive  trial  by  jury.  The  prevailing  party  shall  be  entitled  to  recover  from  the  other party  its  reasonable  attorney's  fees  and  costs.  In  the  event  that  any  provision  of  this  Note  or any  other  agreement  delivered  in  connection  herewith  is  invalid  or  unenforceable  under  any applicable  statute  or  rule  of  law,  then such  provision shall  be deemed  inoperative to the extent that  it  may  conflict  therewith  and  shall  be  deemed  modified  to  conform  with  such  statute  or rule  of  law.  Any  such  provision  which  may  prove  invalid  or  unenforceable  under  any  law  shall not  affect  the  validity  or  enforceability  of  any  other  provision  of  any  agreement.  Each  party hereby  irrevocably  waives  personal  service  of  process  and  consents  to  process  being  served  in any  suit,  action  or  proceeding  in  connection  with  this  Agreement  by  mailing  a  copy  thereof  via registered  or  certified  mail  or  overnight  delivery  (with  evidence  of  delivery)  to  such  party  at the  address  in  effect  for  notices  to  it  under  this  Agreement  and  agrees  that  such  service  shall constitute  good  and  sufficient  service  of  process  and  notice  thereof.  Nothing  contained  herein shall  be  deemed  to  limit  in  any  way  any  right  to  serve  process  in  any  other  manner  permitted by law.

G.

Certain  Amounts.    Whenever  pursuant  to  this  Note  the  Maker  is  required  to  pay  an amount  in  excess  of  the  outstanding  principal  amount  (or  the  portion  thereof  required  to  be

paid  at   that  time)   plus   Default   Interest,  the   Maker  and  the   Holder  agree  that   the   actual

damages  to  the  Holder  from  the  receipt  of  cash  payment  on  this  Note  may  be  difficult  to determine and the amount to be so paid by the Maker represents stipulated damages and not a penalty  and  is  intended  to compensate  the  Holder  in part  for  loss  of  the  opportunity  to convert this Note  and  to earn a  return from  the sale  of  Shares  acquired  upon  conversion of  this  Note  at

a  price  in  excess  of  the  price  paid  for  such  shares  pursuant  to  this  Note.   The  Maker  and  the

Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the  possible  loss  to  the  Holder  from  the  receipt  of  a  cash  payment  without  the  opportunity  to convert this Note into Shares.

H.

Exchange  Agreement.   By  its  acceptance  of  this  Note,  each  party  agrees  to  be  bound  by the applicable terms of the Exchange Agreement.

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

4.9

Security Agreement.

The Note shall be secured by a security interest in the assets of

MesoCoat, as evidenced by the Exchange Agreement and the Security Agreement that includes a UCC

Financing Statement Amendment perfecting and continuing Holder’s lien on MesoCoat’s assets.

Notice  of  Corporate  Events.   Except  as  otherwise  provided  herein,  the  Holder  of  this  Note  shall have  no  rights  as  an  owner  of  Shares  unless  and  only  to  the  extent  that  it  converts  this  Note into  Shares.  The  Maker  shall  provide  the  Holder  with  prior  notification  of  any  meeting  of  the

Maker’s    shareholders    (and    copies    of    proxy    materials    and    other    information    sent    to

shareholders).   In  the  event  of  any  taking  by  the  Maker  of  a  record  of  its  shareholders  for  the purpose  of  determining  shareholders  who  are  entitled  to  receive  payment  of  any  dividend  or other  distribution,  any  right to  subscribe for,  purchase  or  otherwise  acquire  (including  by  way of  merger,  consolidation,  reclassification  or  recapitalization)  any  share  of  any  class  or  any other  securities  or  property,  or  to  receive  any  other  right,  or  for  the  purpose  of  determining

shareholders   who   are   entitled   to   vote   in   connection   with   any   proposed   sale,   lease   or

conveyance  of  all  or  substantially  all  of  the  assets  of  the  Maker  or  any  proposed  liquidation,

dissolution  or  winding  up  of  the  Maker,  the  Maker  shall  mail  a  notice  to  the  Holder,  at  least twenty  (20)  days  prior  to  the  record  date  specified  therein  (or  thirty  (30)  days  prior  to  the consummation of  the transaction or  event,  whichever  is  earlier),  of  the  date  on which  any  such record  is  to  be  taken  for  the  purpose  of  such  dividend,  distribution,  right  or  other  event,  and  a brief  statement  regarding  the  amount  and  character  of  such  dividend,  distribution,  right  or

other event to the extent known at  such time.   The  Maker shall make a public announcement of

any event requiring notification to the Holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Section 4.10.

I.

Remedies.  The Maker acknowledges that a breach by it of its obligations hereunder will cause  irreparable  harm  to  the  Holder,  by  vitiating  the  intent  and  purpose  of  the  transaction

contemplated  hereby.    Accordingly,  the  Maker  acknowledges  that  the  remedy  at  law  for  a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or  threatened  breach  by  the  Maker  of  the  provisions  of  this  Note,  that  the  Holder  shall  be entitled,  in  addition  to  all  other  available  remedies  at  law  or  in  equity,  and  in  addition  to  the penalties  assessable  herein,  to  an  injunction  or  injunctions  restraining,  preventing  or  curing any  breach  of  this  Note  and  to  enforce  specifically  the  terms  and  provisions  thereof,  without the necessity of showing economic loss and without any bond or other security being required.

[Signature Page Follows]

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

IN WITNESS WHEREOF, Maker has caused this Note to be signed in its name by its duly authorized officer as of the date first written above.

ABAKAN INC.

By: /s/ Robert H. Miller

Robert H. Miller, Chief Executive Officer

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

EXHIBIT I:   NOTICE OF CONVERSION

Capitalized  terms  that  are  used  and  not  defined  in  this  Notice  of  Conversion  that  are  defined  in  the secured  convertible  promissory  note  of  ABAKAN  INC.,  a  Nevada  corporation,  dated  April  28,  2014  (the

“Note”)  to which this  Notice  of  Conversion  is  attached,  shall  have  the  respective  definitions  set  forth in the Note.

The undersigned hereby elects to convert a principal amount of $__________from the Note into that number of Shares and Warrants to be issued pursuant to the conversion of the Note, as set forth below,

according to the conditions of the Note, as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Check box as to applicable instructions:

[  ]

The Maker shall electronically transmit the Shares issuable pursuant to this Notice of

Conversion to the account of the undersigned or its nominee with DTC through its

Deposit Withdrawal Agent Commission system (“DWAC Transfer”) and deliver the

Warrants in the name(s) specified below or, if additional space is necessary, on an attachment hereto.

Name of DTC Prime Broker:

Account Number:

[  ]

The undersigned hereby requests that the Maker issue a certificate or certificates for the

Shares set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary,

on an attachment hereto:

_______________________

_______________________

_______________________

Attention: Certificate Delivery

_______________________

Date of Conversion:

Applicable Conversion Price:

$

Number of Shares to be issued

pursuant to Conversion of the Note:

Number of Warrants to be issued

pursuant to Conversion of the Note:

Amount of principal balance due remaining

under the Note after this conversion:

By:

Name:

Title:

Date:

Secured Convertible Promissory Note

Exhibit 10

Execution Copy

SUBSIDIARY GUARANTEE

This   SUBSIDIARY   GUARANTEE   (the   “Guarantee”),   dated   as   of   April   28,   2014,   is   made   by

MESOCOAT,  INC.,  a  Nevada  corporation  (the  “Guarantor”),  for  and  on  behalf  of  GEORGE  TOWN

ASSOCIATES  S.A.,  a  Panama  corporation  (the  “Lender”).    This  Guarantee  is  being  executed  and

delivered  by  the  Guarantor  in  connection  with  that  certain  Securities  Exchange  Agreement,  dated  as  of

April   28,   2014   (the   “Exchange   Agreement”),   between   Abakan,   Inc.,   a   Nevada   corporation   (the

“Company”),  the  Guarantor  and  the  Lender.   Capitalized  terms  used  herein  and  not  otherwise  defined herein have the respective meanings set forth in the Exchange Agreement.

WHEREAS:

A.

The   Guarantor   shall   derive   substantial   direct   and   indirect   benefits   from   the   transactions

contemplated by the Exchange Agreement; and

B.

It  is  a  condition  to  the  transactions  contemplated  by the  Exchange  Agreement  that  the  Guarantor execute and deliver this Guarantee to the Lender.

NOW,  THEREFORE,  in  consideration  of  the  foregoing,  the  covenants  set  forth  herein,  and  other  good and  valuable  consideration, the  receipt  and  sufficiency of  which  are  hereby acknowledged,  the Guarantor hereby agrees as follows:

1.

Guarantee.

a.

Guarantee  of  Guaranteed  Obligations.   The  Guarantor  hereby unconditionally guarantees

to  the  Lender,  its  successors,  endorsees,  transferees  and  assigns,  the  prompt  payment  (whether  at

stated  maturity,   by  acceleration  or   otherwise)  and  performance   of  any  and   all indebtedness

(whether  principal  or  interest),  liabilities  and  other  obligations  of  the  Company  under  the  New

Note   now   existing   or   hereafter   arising,   whether   direct,   indirect,   related,   unrelated,   fixed,

contingent,  liquidated,  unliquidated,  joint,  several  or  joint  and  several,  and  to  pay  all  fees,

indemnities,   costs   and   expenses   (including   reasonable   attorneys’   fees)   provided   for   in   this

Guarantee   (collectively,   the   “Guaranteed   Obligations”).     The   Guarantor   agrees   that   this

Guarantee   is   a   guaranty   of   payment   and   performance   and   not   of   collection,   and   that   its

obligations under this Guarantee shall be primary, absolute and unconditional, irrespective of, and unaffected by:

i.

the  genuineness,  validity,  regularity,  enforceability  or  any  future  amendment  of,

or change in this Guarantee or any other document now existing or hereafter arising;

ii.

the absence of any action to enforce this Guarantee or any other document, or the waiver or consent by the Lender with respect to any of the provisions thereof;

iii.

the  existence,  value  or  condition  of,  or  failure  to  perfect  a  lien  against,  any collateral  (“Collateral”)  for  the  Guaranteed  Obligations  or  any  action,  or  the  absence  of any action,  by the  Lender  in  respect  thereof  (including,  without  limitation,  the  release  of any such security);

iv.

the insolvency of the Company, the Guarantor or any other party; or

Exhibit 10

v.

any  other  action  or  circumstances  which  might  otherwise  constitute  a  legal  or equitable discharge or defense of a surety or guarantor;

it  being  agreed  by the  Guarantor  that  its  obligations  under  this  Guarantee  shall  not  be  discharged

until  the  satisfaction  of  the Guaranteed  Obligations  in full.   The  Guarantor  shall  be  regarded,  and

shall be in the same position, as principal debtor with respect to the Guaranteed Obligations.

b.

Enforcement  of Guarantee.   In  no  event  shall  the  Lender  have  any obligation (although  it is  entitled,  at  its  option)  to  proceed  against  the  Company  or  any  Collateral  before  seeking

satisfaction   from   Guarantor,   and   the   Lender   may   proceed,   prior   or   subsequent   to,   or

simultaneously  with,  the  enforcement  of  its  rights  hereunder,  to  exercise  any  right  or  remedy which it may have against any Collateral,  as  a result of any liens it may have as security for all  or any portion of the Guaranteed Obligations.

c.

Waiver.   The  Guarantor  (i)  waives,  and  agrees  that  it  shall  not  at  any  time  insist  upon,

plead  or  in  any  manner  whatsoever  claim  or  take  the  benefit  or  advantage  of,  any  appraisal,

valuation,  stay,  extension,  marshaling  of  assets  or  redemption  laws,  or  exemption,  whether  now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the  Guarantor  of  its  Guaranteed  Obligations  under,  or  the  enforcement  by  the  Lender  of,  this

Guarantee, (ii) waives diligence, presentment and demand (whether for non-payment or protest or

of   acceptance,   maturity,   extension   of   time,   change   in   nature   or   form   of   the   Guaranteed

Obligations,  acceptance  of  further  security,  release  of  further  security,  composition  or  agreement arrived  at  as  to  the  amount  of,  or  the  terms  of,  the  Guaranteed  Obligations,  notice  of  adverse change  in  the  Company’s  financial  condition  or  any  other  fact  which  might  increase  the  risk  to

the   Guarantor)   with   respect   to   any   of   the   Guaranteed   Obligations   or   all   other   demands

whatsoever,  (iii)  represents,  warrants  and  agrees  that  to  its  knowledge,  as  of  the  date  of  this

Guarantee,  its  obligations  under  this  Guarantee  are  not  subject  to  any  offsets  or  defenses  against the  Company  or  the  Lender  and  (iv)  agrees  that  its  obligations  under  this  Guarantee  shall  not  be subject  to  any  counterclaims,  offsets  or  defenses  against  the  Company  or  the  Lender  which  may arise  in  the  future,  except  those  counterclaims,  offsets  or  defenses  related  to  the  satisfaction  in whole or part of the Guaranteed Obligations.

d.

Benefit  of  Guarantee.   The  provisions  of  this  Guarantee  are  for  the  benefit  of  the  Lender and  its  successors,  transferees,  endorsees  and  assigns,  and  nothing  herein  contained  shall  impair,

as  between  the  Guarantor  and  the  Lender,  the  obligations  of  the  Guarantor  under  this  Guarantee.

In the  event  all  or  any part of the Guaranteed Obligations  are transferred, indorsed or  assigned by the  Lender  to  any  person  or  entity,  any  reference  to  the  Lender  herein  shall  be  deemed  to  refer equally to such person or entity.

e.

Modification  of  Guaranteed  Obligations,  Etc.   The  Guarantor  hereby  acknowledges  and

agrees  that  the  Lender  may  at  any  time  or  from  time  to  time,  with  or  without  the  consent  of,  or notice to, the Guarantor:

i.

change  or  extend  the  manner,  place  or  terms  of  payment  of,  or  renew  or  alter  all or any portion of, the Guaranteed Obligations in accordance with the terms therein;

ii.

take  any action  under  or  in  respect  of  the  Exchange  Agreement  or  any document executed  thereunder  in  the  exercise  of  any  remedy,  power  or  privilege  contained  therein or available to it at law, equity or  otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

Subsidiary Guarantee

Exhibit 10

iii.

amend  or modify,  in  any manner  whatsoever, the Exchange  Agreement, the  New

Note or any document executed thereunder in accordance with the terms therein;

iv.

extend or waive  the time for the Company’s performance of,  or compliance with,

any  term,  covenant  or  agreement  on  its  part  to  be  performed  or  observed  under  the

Exchange  Agreement,  the  New  Note  or  any  document  executed  thereunder,  or  waive such  performance  or  compliance  or  consent  to  a  failure  of,  or  departure  from,  such performance or compliance in accordance with the terms therein;

v.

take   and   hold   Collateral   for   the   payment   of   the   Guaranteed   Obligations

guaranteed  hereby  or  sell,  exchange,  release,  dispose  of,  or  otherwise  deal  with,  any property  pledged,  mortgaged  or  conveyed,  or  in  which  the  Lender  has  been  granted  a lien,  to  secure  any  Guaranteed  Obligations  or  any  other  obligations  in  accordance  with the terms therein;

vi.

release anyone who may be liable in any manner for the payment of any amounts owed by Guarantor or the Company to the Lender; and/or

vii.

apply any sums by whomever  paid or however realized to any amounts owing by

Guarantor or the Company to the Lender in such manner as the Lender shall determine in its discretion;

and  the  Lender  shall  not  incur  any  liability  to  the  Guarantor  as  a  result  thereof,  and  no  such action,  except  satisfaction of the Guaranteed  Obligations,  shall  impair or  release the  Guarantor  or any of the Guaranteed Obligations under this Guarantee.

f.

Deferral of Subrogation, Etc.   Notwithstanding anything to the  contrary in this Guarantee or any other document, the Guarantor hereby:

i.

expressly  and  irrevocably  waives,  on  behalf  of  itself  and  its  successors  and assigns  (including  any surety)  until  the  satisfaction  of the  Guaranteed Obligations  in  full,

any and  all  rights  at  law or  in  equity to  subrogation,  to reimbursement, to  exoneration,  to contribution,  to  indemnification,  to  set  off  or  to  any  other  rights  that  could  accrue  to  a surety  against  a  principal,  to  a  guarantor  against  a  principal,  to  a  guarantor  against  a maker  or  obligor,  to  an  accommodation  party  against  the  party  accommodated,  to  a holder  or  transferee  against  a  maker,  or  to  the  holder  of  any  claim  against  any  person  or entity,  and  which  Guarantor  may  have  or  hereafter  acquire  against  the  Company  in connection  with  or  as  a  result  of  Guarantor’s  execution,  delivery  and/or  performance  of this  Guarantee,  or  any other  documents  to  which  such  Guarantor  is  a  party or  otherwise;

and

ii.

acknowledges  and  agrees  (x)  that  this  waiver  is  intended  to  benefit  the  Lender

and   shall   not   limit   or   otherwise   affect   the   Guarantor’s   liability   hereunder   or   the

enforceability  of  this  Guarantee,  and  (y)  that  the  Lender  and  its  successors  and  assigns are  intended  third  party  beneficiaries  of  the  waivers  and  agreements  set  forth  in  this

Section 1(f).

Subsidiary Guarantee

Exhibit 10

g.

Election  of  Remedies.      If  the  Lender  may,  under  applicable  law,  proceed  to  realize benefits  under the Exchange Agreement, New Note  or any document executed thereunder, giving such  Lender  a  lien  upon  any  Collateral,  either  by  judicial  foreclosure  or  by  non-judicial  sale  or enforcement,  the  Lender  may,  at  its  sole  option,  determine  which  of  such  remedies  or  rights  it

may  pursue  without  affecting  any  of  such  rights  and  remedies  under  this  Guarantee.   If,  in  the

exercise  of  any  of  its  rights  and  remedies,  the  Lender  shall  forfeit  any  of  its  rights  or  remedies,

including its  right  to enter  a  deficiency judgment  against  the  Guarantor  or  the  Company,  whether because  of  any  applicable  laws  pertaining  to  “election  of  remedies”  or  the  like,  the  Guarantor hereby consents  to such action by the Lender  and waives any claim based  upon such action,  even if such action by the Lender  shall result in a full  or partial loss of any rights  of subrogation which

the  Guarantor  might  otherwise  have  had  but  for  such  action  by  the  Lender.    Any  election  of

remedies  which results  in the  denial  or impairment of the right  of  the  Lender  to seek a  deficiency judgment  against  the Guarantor  or  the  Company shall  not  impair,  reduce  or  limit the  Guarantor’s obligation to pay the full amount of the Guaranteed Obligations.  In the event the Lender shall bid at  any  foreclosure  or  trustee’s  sale  or  at  any  private  sale  permitted  by  law  or  the  Exchange

Agreement,  New  Note  or  any  document  executed  thereunder,  such  Lender  may  bid  all  or  less than  the  amount  of  the  Guaranteed  Obligations  and  the  amount  of  such  bid  need  not  be  paid  by

the   Lender   but   shall   be   credited   against   the   Guaranteed   Obligations.     The   amount   of   the

successful  bid  at  any  such  sale  shall  be  conclusively  deemed  to  be  the  fair  market  value  of  the

Collateral   and   the   difference   between   such   bid   amount   and   the   remaining   balance   of   the

Guaranteed   Obligations   shall   be  conclusively  deemed   to   be   the   amount   of  the  Guaranteed

Obligations  guaranteed  under  this  Guarantee,  notwithstanding  that  any  present  or  future  law  or court  decision  or  ruling  may  have  the  effect  of  reducing  the  amount  of  any  deficiency  claim  to which the Lender might otherwise be entitled but for such bidding at any such sale.

2.

Representations  and  Warranties.  The  Guarantor  hereby  represents  and  warrants  to  the  Lender  as follows:

a.

Organization, Good Standing.  The Guarantor is duly and validly organized, validly existing and  in  good  standing  under  the  laws  of  its  formation  and  has  all  requisite  power  and  authority  to carry on its business as now conducted.

b.

Authorization;  Consents.   The Guarantor  has the  requisite  power  and authority to  enter  into

and  perform its  obligations under  this  Guarantee.   All  action  on the  part  of the  Guarantor  necessary

for  the  authorization,  execution  and  delivery  of,  and  the  performance  of  its  obligations  under,  this

Guarantee  has  been  taken,  and  no  further  consent  or  authorization  of  the  Guarantor,  its  board  of directors,  equity  holders  or,  to  its  knowledge,  any  Governmental  Authority  or  any  other  Person  is required in connection therewith.

c.

Due Execution; Enforceability.  This Guarantee has been duly executed and delivered by the

Guarantor.    This  Guarantee  constitutes  the  valid  and  legally  binding  obligation  of  the  Guarantor,

enforceable  against  it  in  accordance  with  its  terms,  subject  to  (i)  applicable  bankruptcy,  insolvency,

fraudulent  transfer,  moratorium,  reorganization  or  other  similar  laws  of  general  application  relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

Subsidiary Guarantee

Exhibit 10

d.

No  Conflict  with  Other  Instruments.    The  execution,  delivery  and  performance  of  this

Guarantee  will  not  result  in  any  material  violation  of  any  provisions  of  the  Guarantor’s  articles  of incorporation or any other governing document or in a default under any provision of any instrument or contract to which it is a party or by which it or any of its assets or properties are bound, or in any violation  of  any  provision  of  any  laws,  regulations  or  permits  applicable  to  the  Guarantor  or  be  in conflict  with  or constitute,  with  or  without  the passage  of time and  giving of notice, either a  default under  any material provision,  instrument or  contract or an event  which results  in the creation of any lien upon any assets of the Guarantor.

3.

Further Assurances.  The Guarantor agrees, upon the written request of the Lender, to execute and deliver  to  the  Lender,  from  time  to  time,  any additional  instruments  or  documents  reasonably considered

necessary  by  the   Lender   to   cause   this   Guarantee   to   be,   become   or   remain   valid   and   effective   in

accordance with its terms.

4.

Reinstatement.   This  Guarantee  shall  remain  in  full  force  and  effect  and  continue  to  be  effective should any petition be  filed by or  against the Guarantor  or the Company for  liquidation or reorganization,

should  the  Guarantor  or  the  Company  become  insolvent  or  make  an  assignment  for  the  benefit  of  any creditor  or  creditors  or  should  a  receiver  or  trustee  be  appointed  for  all  or  any  significant  part  of  the

Guarantor’s  or  the  Company’  assets,  and  shall  continue  to  be  effective  or  be  reinstated,  as  the  case  may be,  if  at  any  time  payment  and  performance  of  the  Guaranteed  Obligations,  or  any  part  thereof,  is,

pursuant  to  applicable  law,  rescinded  or  reduced  in  amount,  or  must  otherwise  be  restored  or  returned  by any obligee of the  Guaranteed Obligations,  whether as  a “voidable  preference,” “fraudulent conveyance,”

or  otherwise,  all  as  though  such  payment  or  performance  had  not  been  made.    In  the  event  that  any

payment, or any part  thereof,  is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be  reinstated  and  deemed  reduced  only  by  such  amount  paid  and  not  so  rescinded,  reduced,  restored  or returned.

5.

Miscellaneous.

a.

Survival;  Severability.    In  the  event  that  any  provision  of  this  Guarantee  becomes  or  is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Guarantee shall continue  in  full  force  and  effect  without  said  provision;  provided  that  in  such  case  the  parties  shall

negotiate  in   good   faith  to  replace  such  provision  with  a  new  provision  which   is  not  illegal,

unenforceable  or  void,  as  long  as  such  new  provision  does  not  materially  change  the  economic benefits of this Guarantee to the parties.

b.

Successors  and  Assigns.    The  terms  and  conditions  of  this  Guarantee  shall  inure  to  the benefit  of  and  be  binding  upon  the  respective  successors  and  permitted  assigns  of  the  parties.

Nothing  in  this  Guarantee,  express  or  implied,  is  intended  to  confer  upon  any  party  other  than  the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or

liabilities  under  or by reason of this Guarantee, except as expressly provided in this Guarantee.   The

Lender may assign its rights and obligations hereunder in connection with any private sale or transfer of  the  New Note, in  which  case  the  term  “Lender”  shall  also  be  deemed  to  refer  to  such  transferee.

The Guarantor may not assign its obligations under this Guarantee.

Subsidiary Guarantee

Exhibit 10

c.

Governing Law; Jurisdiction.   This Guarantee shall be governed by and construed under the laws of the  State of New York applicable to contracts  made and to be performed  entirely within the

State  of  New  York.   The  Guarantor  hereby  irrevocably  submits  to  the  non-exclusive  jurisdiction  of the  state  and  federal  courts  sitting  in  the  City and  County  of  New  York  for  the  adjudication  of  any dispute hereunder or in connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought

in  an  inconvenient  forum  or  that  the  venue  of  such  suit,  action  or  proceeding  is  improper.    The

Guarantor  hereby  irrevocably  waives  personal  service  of  process  and  consents  to  process  being served  in  any  such  suit,  action  or  proceeding  by  mailing  a  copy  thereof  to  the  Guarantor  at  the address  in  effect  for  notices  to  it  under  this  Guarantee  and  agrees  that  such  service  shall  constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

d.

Waiver of Jury Trial.   The parties hereto waive all right to trial by jury in any action,  suit or  proceeding  brought  to  resolve  any  dispute,  whether  sounding  in  contract,  tort,  or  otherwise,

between  the  Guarantor  and  the  Lender  arising  out  of,  connected  with,  related  to,  or  incidental  to the relationship established in connection with, this Guarantee or the transactions related hereto.

e.

Headings.  The headings used in this Guarantee are used for convenience only and are not to be considered in construing or interpreting this Guarantee.

f.

Notices.   All  notices,  demands,  requests,  consents,  approvals,  and  other  communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be

(i)  personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,  return  receipt  requested,

postage  prepaid,  (iii)  delivered  by  reputable  air  courier  service  with  charges  prepaid,  or  (iv)

transmitted by hand delivery,  telegram,  or facsimile, addressed as set forth below or to such other

address  as  such  party  shall  have  specified  most  recently  by  written  notice.   Any  notice  or  other

communication  required  or  permitted  to  be  given  hereunder  shall  be  deemed  effective  (a)  upon hand  delivery  or  delivery  by  facsimile,  with  accurate  confirmation  generated  by  the  transmitting facsimile  machine,  at  the  address  or  number  designated  below  (if  delivered  on  a  business  day during  normal  business  hours  where  such  notice  is  to  be  received),  or  the  first  business  day following  such  delivery  (if  delivered  other  than  on  a  business  day  during  normal  business  hours where  such  notice  is  to  be  received)  or  (b)  on  the  second  business  day  following  the  date  of mailing  by  express  courier  service,  fully  prepaid,  addressed  to  such  address,  or  upon  actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to Guarantor, to:

MESOCOAT, INC.

24112 Rockwell Drive

Euclid, Ohio 44117

Attn: Andrew Sherman, President

Facsimile:

E-mail: ajsherman@mesocoatinc.com

Subsidiary Guarantee

Exhibit 10

If to the Lender, to:

GEORGE TOWN ASSOCIATES S.A.

c/o JTE FINANCE AG

Biermensdorferstrasse 55

CH 8004 Zurich, Switzerland

Facsimile:

E-mail:

With a Copy to:

Mazzeo Song & Bradham LLP

708 Third Avenue

New York, NY 10017

Facsimile:  212-599-8400

E-mail:  dsong@mazzeosong.com

Each party shall provide notice to the other party of any change in address.

g.

Entire  Agreement;  Amendments.   This  Guarantee  constitutes  the  entire  agreement  between

the   parties   with   regard   to   the   subject   matter   hereof,   superseding   all   prior   agreements   or

understandings, whether written or oral, between or among the parties.  Except as expressly provided herein,  neither  this  Guarantee  nor  any term  hereof  may be  amended  or  waived  except  pursuant  to  a written  instrument  executed  by  the  Guarantor  and  the  Lender,  and  no  provision  hereof  may  be

waived  other  than  by  a  written  instrument  signed  by  the  Lender.   Any  waiver  or  consent  shall  be

effective only in the specific instance and for the specific purpose for which given.

h.

No  Waiver;  Cumulative  Remedies.   The  Lender  shall  not  by  any  act,  delay,  omission  or

otherwise  be  deemed  to  have  waived  any  of  its  rights  or  remedies  hereunder.    No  failure  to

exercise,  nor  any  delay  in  exercising  on  the  part  of  the  Lender,  any  right,  power  or  privilege hereunder,  shall  operate  as  a  waiver  thereof,  nor  shall  any  single  or  partial  exercise  of  any  right,

power  or  privilege  hereunder  preclude  any other  or  future  exercise  thereof  or  the  exercise  of  any

other  right,  power  or  privilege.   The  rights  and  remedies  hereunder  provided  are  cumulative  and may  be  exercised  singly  or  concurrently,  and  are  not  exclusive  of  any  rights  and  remedies provided by law.

i.

Limitation  by  Law.   All  rights,  remedies  and  powers  provided  in  this  Guarantee  may  be exercised  only to  the  extent  that  the  exercise  thereof  does  not  violate  any applicable  provision  of law,  and  the  provisions  of  this  Guarantee  are  intended  to  be  subject  to  all  applicable  mandatory provisions  of  law  that  may  be  controlling  and  to  be  limited  to  the  extent  necessary  so  that  they shall  not  render  this  Guarantee  invalid,  unenforceable,  in  whole  or  in  part,  or  not  entitled  to  be recorded, registered or filed under the provisions of any applicable law.

[Signature Page Follows]

Subsidiary Guarantee

Exhibit 10

IN  WITNESS  WHEREOF,  the  undersigned  have  executed  this Guarantee  as  of  the date  first-above written.

MESOCOAT, INC.

By: /s/ Andrew Sherman

Name: Andrew Sherman

Title: President

Signature Page

Exhibit 10

Execution Copy

AMENDED AND RESTATED SECURITY AGREEMENT

This  AMENDED  AND  RESTATED  SECURITY  AGREEMENT  (this  “Agreement”),  dated  as  of  April

28,  2014, is by and between  ABAKAN  INC., a Nevada corporation (the “Parent”),  MESOCOAT,  INC., a

Nevada  corporation  (the  “Company”),  and  GEORGE  TOWN  ASSOCIATES S.A.,  a  Panama  corporation

(the “Secured Party”).

WHEREAS:

A.

The  Company  and  Kyrtos  Limited,  a  British  Virgin  Islands  company  (“Kyrtos”)  are  party  to  a

Security  Agreement,  dated  as  of  October  30,  2013  (the  “Existing  Agreement”),  pursuant  to  which  the

Company  granted  to  Kyrtos  a  security  interest  in  its  assets  to  secure  the  obligations  of  the  Company  under

(i)  a  Secured  Promissory  Note  dated  October  30,  2013,  issued  by  the  Company  to  Kyrtos  in  the  principal amount  of  $689,000,  (ii)  a  Secured  Promissory  Note  dated  October  30,  2013,  issued  by  the  Company  to

Kyrtos  in  the  principal  amount  of  $80,000;  (iii)  a  Secured  Promissory  Note  dated  November  12,  2013,

issued by the Company to Kyrtos in the principal amount of $180,000; (iv) a Secured Promissory Note dated

December  10,  2013,  issued  by  the  Company  to  Kyrtos  in  the  principal  amount  of  $180,000;  and  (v)  a

Secured  Promissory Note  dated  January 10,  2014, issued  by the Company to  Kyrtos  in the  principal  amount of $180,000 (collectively, the “Existing Notes”).

B.

Pursuant  to  an  Assignment  of  Promissory  Notes  and  Security  Agreement  dated  April  28,  2014,

Kyrtos assigned the Existing Notes and the Existing Agreement to the Secured Party.

C.

Pursuant  to  a  Securities  Exchange  Agreement  dated  as  of  April  28,  2014,  by  and  between  the

Company,  the  Parent  and  the  Secured  Party (the  “Exchange  Agreement”),  the  Parent  has  agreed  to  issue  a

Secured  Convertible  Promissory  Note  (the  “New  Note”)  to  the  Secured  Party  in  exchange  for  the  Existing

Notes.

D.

It  is  a  condition  precedent  to  the  transactions  contemplated  by  the  Exchange  Agreement  that  the parties hereto amend and restate the Existing Agreement as contemplated by this Agreement.

E.

The   Company   will   directly   or   indirectly   benefit   from   the   extension   of   credit   to   the   Parent

represented  by  the  issuance  of  the  New  Note  and  the  other  transactions  contemplated  by  the  Exchange

Agreement and the other agreements contemplated therein.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration,  the  receipt  and  sufficiency  of  which  are  hereby  acknowledged,  the  parties  hereto  agree  that the Existing Agreement is hereby amended and restated as follows:

1.

CERTAIN DEFINITIONS.

Capitalized  terms  used  herein  and  not  otherwise  defined  shall  have  the  meanings  given  to  them  in  the

Exchange Agreement.   Terms used herein that are defined in Article 9 of the UCC but not otherwise defined in  this  Agreement  (such  as  “account”,  “chattel  paper”,  “commercial  tort  claim”,  “deposit  account”,

“document”,   “equipment”,   “fixtures”,   “general   intangibles”,   “goods”,   “instruments”,   “inventory”,

“investment  property”,  “letter-of-credit  rights”,  “proceeds”  and  “supporting  obligations”)  shall  have the respective meanings given such terms in Article  9 of the UCC. As  used in this Agreement, the following terms shall have the meanings set forth in this Section 1:

Exhibit 10

“Collateral”  means  the  collateral  in  which  the  Secured  Party is  granted  a  perfected  security interest  by this

Agreement  which shall  include all  assets and properties  of the Company,  (except those assets  and properties described  in  Schedule  I  hereto  (the  “Excluded  Collateral”)),  including  the  following  personal  property presently owned  or  hereafter  acquired  by the  Company,  wherever  situated,  and  all  additions  and  accessions thereto  and  all  substitutions  and  replacements  thereof,  and  all  proceeds,  products  and  accounts  thereof,

including,  without  limitation,  all  proceeds  from  the  sale  or  transfer  of  the  Collateral  and  of  insurance covering  the  same  and  of  any  tort  claims  in  connection  therewith,  and  all  dividends,  interest,  cash,  notes,

securities,  equity  interest  or  other  property  at  any  time  and  from  time  to  time  acquired,  receivable  or otherwise  distributed  in  respect  of,  or  in  exchange  for,  any  or  all  of  the  Pledged  Securities  (as  defined below):

(i)

All  goods,  including,  without  limitation,  (A)  all  machinery,  equipment,  computers,  motor  vehicles,

trucks,  tanks,  boats,  ships,  appliances,  furniture,  special  and  general  tools,  fixtures,  test  and  quality  control devices and other equipment of every kind and nature and wherever  situated,  together with all  documents  of title  and  documents  representing  the  same,  all  additions  and  accessions  thereto,  replacements  therefor,  all parts  therefor,  and  all  substitutes  for  any of  the  foregoing  and  all  other  items  used  and  useful  in  connection with the Company’s businesses and all improvements thereto; and (B) all inventory;

(ii)

All   contract   rights   and  other   general   intangibles,  including,   without   limitation,   all   partnership

interests,  membership interests,  stock or  other  securities,  rights  under  any of the  Organizational Documents,

agreements  related to  the  Pledged  Securities, licenses, distribution and  other agreements,  computer  software

(whether  “off-the-shelf”,  licensed  from  any  third  party  or  developed  by  the  Company),  computer  software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill,

trademarks,  service  marks,  trade  styles,  trade  names,  patents,  patent  applications,  copyrights,  Intellectual

Property, and income tax refunds;

(iii)

All  accounts,  together  with  all  instruments,  all  documents  of  title  representing  any of  the  foregoing,

all  rights  in  any  merchandising,  goods,  equipment,  motor  vehicles  and  trucks  which  any  of  the  same  may represent,  and  all  right,  title,  security  and  guaranties  with  respect  to  each  account,  including  any  right  of stoppage in transit;

(iv)

All documents, letter-of-credit rights, instruments and chattel paper;

(v)

All commercial tort claims;

(vi)

All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii)

All investment property;

(viii)     All supporting obligations;

(ix)

All files, records, books of account, business papers, and computer programs;

(x)

All  fiber-optic  cable  runs  and  networks  with  respect  to  which  the  Company  has  an  ownership interest; and

(xi)

the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(x) above.

Amended and Restated Security Agreement

Exhibit 10

Without  limiting the  generality of the  foregoing,  the  term “Collateral”  shall include  all investment  property and  general  intangibles  respecting  ownership  and/or  other  equity  interests  in  each  Subsidiary,  including,

without limitation, the shares of capital stock and the other equity interests listed on Schedule II (as the same may  be  modified  from  time  to  time  pursuant  to  the  terms  hereof),  and  any  other  shares  of  capital  stock and/or other  equity interests of any other direct or indirect  subsidiary of the Company obtained in the future,

in  each  case,  all  certificates  representing  such  shares  and/or  equity  interests  and,  in  each  case,  all  rights,

options,  warrants,  stock,  other  securities and/or equity interests  that may hereafter  be received, receivable  or distributed in respect  of, or exchanged for,  any of the foregoing (all of the foregoing being referred to herein as  the  “Pledged  Securities”)  and  all  rights  arising  under  or  in  connection  with  the  Pledged  Securities,

including, but not limited to, all dividends, interest and cash.

Notwithstanding  the  foregoing,  nothing  herein  shall  be  deemed  to  constitute  an  assignment  of  any  asset which,  in  the  event  of  an  assignment,  becomes  void  by  operation  of  applicable  law  or  the  assignment  of which  is  otherwise  prohibited  by  applicable  law  (in  each  case  to  the  extent  that  such  applicable  law  is  not overridden  by  Sections  9-406,  9-407  and/or  9-408  of  the  UCC  or  other  similar  applicable  law);  provided,

however,  that  to  the  extent  permitted  by applicable  law,  this  Agreement  shall  create  a  valid  security interest in  such  asset  and,  to  the  extent  permitted  by  applicable  law,  this  Agreement  shall  create  a  valid  security interest in the proceeds of such asset.

“Event  of  Default”  means  the  occurrence  of  any  of  the  following:    (i)  Parent’s  failure  to  repay  the  full

outstanding  principal   balance   of  the  New  Note  when   due,   whether   at   maturity,   upon   acceleration   or

otherwise; (ii) Company’s breach of the Subsidiary Guarantee  dated as of April 28, 2014 (the “Guarantee”)

executed by it in favor of the Secured Party; or (iii) any provision of this Agreement shall at any time for any reason  be  declared  to  be  null  and  void,  or  the  validity  or  enforceability  thereof  shall  be  contested  by  the

Company   or   Parent,   or   a   proceeding   shall   be   commenced   by   the   Company   or   Parent,   or   by   any

governmental authority having jurisdiction over the Company or Parent, seeking to establish the invalidity or unenforceability  thereof,  or  the  Company  or  Parent  shall  deny  that  the  Company  or  Parent  has  any  liability or obligation purported to be created under this Agreement.

“Intellectual  Property”  means  the  collective   reference  to  all   existing  rights,  priorities  and  privileges

relating  to  intellectual  property,  whether  arising  under  United  States,  multinational  or  foreign  laws  or otherwise,  including,  without  limitation,  (i)  all  copyrights  arising  under  the  laws  of  the  United  States,  any other  country or  any political  subdivision  thereof,  whether  registered  or  unregistered  and  whether  published

or   unpublished,   all   registrations   and   recordings   thereof,   and   all   applications   in   connection   therewith,

including,  without  limitation,  all  registrations,  recordings  and  applications  in  the  United  States  Copyright

Office,  (ii)  all  letters  patent  of  the  United  States,  any  other  country  or  any  political  subdivision  thereof,  all reissues  and  extensions  thereof,  and  all  applications  for  letters  patent  of  the  United  States  or  any  other country  and  all  divisions,  continuations  and  continuations-in-part  thereof,  (iii)  all  trademarks,  trade  names,

corporate  names,  company  names,  business  names,  fictitious  business  names,  trade  dress,  service  marks,

logos,  domain  names  and  other  source  or  business  identifiers,  and  all  goodwill  associated  therewith,  now existing  or  hereafter  adopted  or  acquired,  all  registrations  and  recordings  thereof,  and  all  applications  in connection  therewith,  whether  in  the  United  States  Patent  and  Trademark  Office  or  in  any  similar  office  or agency  of  the  United  States,  any  State  thereof  or  any  other  country  or  any  political  subdivision  thereof,  or otherwise,  and  all  common  law  rights  related  thereto,  (iv)  all  trade  secrets  arising  under  the  laws  of  the

United  States,  any  other  country  or  any  political  subdivision  thereof,  (v)  all  rights  to  obtain  any  reissues,

renewals  or  extensions  of  the  foregoing,  (vi)  all  licenses  for  any  of  the  foregoing,  and  (vii)  all  causes  of action for infringement of the foregoing.

“Necessary Endorsement”  shall  mean  undated  stock  powers  endorsed  in  blank  or  other  proper  instruments of  assignment  duly executed  and  such  other  instruments  or  documents  as  the  Secured  Party may reasonably request.

Amended and Restated Security Agreement

Exhibit 10

“Obligations”  means  (i)  all  of  the  Company’s  and  Parent’s  obligations  under  this  Agreement,  (ii)  all  of  the

Company’s  and  Parent’s  obligations  under  the  Exchange  Agreement,  (iii)  all  of  the  Parent’s  obligations under  the  New  Note  and  (iv)  all  of  the  Company’s  obligations  under  the  Guarantee,  in  each  case,  whether now  or  hereafter  existing,  voluntary  or  involuntary,  direct  or  indirect,  absolute  or  contingent,  liquidated  or unliquidated,  whether  or  not  jointly  owed  with  others,  and  whether  or  not  from  time  to  time  decreased  or extinguished  and  later  increased,  created  or  incurred,  and  all  or  any portion  of  such  obligations  or  liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the  Secured  Party  as  a  preference,  fraudulent  transfer  or  otherwise  as  such  obligations  may  be  amended,

supplemented,  converted,  extended  or  modified  from  time  to  time.   Without  limiting  the  generality  of  the

foregoing,  the  term  “Obligations”  shall  include,  without  limitation:  (i)  principal  of  the  New  Note  and  the loan  extended  pursuant  thereto;  (ii)  any  and  all  other  fees,  indemnities,  costs,  obligations  and  liabilities  of the  Company and  the  Parent  from  time  to  time  under  or  in  connection  with  this  Agreement,  the  New  Note,

Guarantee  or  the  Exchange  Agreement;  and  (iii)  all  amounts  (including,  but  not  limited  to,  post-petition interest)  in  respect  of  the  foregoing  that  would  be  payable  but  for  the  fact  that  the  obligations  to  pay  such amounts  are  unenforceable  or  not  allowable  due  to  the  existence  of  a  bankruptcy,  reorganization  or  similar proceeding involving the Company.

“Organizational  Documents”  means  with  respect  to  an  entity,  the  documents  by  which  such  entity  was organized (such as a  certificate of incorporation,  certificate  of limited partnership or  articles of organization,

and  including,  without  limitation,  any  certificates  of  designation  for  preferred  stock  or  other  forms  of preferred  equity)  and  which  relate  to  the  internal  governance  of  such  entity  (such  as  bylaws,  a  partnership agreement or an operating, limited liability or members agreement).

“Person”  means  any individual,  corporation,  trust,  association,  company,  partnership,  joint  venture,  limited liability company, joint stock company, governmental authority or other entity.

“Subsidiary” means,  with respect to any Person, any corporation or  other  entity of  which at least  a majority of  the  outstanding  shares  of  stock  or  other  ownership  interests  having  by  the  terms  thereof  ordinary  voting power  to  elect  a  majority  of  the  board  of  directors  (or  Persons  performing  similar  functions)  of  such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency)  is  at  the  time  directly  or  indirectly  owned  or  controlled  by  such  Person  or  one  or  more  of  its

Subsidiaries or by such Person and one or more of its Subsidiaries.

“UCC”  means  the Uniform  Commercial  Code of  the State  of New York  and or  any other  applicable law of any  state  or  states  which  has  jurisdiction  with  respect  to  all,  or  any  portion  of,  the  Collateral  or  this

Agreement,  from  time  to  time.    It  is  the  intent  of  the  parties  that  defined  terms  in  the  UCC  should  be construed  in  their  broadest  sense  so  that  the  term  “Collateral”  will  be  construed  in  its  broadest  sense.

Accordingly  if  there  are,  from  time  to  time,  changes  to   defined  terms  in  the  UCC  that  broaden  the

definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2.

GRANT OF SECURITY INTEREST.

As  an  inducement  for  the  Secured  Party to  extend  the  loan  as  evidenced  by the  New  Note  and  to  secure  the

complete   and  timely  payment,   performance   and   discharge  in  full,   as  the  case   may  be,   of  all   of  the

Obligations,  the  Company  hereby  unconditionally  and  irrevocably  pledges,  grants  and  hypothecates  to  the

Secured  Party a  continuing perfected  security interest  in  and  to,  a  lien  upon  and  a  right  of  set-off  against  all of  its  right,  title  and  interest  of  whatsoever  kind  and  nature  in  and  to,  the  Collateral  (the  “Security

Interest”).

Amended and Restated Security Agreement

Exhibit 10

3.

DELIVERY OF CERTAIN COLLATERAL.

Contemporaneously  or  prior  to  the  execution  of  this  Agreement,  the  Company  shall  deliver  or  cause  to  be delivered  to  the  Secured  Party  (a)  any  and  all  certificates  and  other  instruments  representing  or  evidencing the  Pledged  Securities,  and  (b)  any and  all  certificates  and  other  instruments  or  documents  representing  any

of   the   other   Collateral,   in   each   case,   together   with   all   Necessary  Endorsements.     The   Company   is,

contemporaneously with the execution hereof, delivering to the Secured Party, or has previously delivered to the  Secured  Party,  a  true  and  correct  copy  of  each  Organizational  Document  governing  any  of  the  Pledged

Securities.

4.

REPRESENTATIONS,  WARRANTIES,  COVENANTS  AND  AGREEMENTS  OF  THE  COMPANY

AND THE PARENT.

The Company and the Parent, jointly and severally, represent and warrant to, and covenants and agrees with,

the Secured Party, as follows:

4.1

Good Standing; Due Authorization; Enforceability.

(a)

The  Company  and  the  Parent  are  duly  organized  and  in  good  standing  in  the  jurisdiction  of  their

formation.   The Company and the Parent shall  at  all times  preserve  and keep in full  force and effect  its  valid existence and good standing and any rights and franchises material to its business.

(b)

The  Company  and  the  Parent  have  the  requisite  corporate,  partnership,  limited  liability company or

other   power   and   authority   to   enter   into   this   Agreement   and   otherwise   to   carry  out   their   obligations

hereunder.  The  execution,  delivery and  performance  by the  Company and  Parent  of  this  Agreement  and  the filings  contemplated  therein  have  been  duly  authorized  by  all  necessary  action  on  the  part  of  the  Company

and  the  Parent  and  no  further  action  is  required  by  the  Company  or  the  Parent.   This  Agreement  has  been

duly executed and delivered by the Company and the Parent.

(c)

This  Agreement  constitutes  the  legal,  valid  and  binding  obligations  of  the  Company and  the  Parent,

enforceable  against  the  Company  and  the  Parent  in  accordance  with  its  terms  except  as  such  enforceability may be  limited by applicable  bankruptcy,  insolvency,  reorganization  and similar laws  of general  application relating to or affecting the rights and remedies of creditors and by general principles of equity.

4.2

No Conflicts.      The  execution,  delivery  and  performance  of  this  Agreement  by  the  Company  and the Parent does not (i) violate any of the provisions of any Organizational Documents of the Company or the

Parent  or  any  judgment,  decree,  order  or  award  of  any  court,  governmental  body  or  arbitrator  or  any applicable  law,  rule  or  regulation  applicable  to  the Company or  the  Parent  or  (ii)  conflict  with,  or  constitute a  default  (or  an  event  that  with  notice  or  lapse  of  time  or  both  would  become  a  default)  under,  or  give  to others  any  rights  of  termination,  amendment,  acceleration  or  cancellation  (with  or  without  notice,  lapse  of time  or  both)  of,  any  agreement,  credit  facility,  debt  or  other  instrument  (evidencing  the  Company’s  or

Parent’s  debt  or  otherwise)  or  other  understanding  to  which  the  Company  or  the  Parent  is  a  party  or  by

which  any property or  asset  of  the Company or  Parent  is  bound  or affected.   No consent  (including,  without

limitation,  from  stockholders  or  creditors  of  the  Company  or  the  Parent)  is  required  for  the  Company  or

Parent to enter into and perform its obligations hereunder.

Amended and Restated Security Agreement

Exhibit 10

4.3

Information; Validity, Subordination, Perfection and Maintenance of Security Interests.

(a)

All  of the information set  forth on Schedule III,  including,  without limitation,  the Company’s  name,

jurisdiction  of  organization  and  location  of  Collateral,  are  true,  correct  and  complete  in  all  respects.  The

Company  shall  not  change  their  name,  type  of  organization,  jurisdiction  of  organization,  organizational identification  number  (if it has  one),  legal  or  corporate  structure,  or  identity,  or  add  any new fictitious  name unless  it  provides  at  least  30  days’  prior  written  notice  to  the  Secured  Party of  such  change  and,  at  the  time of  such  written  notification,  the  Company  provides  any  financing  statements  or  fixture  filings  necessary  to perfect and continue the Security Interest granted, continued and evidenced by this Agreement.

(b)

This  Agreement  creates  in  favor  of  the  Secured  Party  a  valid,  security  interest  in  the  Collateral,

securing  the  payment  and  performance  of  the  Obligations.    Upon  filing  of  a  UCC-3  financing  statement

amendment, in the form attached hereto as Exhibit A, with the secretary of state’s office of the state in which the  Company  is  organized  (the  “Financing  Statement”),  and  payment  of  the  applicable  filing  fees,  all security  interests  created  hereunder  in  any  Collateral  in  favor  of  the  Secured  Party  which  may  be  perfected

by  filing  UCC  financing  statements  shall  have  been  duly perfected.   No  consent  of  any third  parties  and  no

authorization,  approval  or  other  action  by,  and  no  notice  to  or  filing  with,  any  governmental  authority  or regulatory  body  is  required  for  (i)  the  execution,  delivery  and  performance  of  this  Agreement,  (ii)  the creation  or  perfection  of  the  Security Interest  created  hereunder  in  the  Collateral,  or  (iii)  the  enforcement  of the rights of the Secured Party hereunder.

(c)

The  Security  Interest  in  the  Collateral,  securing  payment  and  performance  of  the  Obligations  is subordinated  to  that  security  interest  in  the  Collateral  granted  to  The  Huntington  National  Bank  dated

October  20,  2009,  attached  hereto  as  Exhibit  B.    The  Company  (i)  represents  that  the  total  indebtedness owed  to  Huntington  National  Bank  as  of  the  date  hereof  is  $134,427.22,  (ii)  agrees  that  it  will  not  obtain further  loans  from,  or  otherwise  incur  additional  indebtedness  owing  to,  Huntington  National  Bank  or  any other party after the date hereof, while the New Note remains outstanding, and (iii) acknowledges and agrees that subordination of the Secured Party’s security interest is conditioned on the foregoing clauses (i) and (ii).

(d)

The  Company  hereby  authorizes  the  Secured  Party  to  file  the  Financing  Statement  and  any  other financing statements under the UCC with respect to the Security Interest with the proper filing and recording

agencies  in  any  jurisdiction  deemed  proper  by  them.   The  Company  shall,  at  the  Company’s  sole  cost  and

expense,  promptly execute  and/or  deliver  to  the  Secured  Party,  such  further  deeds,  mortgages,  assignments,

security  agreements,  financing  statements  or  other  instruments,  documents,  certificates  and  assurances  and take  such  further  action  as  the  Secured  Party  may  from  time  to  time  request  and  may  in  their  reasonable discretion  deem  necessary  to  perfect,  protect  or  enforce  its  security  interest  in  the  Collateral  including,

without  limitation,  if  applicable,  the  execution  and  delivery of  a  separate  security agreement  with  respect  to the  Company’s  Intellectual  Property  in  which  the  Secured  Party  have  been  granted  a  security  interest hereunder, substantially in a form reasonably acceptable to the Secured Party.

(e)

The  Company  shall  at  all  times  maintain  the  liens  and  Security  Interest  provided  for  hereunder  as

valid   liens  and security interests in the Collateral  in favor of the Secured  Party until  this Agreement  and the

Security Interest hereunder shall be terminated pursuant to Section 13.

Amended and Restated Security Agreement

Exhibit 10

4.4

Collateral.

(a)

Except as set forth on Schedule IV, the Company is the sole owner of the Collateral (except for non-

exclusive  licenses  granted  by  the  Company  in  the  ordinary  course  of  business),  free  and  clear  of  any  liens

(other   than   as  set   forth  in  Schedule   IV),   security  interests   (other   than  as   set   forth  in   Schedule   IV),

encumbrances,  rights  or  claims,  and  is  fully  authorized  to  grant  the  Security  Interest.   There  has  been  no

adverse decision that would materially affect the Company’s claim of ownership rights in or exclusive rights to  use  the  Collateral  in  any  jurisdiction  or  to  the  Company’s  right  to  keep  and  maintain  such  Collateral  in full  force  and  effect,  and  there  is  no  proceeding  involving  said  rights  pending  or,  to  the  best  knowledge  of the  Company,  threatened  before  any  court,  judicial  body,  administrative  or  regulatory  agency,  arbitrator  or other governmental authority that could reasonably be expected to have such material adverse effect.

(b)

The Company shall keep and preserve its equipment, inventory and other tangible Collateral in good

condition,  repair  and  order,  ordinary  wear  and  tear  excepted.   The  Company  shall  take  all  steps  reasonably

necessary  to  diligently  pursue  and  seek  to  preserve,  enforce  and  collect  any  rights,  claims,  causes  of  action and accounts receivable in respect of the Collateral.

(c)

The  Company  shall  at  all  times  maintain  its  tangible  Collateral  at  the  locations  set  forth  under  its name  on  Schedule  III and  may not  relocate  such Collateral  unless  it  delivers to the  Secured  Party at  least  30 days  prior  to  such  relocation  (i)  written  notice  of  such  relocation  and  the  new  location  thereof  (which  must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary  documents  have  been  filed  and  recorded  and  other  steps  have  been  taken  to  perfect  the  Security

Interest  to  create  in  favor  of  the  Secured  Party  a  valid,  perfected  and  continuing  perfected  lien  in  the

Collateral.    The  Company  shall  not  transfer,  pledge,  hypothecate,  encumber,  license,  sell  or  otherwise dispose  of  any  of  the  Collateral  (except  for  non-exclusive  licenses  granted  by  the  Company  in  its  ordinary course  of  business  and  sales  of  inventory  by  the  Company  in  its  ordinary  course  of  business)  without  the

prior  written  consent of the Secured Party.   The  Company shall  not operate or  locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(d)

Except  as  set  forth  on  Schedule  IV,  to  the  Company’s  knowledge  there  is  not  on  file  in  any governmental  or  regulatory  authority,  agency  or  recording  office  an  effective  financing  statement,  security agreement,  license  or  transfer  or  any  notice  of  any  of  the  foregoing  (other  than  those  that  will  be  filed  in

favor  of  the  Secured  Party  pursuant  to  this  Agreement)  covering  or  affecting  any  of  the  Collateral.   So  long

as  this Agreement  shall  be in effect,  the  Company shall  not execute and shall  not knowingly permit  to be on file in any such office or agency any such financing statement or other document or instrument (except as set forth on Schedule IV  or to the extent filed or recorded in favor  of the Secured Party pursuant  to the terms  of this Agreement).

(e)

The capital stock and other equity interests listed on Schedule I represent all of the capital stock and other  equity  interests  of  the  Company’s  Subsidiaries,  and  represent  all  capital  stock  and  other  equity

interests  owned,  directly  or  indirectly,  by  the  Company.   All  of  the  Pledged  Securities  are  validly  issued,

fully paid  and  non-assessable,  and  the  Company is  the legal  and  beneficial  owner  of  the  Pledged  Securities,

free  and  clear  of  any lien,  security interest  or  other  encumbrance  except  for  the  security interests  created  by

this  Agreement  or  otherwise  set  forth  on  Schedule  IV.    The  ownership  and  other  equity  interests  in

partnerships  and  limited  liability  companies  (if  any)  included  in  the  Pledged  Securities  (the  “Pledged

Interests”)  by their  express  terms  do  not  provide  that  they are  securities  governed  by Article  8  of  the  UCC

and  are  not  held  in  a  securities  account  or  by  any  financial  intermediary.    The  Company  shall  vote  the

Pledged   Securities   to   comply  with   the   covenants  and   agreements   set   forth   herein   and   the   Exchange

Agreement (if any).

Amended and Restated Security Agreement

Exhibit 10

(f)

The Company shall,  within  ten  (10)  days  of  obtaining  knowledge  thereof,  advise  the  Secured  Party,

promptly,  in  sufficient  detail,  of any substantial  change  in  the Collateral,  and  of  the  occurrence  of any event which  would  have  a  material  adverse  effect  on  the  value  of  the  Collateral  or  on  the  Secured  Party’  security

interest therein.   The Company shall  permit the Secured Party and their representatives and agents to inspect the  Collateral  at  any  time  during  normal  business  hours  and  to  make  copies  of  records  pertaining  to  the

Collateral as may be requested by a Secured Party from time to time.

(g)

The  attached  Schedule  V  contains  a  complete  and  accurate  list  of  all  material  (a)  patented  or registered  Intellectual  Property{xe  "Intellectual  Property  Rights"}  owned  or  used  by  the  Company{xe

"Parent"}   or   any   Subsidiary{xe   "Subsidiary"},   (b) pending   patent   applications   and   applications   for

registrations  of  other  Intellectual  Property  filed  by  the  Company  or  any  Subsidiary,  and  (c)  unregistered

Intellectual Property Rights owned or used by the Company or any Subsidiary.

(h)

All  information  heretofore,  herein  or  hereafter  supplied  to  the  Secured  Party  by  or  on  behalf  of  the

Company  with  respect  to  the  Collateral  is  accurate  and  complete  in  all  material  respects  as  of  the  date furnished.

4.5

Insurance.   The  Company  shall  maintain  with  financially  sound  and  reputable  insurers,  insurance with  respect  to  the  Collateral  against  loss  or  damage  of  the  kinds  and  in  the  amounts  sufficient  to  cover  the

full  replacement  cost  thereof.   Upon  the  written request  of the  Secured  Party,  the Company shall cause  each insurance  policy  issued  in  connection  herewith  to  provide,  and  the  insurer  issuing  such  policy  to  certify  to the  Secured  Party,  that  (a)  if  such  insurance  be  proposed  to  be  cancelled  or  materially  changed  for  any reason  whatsoever,  such  insurer  will  promptly  notify  the  Secured  Party,  and  such  cancellation  or  change shall not be effective for at least thirty (30) days after receipt by the Secured Party, of such notice, unless the effect  of such change  is to extend or increase coverage under  the policy; and (b) the Secured  Party will have the  right  (but  no  obligation)  at  its  election  to  remedy  any  default  in  the  payment  of  premiums  within  thirty

(30) days of notice from the insurer of such default.

5.

EFFECT OF PLEDGE ON CERTAIN RIGHTS.

If  any  of  the  Collateral  subject  to  this  Agreement  consists  of  nonvoting  equity  or  ownership  interests

(regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests  upon  the  occurrence  of  certain  events  (including,  without  limitation,  upon  the  transfer  of  all  or  any of  the  other  stock  or  assets  of  the  issuer),  it  is  agreed  that  the  pledge  of  such  equity  or  ownership  interests pursuant  to  this  Agreement  or  the  enforcement  of  any  of  the  Secured  Party’  rights  hereunder  shall  not  be deemed  to  be  the  type  of  event  which  would  trigger  such  conversion  rights  notwithstanding  any  provisions in  the  Organizational  Documents  or  agreements to  which the  Company or  any of  the Collateral  is subject  or to which the Company is party.

6.

DUTY TO HOLD IN TRUST.

6.1

Cash  and  Payment  Obligations.    Upon  the  occurrence  of  an  Event  of  Default  and  at  any  time thereafter,  the Company shall,  upon receipt  of any revenue,  income, dividend,  interest  or  other sums  subject to the Security Interest, whether payable pursuant to the New Note or otherwise, or of any check, draft, note,

trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for and  on  behalf  of  and  for  the  benefit  of  the  Secured  Party,  and  shall  forthwith  endorse  and  transfer  any such sums  or  instruments,  or  both  (to  the  extent  permitted  by  law),  to  the  Secured  party  for  application  to  the satisfaction of the obligations.

Amended and Restated Security Agreement

Exhibit 10

6.2

Securities  and  Other  Assets.   If  the  Company  shall  become  entitled  to  receive  or  shall  receive  any securities  or  other  property  (including,  without  limitation,  shares  of  Pledged  Securities  or  instruments representing  Pledged  Securities  acquired  after  the  date  hereof,  or  any  options,  warrants,  rights  or  other

similar   property   or   certificates   representing   a   dividend,   or   any   distribution   in   connection   with   any

recapitalization,   reclassification   or   increase   or   reduction   of   capital,   or   issued   in   connection   with   any

reorganization of any of its direct or indirect subsidiaries) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), the Company agrees to  (i)  accept  the  same  as  the  agent  of  the  Secured  Party;  and  (ii)  hold  the  same  in  trust  on  behalf  of  and  for the benefit of the Secured Party.

7.

RIGHTS AND REMEDIES UPON DEFAULT.

7.1

Scope  of  Rights  and  Remedies.    Upon  the  occurrence  of  any  Event  of  Default  and  at  any  time thereafter,  the  Secured  Party,  acting through  any agent  appointed  by it  for  such  purpose,  shall  have  the  right to  exercise  all  of  the  remedies  conferred  hereunder  and  under  the  New  Note,  and  the  Secured  Party,  shall have  all  the  rights  and  remedies  of  a  secured  party  under  the  UCC.  Subject  to  the  provisions  of  Section

4.3(c), the Secured Party shall have the following rights and powers:

(a)

The  Secured  Party  shall  have  the  right  to  take  possession  of  the  Collateral  and,  for  that  purpose,

enter,  with the aid and  assistance of any person, any premises  where the Collateral,  or  any part thereof, is  or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the  Secured  Party  at  places  which  the  Secured  Party  shall  reasonably  select,  whether  at  the  Company’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Company’s premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(b)

Upon  notice  to  the  Company by the  Secured  Party,  all  rights  of  the  Company to  exercise  the  voting and other consensual rights which it would otherwise be entitled to exercise and all rights of the Company to receive  the  dividends  and  interest  which  it  would  otherwise  be  authorized  to  receive  and  retain,  shall  cease.

Upon  such  notice,  the  Secured  Party  shall  have  the  right  to  receive  any  interest,  cash  dividends  or  other payments  on  the  Collateral  and,  at  the  option  of  the  Secured  Party,  to  exercise  in  the  Secured  Party’s

discretion  all  voting  rights  pertaining  thereto.   Without  limiting  the  generality of  the  foregoing,  the  Secured

Party  shall  have  the  right  (but  not  the  obligation)  to  exercise  all  rights  with  respect  to  the  Collateral  as  if  it were  the  sole  and  absolute  owner  thereof,  including,  without  limitation,  to  vote  and/or  to  exchange,  at  its sole  discretion,  any  or  all  of  the  Collateral  in  connection  with  a  merger,  reorganization,  consolidation,

recapitalization  or  other  readjustment  concerning  or  involving  the  Collateral  or  the  Company  or  any  of  its

direct or indirect subsidiaries.

(c)

The  Secured  Party  shall  have  the  right  to  operate  the  business  of  the  Company  using  the  Collateral and  shall  have  the  right  to  assign,  sell,  lease  or  otherwise  dispose  of  and  deliver  all  or  any  part  of  the

Collateral, at  public or private sale  or otherwise, either with or without  special conditions  or stipulations,  for cash  or  on  credit  or  for  future  delivery,  in  such  parcel  or  parcels  and  at  such time or  times  and  at  such  place or  places,  and  upon  such  terms  and  conditions  as  the  Secured  Party may deem  commercially reasonable,  all without  (except  as  shall  be  required  by  applicable  statute  and  cannot  be  waived)  advertisement  or  demand upon  or  notice  to  the  Company or  right  of redemption of the  Company,  which  are  hereby expressly waived.

Upon  each  such  sale,  lease,  assignment  or  other  transfer  of  Collateral,  the  Secured  Party  may,  unless prohibited  by applicable  law  which  cannot  be  waived,  purchase  all  or  any part  of  the  Collateral  being  sold,

free  from  and  discharged  of  all  trusts,  claims,  right  of  redemption  and  equities  of  the  Company,  which  are hereby waived and released.

Amended and Restated Security Agreement

Exhibit 10

(d)

The Secured Party shall have the right (but not the obligation) to notify any account debtors and any obligors  under  instruments  or  accounts  to  make  payments  directly  to  the  Secured  Party  and  to  enforce  the

Company’s rights against such account debtors and obligors.

(e)

The Secured Party may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Secured Party or its designee.

(f)

The Secured Party may (but  is  not  obligated to)  transfer  any or  all  Intellectual  Property registered in the name of the Company at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Party or any designee or any purchaser of any Collateral.

7.2

Disposition  of  Collateral.   The  Secured  Party  may  comply  with  any  applicable  law  in  connection

with   a   disposition   of   Collateral   and   such   compliance   will   not   be   considered   to   adversely  affect   the

commercial  reasonableness  of  any  sale  of  the  Collateral.   Subject  to  the  provisions  of  Section  4.3(c),  the

Secured  Party  may  sell  the  Collateral  without  giving  any  warranties  and  may  specifically  disclaim  such

warranties.   If  the  Secured  Party sells  any of  the  Collateral  on  credit,  the  Company  and  Parent  will  only  be

credited with payments actually made by the purchaser.   In addition, the Company and Parent waive any and

all  rights  that  they  may  have  to  a  judicial  hearing  in  advance  of  the  enforcement  of  any  of  the  Secured

Party’s  rights  and  remedies  hereunder,  including,  subject  to  the  provisions  of  Section  4.3(c),  its  right following  an  Event  of  Default  to  take  immediate  possession  of  the  Collateral  and  to  exercise  its  rights  and remedies with respect thereto.

7.3

License  to  Use  Intellectual  Property.    For  the  purpose  of  enabling  the  Secured  Party  to  further exercise  rights and remedies  under this Section 7 or  elsewhere provided by agreement  or applicable law,  the

Company  hereby  grants  to  the  Secured  Party  an  irrevocable,  nonexclusive  license  (exercisable  without payment of royalty or other compensation to the Company) to use, license  or  sublicense, following an Event of  Default,  any  Intellectual  Property  now  owned  or  hereafter  acquired  by  the  Company,  and  wherever  the same  may  be  located,  and  including  in  such  license  access  to  all  media  in  which  any  of  the  licensed  items may  be  recorded  or  stored  and  to  all  computer  software  and  programs  used  for  the  compilation  or  printout thereof.

8.

APPLICATIONS OF PROCEEDS.

Subject  to  the  provisions  of  Section  4.3(c),  the  proceeds  of  any  such  sale,  lease  or  other  disposition  of  the

Collateral  hereunder  shall  be  applied  first,  to  the  expenses  of  retaking,  holding,  storing,  processing  and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in  connection  therewith)  of  the  Collateral,  to  the  reasonable  attorneys’  fees  and  expenses  incurred  by  the

Secured Party in enforcing their rights hereunder and in connection with collecting, storing and disposing of the  Collateral,  and then  to satisfaction of the Obligations,  and to the  payment  of  any other  amounts  required

by  applicable  law,  after  which  the  Secured  Party  shall  pay  to  the  Company  any  surplus  proceeds.   If,  upon

the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Parent and Company will be jointly and severally liable for the deficiency, together  with  interest thereon, at  an interest rate equal to the lower of eighteen percent (18%)

and  the  maximum  rate  permitted  by  applicable  law  (the  “Default  Rate”),  and  the  reasonable  fees  of  any

attorneys  employed  by  the  Secured  Party  to  collect  such  deficiency.   To  the  extent  permitted  by  applicable

law,  the  Company and  Parent  waive  all  claims,  damages  and  demands  against  the  Secured  Party arising  out of  the  repossession,  removal,  retention  or  sale  of the  Collateral,  unless  due  solely to  the  gross  negligence  or willful  misconduct  of the  Secured  Party as  determined by a  final  judgment  (not  subject  to  further  appeal)  of a court of competent jurisdiction.

Amended and Restated Security Agreement

Exhibit 10

9.

SECURITIES LAW PROVISION.

The Company recognizes  that  the  Secured  Party may  be  limited  in  its  ability to  effect  a  sale  to  the  public  of all  or  part  of  the  Pledged  Securities  by  reason  of  certain  prohibitions  in  the  Securities  Act  of  1933,  as

amended,   or   other   federal  or   state   securities  laws   (collectively,   the  “Securities  Laws”),   and  may  be

compelled to resort  to one or more sales to a  restricted group  of  purchasers  who may be required to  agree  to acquire  the  Pledged  Securities  for  their  own  account,  for  investment  and  not  with  a  view  to  the  distribution

or  resale thereof.   The Company agrees  that sales so made may be at  prices and on terms less  favorable than if  the  Pledged  Securities  were  sold  to  the  public,  and  that  the  Secured  Party  has  no  obligation  to  delay  the sale  of  any Pledged  Securities  for  the  period  of  time  necessary  to  register  the  Pledged  Securities  for  sale  to

the  public under  the Securities  Laws.   The Company shall  cooperate  with the  Secured Party in  its  attempt  to satisfy  any  requirements  under  the  Securities  Laws  (including,  without  limitation,  registration  thereunder  if requested by the Secured Party) applicable to the sale of the Pledged Securities by the Secured Party.

10.

COSTS AND EXPENSES.

The  Company  and  Parent  agree  to  pay  all  reasonable  out-of-pocket  fees,  costs  and  expenses  incurred  in connection  with  any  filing  required  hereunder,  including,  without  limitation,  any  financing  statements pursuant  to  the  UCC,  continuation  statements,  partial  releases  and/or  termination  statements  related  thereto

or  any  expenses  of  any  searches  reasonably  required  by  the  Secured  Party.   The  Company  and  Parent  shall

also  pay all  other  claims  and  charges  which  in  the  reasonable  opinion  of  the  Secured  Party might  prejudice,

imperil or otherwise affect the Collateral or the Security Interest therein.  The Company and Parent will also,

upon  demand,  pay  to  the  Secured  Party  the  amount  of  any  and  all  reasonable  expenses,  including  the reasonable  fees  and  expenses  of  its  counsel  and  of  any  experts  and  agents,  which  the  Secured  Party  may incur  in  connection  with  (i)  the  enforcement  of  this  Agreement,  (ii)  the  custody  or  preservation  of,  or  the sale  of,  collection  from,  or  other  realization  upon,  any  of  the  Collateral,  or  (iii)  the  exercise  or  enforcement

of  any  of  the  rights  of  the  Secured  Party  under  the  New  Note  or  this  Agreement.   Until  so  paid,  any  fees

payable  hereunder  shall  be  added  to  the  principal  amount  of  the  New  Note  and  shall  bear  interest  at  the

Default Rate.

11.

RESPONSIBILITY FOR COLLATERAL.

The Company assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall  in  no  way  be  affected  or  diminished  by  reason  of  the  loss,  destruction,  damage  or  theft  of  any  of  the

Collateral   or   its   unavailability  for   any  reason.     The   Secured   Party  agrees   to   act   in   accordance   with

commercially  reasonable  standards  and  the  UCC.   Without  limiting  the  generality  of  the  foregoing,  (a)  the

Secured Party (i) has no duty (either before or after an Event of Default) to collect any amounts in respect of the  Collateral  or  to  preserve  any  rights  relating  to  the  Collateral,  or  (ii)  has  any  obligation  to  clean-up  or otherwise  prepare  the  Collateral  for  sale,  and  (b)  the  Company  shall  remain  obligated  and  liable  under  each contract  or  agreement  included  in  the  Collateral  to  be  observed  or  performed  by  the  Company  thereunder.

The  Secured  Party shall  not  have  any obligation  or  liability under  any such  contract  or  agreement  by reason of  or  arising  out  of this Agreement  or  the receipt  by the  Secured  Party of  any payment  relating to  any of  the

Collateral,  nor  shall  the  Secured  Party  be  obligated  in  any  manner  to  perform  any  of  the  obligations  of  the

Company  under  or  pursuant  to  any  such  contract  or  agreement,  to  make  inquiry  as  to  the  nature  or sufficiency of any payment  received by the Secured Party in respect of the Collateral  or as to the sufficiency of  any performance  by any  party under  any  such  contract  or  agreement,  to  present  or  file  any claim,  to  take any  action  to  enforce  any  performance  or  to  collect  the  payment  of  any  amounts  which  may  have  been assigned to the Secured Party or to which it may be entitled at any time or times.

Amended and Restated Security Agreement

Exhibit 10

12.

SECURITY INTEREST ABSOLUTE.

All rights of the Secured Party shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability  of  this  Agreement,  the  New  Note  or  any  agreement  entered  into  in  connection  with  the foregoing,  or  any  portion  hereof  or  thereof;  (b)  any  change  in  the  time,  manner  or  place  of  payment  or performance  of,  or  in  any other  term  of,  all  or  any of  the  Obligations,  or  any other  amendment  or  waiver  of or  any consent  to  any departure  from  the  New  Note  or  any other  agreement  entered  into  in  connection  with the  foregoing;  (c)  any  exchange,  release  or  nonperfection  of  any  of  the  Collateral,  or  any  release  or amendment  or  waiver  of  or  consent  to  departure  from any other  collateral  for,  or  any  guaranty,  or  any other security,  for  all  or  any  of  the  Obligations;  (d)  any  action  by  the  Secured  Party  to  obtain,  adjust,  settle  and cancel  in  its  sole  discretion  any  insurance  claims  or  matters  made  or  arising  in  connection  with  the

Collateral;  or  (e)  any  other  circumstance  which  might  otherwise  constitute  any  legal  or  equitable  defense

available to the Company,  or a discharge of all  or any part of the Security Interest granted hereby.   Until  the

Obligations shall have  been paid and performed in full, the rights of the Secured  Party shall continue even if the  Obligations  are  barred  for  any  reason,  including,  without  limitation,  the  running  of  the  statute  of

limitations or bankruptcy.   The Company and Parent expressly waive presentment, protest, notice  of protest,

demand,  notice  of  nonpayment  and  demand  for  performance.   In  the  event  that  at  any  time  any  transfer  of

any Collateral  or  any payment  received  by the  Secured  Party hereunder  shall  be  deemed  by  final  order  of  a court  of  competent  jurisdiction  to  have  been  a  voidable  preference  or  fraudulent  conveyance  under  the bankruptcy  or  insolvency  laws  of  the  United  States,  or  shall  be  deemed  to  be  otherwise  due  to  any  party other  than  the  Secured  Party,  then,  in  any  such  event,  the  Company’s  and  Parent’s  obligations  hereunder shall  survive  cancellation  of  this  Agreement,  and  shall  not  be  discharged  or  satisfied  by  any  prior  payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in

accordance  with  the  terms  and  provisions  hereof.   The  Company  and  Parent  waive  all  right  to  require  the

Secured  Party  to  proceed  against  any  other  person  or  entity  or  to  apply  any  Collateral  which  the  Secured

Party may  hold  at  any time,  or  to  marshal  assets,  or  to  pursue  any other  remedy.   The  Company and  Parent

waive  any defense  arising by reason  of the  application  of the  statute of  limitations  to  any obligation  secured hereby.

13.

TERM OF AGREEMENT.

This  Agreement  and  the  Security  Interest  shall  terminate  on  the  date  on  which  all  payments  under  the  New

Note  have  been  indefeasibly  paid  in  full  and  all  other  Obligations  have  been  paid  or  discharged;  provided,

however,  that  all  indemnities  of  the  Company and  the  Parent  contained  in  this  Agreement  shall  survive  and remain operative and in full force and effect regardless of the termination of this Agreement.

Amended and Restated Security Agreement

Exhibit 10

14.

POWER OF ATTORNEY.

The Company authorizes the Secured Party, and does hereby make, constitute and appoint the Secured Party and  its  officers,  agents,  successors  or  assigns  with  full  power  of  substitution,  as  the  Company’s  true  and lawful  attorney-in-fact,  with  power,  in  the  name  of  the  Secured  Party  or  the  Company,  to,  after  the occurrence  and  during  the  continuance  of  an  Event  of  Default,  (i)  endorse  any  note,  checks,  drafts,  money orders  or  other  instruments  of  payment  (including  payments  payable  under  or  in  respect  of  any  policy  of insurance)  in  respect  of  the  Collateral  that  may  come  into  possession  of  the  Secured  Party;  (ii)  to  sign  and endorse  any  financing  statement  pursuant  to  the  UCC  or  any  invoice,  freight  or  express  bill,  bill  of  lading,

storage  or  warehouse  receipts,  drafts  against  debtors,  assignments,  verifications  and  notices  in  connection with  accounts,  and  other  documents  relating  to  the  Collateral;  (iii)  to  pay  or  discharge  taxes,  liens,  security interests  or  other  encumbrances  at  any  time  levied  or  placed  on  or  threatened  against  the  Collateral;  (iv)  to demand,  collect,  receipt  for,  compromise,  settle  and  sue  for  monies  due  in  respect  of  the  Collateral;  (v)  to transfer any Intellectual Property or  provide licenses respecting any Intellectual Property;  and  (vi) generally,

at  the  option  of  the  Secured  Party,  and  at  the  expense  of  the Company,  at  any time,  or  from  time  to  time,  to execute  and  deliver  any and  all  documents  and  instruments  and  to  do  all  acts  and  things  which  the  Secured

Party deems  necessary to  protect,  preserve  and  realize  upon  the  Collateral  and  the  Security  Interest  granted therein  in  order  to  effect  the  intent  of  this  Agreement  and  the  New  Note  all  as  fully  and  effectually  as  the

Company  might  or  could  do;  and  the  Company  hereby  ratifies  all  that  said  attorney  shall  lawfully  do  or

cause  to  be  done  by  virtue  hereof.    This  power  of  attorney  is  coupled  with  an  interest  and  shall  be irrevocable  for  the  term  of  this  Agreement  and  thereafter  as  long  as  any  of  the  Obligations  shall  be

outstanding.    The  designation  set  forth  herein  shall  be  deemed  to  amend  and  supersede  any  inconsistent provision in the Organizational Documents or other  documents or  agreements to which the  Company or any

of  the  Pledged  Securities  is  subject  or  to  which  the  Company  is  a  party.   Without  limiting  the  generality  of

the  foregoing,  after  the  occurrence  and  during  the  continuance  of  an  Event  of  Default,  the  Secured  Party  is

specifically authorized  to  execute  and  file  any applications  for  or  instruments  of  transfer  and  assignment  of

any   patents,   trademarks,   copyrights   or   other   Intellectual   Property   with   the   United   States   Patent   and

Trademark Office and the United States Copyright Office. This power of attorney is coupled with an interest and shall  be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

15.

OTHER SECURITY.

To  the  extent  that  the  Obligations  are  now  or  hereafter  secured  by  property  other  than  the  Collateral  or  by the  guarantee,  endorsement  or  property  of  any  other  person,  firm,  corporation  or  other  entity,  then  the

Secured  Party  shall  have  the  right,  in  its  sole  discretion,  to  pursue,  relinquish,  subordinate,  modify  or  take any  other  action  with  respect  thereto,  without  in  any  way  modifying  or  affecting  the  Secured  Party’s  rights and remedies hereunder.

16.

RESERVED.

Amended and Restated Security Agreement

Exhibit 10

17.

INDEMNIFICATION.

The  Company  and  the  Parent  shall,  jointly  and  severally,  indemnify,  reimburse  and  hold  harmless  the

Secured  Party  and  its  partners,  members,  shareholders,  officers,  directors,  employees  and  agents  (each,  an

“Indemnitee”)  from  and  against  any  and  all  losses,  claims,  liabilities,  damages,  penalties,  suits,  costs  and expenses, of any kind or  nature, (including fees relating to the  cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages,

penalties,  suits,  costs  and  expenses  which  result  from  the  gross  negligence  or  willful  misconduct  of  the

Indemnitee  as  determined  by  a  final,  nonappealable  decision  of  a  court  of  competent  jurisdiction.    This

indemnification  provision  is  in  addition  to,  and  not  in  limitation  of,  any  other  indemnification  provision  in the Exchange Agreement.

18.

MISCELLANEOUS.

18.1

Severability.   In the event that  any provision of this Agreement becomes or  is declared by a court  of competent  jurisdiction  to  be  illegal,  unenforceable  or  void,  this  Agreement  shall  continue  in  full  force  and effect  without  said  provision;  provided  that  in  such  case  the  parties  shall  negotiate  in  good  faith  to  replace such  provision  with  a  new  provision  which  is  not  illegal,  unenforceable  or  void,  as  long  as  such  new provision does not materially change the economic benefits of this Agreement to the parties.

18.2

Successors  and  Assigns.   The  terms  and  conditions  of  this  Agreement  shall  inure  to  the  benefit  of and

be  binding  upon  the  respective  successors  and  permitted  assigns  of  the  parties.   Nothing  in  this  Agreement,

express  or  implied,  is  intended  to  confer  upon  any  party  other  than  the  parties  hereto  or  their  respective successors  and  permitted  assigns  any  rights,  remedies,  obligations  or  liabilities  under  or  by  reason  of  this

Agreement, except as expressly provided in this Agreement.  The Secured Party may assign its rights hereunder in connection with any private sale or transfer of the New Note, in which case the term “Secured Party” shall be

deemed  to  refer  to  such  transferee  as  though  such  transferee  were  an  original  signatory hereto.   The  Company

and Parent may not assign their rights or obligations under this Agreement.

18.3

Injunctive  Relief.   The  Company  and  Parent  acknowledge  and  agree  that  a  breach  by  them  of  their obligations  hereunder  will  cause  irreparable  harm  to  the  Secured  Party and  that  the  remedy or  remedies  at  law for  any  such  breach  will  be  inadequate  and  agree,  in  the  event  of  any  such  breach,  in  addition  to  all  other available  remedies,  the  Secured  Party  shall  be  entitled  to  an  injunction  restraining  any  breach  and  requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

18.4

Governing Law; Jurisdiction.  This Agreement shall be governed by and construed under the laws of the

State  of  New  York  applicable  to  contracts  made  and  to  be  performed  entirely  within  the  State  of  New  York.

Each  party hereby irrevocably submits  to  the  exclusive  jurisdiction  of the  state  and  federal  courts  sitting  in  the

City  of  New  York  and  County  of  New  York  for  the  adjudication  of  any  dispute  hereunder  or  in  connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such  suit,  action  or  proceeding  is  brought  in  an  inconvenient  forum  or  that  the  venue  of  such  suit,  action  or

proceeding  is  improper.    Each  party  hereby  irrevocably  waives  personal  service  of  process  and  consents  to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect  for  notices  to it under this Agreement  and agrees that  such  service shall  constitute good and  sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Amended and Restated Security Agreement

Exhibit 10

18.5

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be

deemed  an  original,  and  all  of  which  together  shall  constitute  one  and  the  same  instrument.   This  Agreement

may be executed and delivered by facsimile transmission.

18.6

Headings.    The  headings  used  in  this  Agreement  are  used  for  convenience  only  and  are  not  to  be considered in construing or interpreting this Agreement.

18.7

Notices.   All  notices,  demands,  requests,  consents,  approvals,  and  other communications  required  or permitted hereunder shall be  in writing and,  unless  otherwise  specified herein,  shall be (i) personally served,

(ii)  deposited  in  the  mail,  registered  or  certified,  return  receipt  requested,  postage  prepaid,  (iii)  delivered  by

reputable   air  courier  service   with  charges  prepaid,  or   (iv)   transmitted  by  hand  delivery,   telegram,   or

facsimile,  addressed  as  set  forth  below  or  to  such  other  address  as  such  party  shall  have  specified  most

recently by  written  notice.   Any notice  or  other  communication  required  or  permitted  to  be  given  hereunder shall  be  deemed  effective  (a)  upon  hand  delivery  or  delivery  by  facsimile,  with  accurate  confirmation generated  by the transmitting facsimile  machine,  at the  address  or  number  designated below (if  delivered  on a  business  day  during  normal  business  hours  where  such  notice  is  to  be  received),  or  the  first  business  day following such  delivery (if  delivered  other  than  on  a  business  day during  normal  business  hours  where  such notice  is  to  be  received)  or  (b)  on  the  second  business  day  following  the  date  of  mailing  by express  courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:

MESOCOAT, INC.

24112 Rockwell Drive

Euclid, Ohio 44117

Attn: Andrew Sherman, Chief Executive Officer

Facsimile: (216) 404-0054

E-mail: asherman@mesocoat.com

If to the Parent:

ABAKAN INC.

2665 South Bayshore Drive, Suite 450

Miami, Florida 33133

Attn: Robert H. Miller, Chief Executive Officer

Facsimile: (786) 347-7706

E-mail:  robert.miller@abakaninc.com

If to the Secured Party:

GEORGE TOWN ASSOCIATES S.A.

c/o JTE FINANCE AG

Biermensdorferstrasse 55

CH 8004 Zurich, Switzerland

Facsimile:________________

E-mail:__________________

Amended and Restated Security Agreement

Exhibit 10

With a copy to:

Mazzeo Song & Bradham LLP

708 Third Avenue

New York, NY 10017

Facsimile:  212-599-8400

E-mail:  dsong@mazzeosong.com

(or,  in  the  case  of  a  successor  to  a  Secured  Party  in  connection  with  a  valid  transfer  of  the  New  Note,  the address  of  such  successor  designated  in  a  notice  given  to  the  Company  and  signed  by  the  original  secured party  and  such  successor),  or  as  shall  be  designated  by  such  party  (or  successor)  in  writing  to  the  other parties hereto in accordance with this Section 18.7.

18.8

Entire  Agreement;  Amendments.   This  Agreement  and  the  Exchange  Agreement  constitute  the  entire agreement  between  the  parties  with  regard  to  the  subject  matter  hereof  and  thereof,  superseding  all  prior agreements or understandings, whether written or oral, between or among the parties.  No (i) amendment to this

Agreement or (ii)  waiver of any agreement or  other obligation of the Company or Parent under this Agreement may  be  made  or  given  except  pursuant  to  a  written  instrument  executed  by  the  Company,  Parent  and  the

Secured  Party.   Any  waiver  given  pursuant  hereto  shall  be  effective  only  in  the  specific  instance  and  for  the specific purpose for which given.

[Signature Page Follows]

Amended and Restated Security Agreement

Exhibit 10

IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Amended  and  Restated  Security  Agreement to be duly executed on the day and year first above written.

MESOCOAT, INC.

By:

/s/ Andrew Sherman

Name: Andrew Sherman

Title: President

ABAKAN INC.

By:

/s/ Robert H. Miller

Name: Robert H. Miller

Title: Chief Executive Officer

GEORGE TOWN ASSOCIATES S.A.

By:

/s/ Engelbert Schreiber

Name:  Engelbert Schreiber

Title:  Director

Amended and Restated Security Agreement

Exhibit 10

Exhibit A to the

Amended and Restated Security Agreement

UCC-3 Financing Statement Amendment

Attached

Amended and Restated Security Agreement

Exhibit 10

Exhibit B to the

Amended and Restated Security Agreement

The Huntington National Bank Commercial Security Agreement

Attached

Amended and Restated Security Agreement

Exhibit 10

SCHEDULE I

COLLATERAL DEFINITION EXCEPTION

The following assets  and  property of the  Company are  not included in the  definition  of Collateral in  which the Secured Party has been granted a Security Interest as described in this Agreement.

▪     All  of  the  Project  Equipment,  as  defined  in  the  Loan  Agreement  dated  as  of  July  20,  2012  (the

“Loan  Agreement”)  between  the Director  of  Development  of  the  State  of Ohio  and  MesoCoat,  Inc.,

acquired  with  the  proceeds  of  the  R  &  D  Loan  (as  defined  in  the  Loan  Agreement),  including without limitation the following (as such list may be supplemented or amended from time to time):

One   CermaClad™   system   and   automated   pipe  blasting  equipment   used   for   high   speed   metal

cladding, as described more fully below:

A  system  purchased  from  Mattson  Technology  consisting  of  an  arc  lamp,  an  automated  blasting system,  power  supply,  and  a  pipe  manipulation  system  for  the  application  of  corrosion  resistant coatings to pipe. The blasting system removes mill scale from the pipe before treatment. The system includes  a  “stinger”  2-D  80  foot  robot  which  controls  the  fusion  process,  a  robot  that  applies  slurry to the pipe, a robot that holds the inspections tools and a pipe handling system.

Amended and Restated Security Agreement

Exhibit 10

SCHEDULE II

PLEDGED SECURITIES

Issuer

Shares/Interests Pledged

MesoCoat Coating Services, Inc.

100%

PT MesoCoat Indonesia

100%

Amended and Restated Security Agreement

Exhibit 10

SCHEDULE III

COMPANY INFORMATION

Name of the Company:

MesoCoat Inc.

Jurisdiction of Organization:

Nevada

Organizational Identification Number:

EIN – 20-8924902

Trade  names  and  other  names  used  by the  Company    MesoCoat

during the past five years:

Each  location  where  Collateral  or  the  Company’s    24112 Rockwell Drive, Euclid, Ohio 44117

books of account and records are located:

Name    and   location    of   each    consignee,    bailee,    None

warehouseman,  agent  or  processor  in  possession  of

any Collateral owned by the Company:

Amended and Restated Security Agreement

Exhibit 10

SCHEDULE IV

EXISTING LIENS AND ENCUMBRANCES

Lienholder

Type of Lien

Amount of Debt

1.

The Director of Development of the State of Ohio

Loan

$1,000,000.00

2.

The Huntington National Bank

Loan

$   134,427.22

3.

County of Cuyahoga, Ohio

Loan

$     40,819.54

Amended and Restated Security Agreement

Exhibit 10

SCHEDULE V

INTELLECTUAL PROPERTY

Licensed

Current

MesoCoat IP

No.

Title

Patent Number

Assignee

to

IP Status

Rights

Lockheed Martin

Rapid infrared heating of a

Energy Research

surface

6174388 B1

Corp., U.T.

MesoCoat

Issued

Exclusive

Battelle LLC,

Inc.

patent

rights

Oak Ridge, TN

Abrasive particles with

metallurgically bonded metal

6540800 B2

Powdermet Inc.

MesoCoat

Issued

Exclusive

coatings

Inc.

patent

rights

Method of producing fine coated

tungsten carbide particles

6641918 B1

Powdermet Inc.

MesoCoat

Issued

Exclusive

Inc.

patent

rights

Combined liquid phase and

activated sintering of refractory

7041250 B2

Powdermet Inc.

MesoCoat

Issued

Exclusive

metals

Inc.

patent

rights

Pulse thermal processing of

UT-Battelle,

functional materials using

7220936 B2

LLC, Oak Ridge,     MesoCoat

Issued

Exclusive

directed plasma arc

TN

Inc.

patent

rights

Powder friction forming

7560067 B2

Powdermet Inc.

MesoCoat

Issued

Exclusive

Inc.

patent

rights

Heterogeneous composite bodies

with isolated lenticular shaped

7635515 B1

Powdermet Inc.

MesoCoat

Issued

Exclusive

cermet regions

Inc.

patent

rights

Heterogeneous composite bodies

with isolated lenticular shaped

7681622 B2

Powdermet Inc.

MesoCoat

Issued

Exclusive

cermet regions

Inc.

Patent

rights

Coatings, Composition and

method related to non-spalling

US2010/020325

low density hardface coatings

5A1

MesoCoat Inc.

N/A

Filed Full

US Patent

Owned

Coatings, Composition and

Filed PCT

method related to non-spalling

N/A

MesoCoat Inc.

N/A

Patent

Owned

low density hardface coatings

Application

Article and method of

Filed PCT

manufacturing related to

N/A

MesoCoat Inc.

N/A

Patent

Owned

nanocomposite overlays

Application

Article and method of

manufacturing related to

US2010/029743

nanocomposite overlays

2A1

MesoCoat Inc.

N/A

Filed Full

US Patent

Owned

Filed

Method and Apparatus for

forming clad metal products

61/451,114

MesoCoat Inc.

N/A

Provisional

Patent

Owned

Application

Applied for

Thin Metal Coatings

MesoCoat Inc.

N/A

a

Provisional      Owned

Patent

Ternary Ceramic Thermal

Spraying Powder and Method of

Filed

Manufacturing Thermal Sprayed

61/798,032

MesoCoat Inc.

N/A

Provisional      Owned

Coating Using Said Powder

Patent

Amended and Restated Security Agreement